THE HUDSON RIVER TRUST
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Annual Report
December 31, 1995






MARKET CONDITIONS

1995 was a banner year for the U.S. financial markets. The Dow Jones Industrial Average rose above 5,000, while the S&P 500 index advanced by more than 37%. The bond market was stimulated by a near 2% drop in long-term rates and the Lehman Aggregate Bond Index, a broad based bond market index posted over an 18% return.

The rally in the bond market was prompted by last year's tightening by the Federal Reserve, which slowed economic growth while keeping inflation low. At the start of the year, inflation was in the 4%-4.5% range and market watchers anticipated that it would fall to 3.5% by year-end. Instead, we are moving toward 1996 with inflation at a relatively stable 2.5% level.

This shift caused the 30-year bond yield to drop from approximately 8% to 6% during 1995- a significant drop for a 12-month period. The combination of a benign inflation outlook and lower interest rates led to excellent performance in all sectors of the fixed-income market.

In 1995, the bond market was also encouraged by the increasing prospects of decreasing or even eliminating the Federal budget deficit. Although the budget debate continues, an agreement is expected and would be extremely important as a step toward substantial progress in cutting the budget, even if more ambitious Republican plans are not met.

Falling interest rates, low inflation and good corporate earnings created a near-ideal environment for stocks in 1995. The strongest areas of the stock market were technology, which benefited from very rapid industry growth; financial services, which benefited from the drop in rates; and health care, which benefited from the failure of reform legislation.

The surprise in the stock market this year was that, in a market environment with little power to raise prices and tepid sales growth, corporations continued to expand margins and record good profits. The excellent performance of the S&P 500 was driven by larger capitalization, blue chip stocks; which advanced well ahead of the general market. Indices like the Russell 2000, which represent smaller capitalization stocks, also posted strong performance, but were unable to keep pace with the S&P 500.

Foreign stock markets, which outperformed the U.S. market throughout 1994, could not keep pace with the U.S. rally in 1995. The European markets came closest - the MSCI European Index was up more than 20% for 1995, with 8% in currency gains against the U.S. dollar. The Japanese equity market was up only 0.7% in 1995, pulled down by a weak yen, while developing markets were down 7% for the year.

Looking forward, we expect that U.S economic growth will remain modest. As we enter 1996, wrangling over the budget has caused interest rates to rise and, in the near term, the bond market should remain in a wider trading range until there is a resolution. Market participants are frustrated given the lack of economic data, but there seems to be little risk of excessive economic growth. With few inflationary pressures on the horizon, we expect the Federal Reserve to cut interest rates further in order to stimulate consumer expenditures and investment. If our forecast proves correct, the result should be further gains in U.S. bond prices.

It will be difficult for U.S. companies to maintain the strong level of profit growth seen in 1995 with nominal GDP growth (real growth plus inflation) below 5%. We suspect that the stock market will hit weakness at some point during the year as more realistic profit forecasts are built into stock prices and that 1996 will see foreign markets begin to catch up with the U.S. However, we believe that 1996 should bring moderate growth in both the economy and the stock market, albeit at rates much more modest than in 1995.

                                      A1







THE EQUITY SERIES:
GROWTH & INCOME PORTFOLIO


Paul Rissman

Vice President
Investment experience:
7 years


W. Theodore Kuck
Vice President
Investment experience:
22 years

The stock market reached new highs in 1995, with the S&P 500 up more than 37% for the year. The market benefited from the almost 2% drop in long-term interest rates, which caused price/earnings ratios to rise. Substantial improvements in efficiency throughout the year helped companies to increase profits even as sales growth declined.

The Growth & Income Portfolio posted a gain of more than 24% for 1995. Although a strong return in absolute terms, this was well below the performance of the S&P 500. The Portfolio's conservative focus on blue chip, high dividend paying equity holdings prevented us from fully participating in the market rally. The Portfolio also underperformed its unmanaged benchmark, comprised of 75% S&P 500 and 25% Value Line Convertible Index. In strong markets such as the one we experienced in 1995, higher-yielding stocks and convertible bonds can not keep pace with the averages.

However, we continue to believe that convertible bonds make excellent investments over the long term. In purchasing a convertible bond, one gives up some price appreciation in the future in exchange for a higher dividend. When the equity market is very strong, potential for price appreciation is given up very quickly, and it takes time for this to be offset by the extra income from higher dividends. In a flat to declining market, convertible bonds are excellent performers because of their interest payments. We have increased our positions in the credit sensitive and energy sectors, where earnings are relatively independent of the economic cycle.

Looking forward, we believe it will be very difficult for U.S. companies to maintain profit growth in 1996. Nominal GDP growth (real growth plus inflation) is below 5%. Maintaining profit growth in this environment could result in layoffs, which in turn could lead to even slower growth in consumer spending. We suspect that the market will hit weakness at some point in 1996 as more realistic profit forecasts are built into stock prices.


INVESTMENT OBJECTIVE
High total return through a combination of current income and capital appreciation


INVESTMENT POLICY
Primarily income-producing common stocks and securities convertible into common stocks

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1995
Net Assets                $98.1 million
Number of Issues                     85

ASSET MIX DISTRIBUTION
Short-Term & Cash     23.2%
Convertibles          16.5%
Preferred Stock        5.6%
Common Stock          54.7%

LARGEST HOLDINGS
Bank of New York Co.*
This large New York-based commercial bank has expanded regionally by acquiring local and suburban banks and is a growing presence in retail-oriented banking.

Philip Morris Cos., Inc.
The largest cigarette company in the U.S. (Marlboro), second-largest brewer (Miller Brewing Co.) and largest U.S. food processor (Kraft General Foods, Inc.)

Mobil Corp.
A worldwide integrated petroleum company and leading maker of chemicals with an aggressive exploration program to develop frontier oil fields.

NYNEX Corp.
Operates the fifth largest local exchange telephone business in the U.S., serving the majority of customers in New York State and the New England states.

Bristol-Myers Squibb Co.
Major   pharmaceutical  and  consumer  goods   manufacturer.   Products  include
pharmaceutical, beauty aids and infant formula, marketed under the Clairol, Nuprin, Ban and Bufferin brand names.




Cincinnati Bell, Inc.
Provides telephone service in southwestern Ohio and parts of Kentucky and Indiana. It also engages in unregulated telecommunications related businesses.

*Includes convertibles
                                      A2






THE EQUITY SERIES:
EQUITY INDEX PORTFOLIO

Judith Maglio
Vice President
Investment experience:
25 years

The rally of the equity market in 1995 resulted in strong performance for the S&P 500, and consequently for the Equity Index Portfolio. In 1995, the Equity Index Portfolio (after expenses) posted returns closely in line with those of the S&P 500.

The Equity Index Fund is the only passively managed portfolio within the Hudson River Trust. Using a stratified sampling technique, the Portfolio is constructed to track the investment results of the S&P 500 Index before expenses without holding all 500 issues. It also seeks to keep its risk level consistent with that of the S&P 500. Because the goal of the Index is to track the S&P 500, it will remain fully invested in common stocks.

As of December 31, the Portfolio held 454 of the 500 issues in the S&P 500 Index. Stocks are selected to mirror the market capitalization and industry weightings of the S&P 500.

INVESTMENT OBJECTIVE
Total return before expenses that  approximates the total return  performance of
the  Standard  &  Poor's  Corporation  500  Index,   including  reinvestment  of
dividends, at a risk level consistent with that of the Index.

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1995
Net Assets                $165.8 million
Number of Issues                     454

LARGEST HOLDINGS
General Electric Co.
GE's business products include aircraft engines, appliances and broadcasting, lighting and financial services.

AT&T Corp.
The largest U.S. long-distance telephone company. It also manufactures telecommunications equipment and computers and provides financial services.

Exxon Corp.
A major world crude oil and natural gas exploration, production, transportation and marketing company. It also explores for and mines coal and other minerals, and makes and sells petrochemicals.

Coca-Cola Co.
The world's largest soft-drink company - it makes soft drink concentrates and syrups - and has a sizable fruit juice business especially orange juice.

Merck & Co., Inc.
The largest pharmaceutical company in the world. Entered the managed care market through acquisition of Medco Containment Systems, the leading mail-order drug marketer in the United States.

Philip Morris Cos., Inc.
The largest cigarette company in the U.S. (Marlboro), second-largest brewer (Miller Brewing Co.) and largest U.S. food processor (Kraft General Foods, Inc.).

                                      A3






THE EQUITY SERIES:
COMMON STOCK PORTFOLIO

Tyler Smith
Senior Vice President
Investment experience:
32 years

1995 was one of the best years ever for the U.S. stock market. It was the Federal Reserve's tightening of monetary policy in 1994 that kept inflation in check and allowed for an easing of interest rates in 1995. Combined with good corporate earnings, this created a near-ideal environment for stocks.

As the year progressed, it became more and more apparent that the pace of economic growth was slowing. This resulted in a narrowing of market leadership, with blue chip consumer stocks, considered to be relatively insulated from the economic cycle, advancing well ahead of the general market. As these stocks are heavily represented in the stock market averages, funds which typically invest in a broader mix of companies had a difficult time matching the performance of the Dow Jones and Standards and Poors averages.

The Common Stock Portfolio did well through the summer months, but lagged later in the year as its large technology holdings came under selling pressure. We have shifted emphasis within this sector away from personal computer related stocks and toward computer networking companies, which are profiting from the extraordinary growth of the Internet. We think that the market's selling of these stocks will run its course and that they will do well in 1996. The Portfolio also continues to stress financial stocks.

Clearly, 1995 market performance was well above trends and is unlikely to be matched in 1996. With interest rates low and inflation under control, we do not see significant downside risk. The economic expansion hasn't produced excesses that require a recession to correct. 1996 should bring moderate growth in both the economy and the stock market, albeit at rates much more modest than in 1995.

INVESTMENT OBJECTIVE
Long-term growth of its capital and increase income

INVESTMENT POLICY
Primarily common stock and other equity-type instruments

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1995
Net Assets                          $4.9 billion
Number of Issues                             102

ASSET MIX DISTRIBUTION

Preferred Stock               0.9%
Convertibles                  0.5%
Short-Term and Cash           2.6%
Common Stock                 96.0%

LARGEST HOLDINGS

Cisco Systems, Inc.
Leading provider of equipment and systems used to interconnect and manage computer networks.

American International Group, Inc.
One of the world's leading insurance organizations providing insurance and other financial services in 130 countries and territories.

Travelers Group, Inc.
This company offers diverse financial services, including investment services, insurance and consumer lending.

Mannesmann AG (ADR)
Manufactures  steel  tubes,   machinery  and  auto  components  and  engages  in
industrial plant engineering. Mannesmann also operates Germany's second private mobile phone network.

Loews Corp.
A widely diversified conglomerate deriving most of its revenue from life and property-casualty insurance and cigarettes through its holdings CNA Insurance and Lorillard tobacco.

Motorola, Inc.
One of the leading suppliers of semiconductors, paging equipment and cellular mobile telecommunications systems. Also produces government and industrial electronics and automotive equipment.

                                      A4





THE EQUITY SERIES:
GLOBAL PORTFOLIO

Ronald Simcoe
Vice President
Investment experience:
18 years

The U.S. equity market had an exceptional 1995 compared to international markets, with the S&P 500 Index rising more than 37%. During the year, the European markets gained 21.5%, of which 8% represented currency gains. Japan was up 0.7% despite Yen weakness, which reduced performance by 4%. Developing markets lagged, falling 7% for the year. The Global Portfolio slightly underperformed the Morgan Stanley Capital World Index, primarily because of the Portfolio's modest underweighting of the strong U.S. market.

Currency volatility was a major factor in global performance for 1995 as the U.S. dollar experienced a roller coaster ride, particularly against the Yen. From January to April, the dollar weakened dramatically, which reduced earnings for most non-dollar based companies. Because of dollar weakness, the goods and services of non-dollar based companies became more expensive in the competitive global marketplace. Strengthening of the dollar occurred as the year progressed, following settlement of the U.S./Japan trade dispute and intervention by major central banks (particularly the U.S. and Japan).

For the year, growth stocks performed exceptionally well due to continuous interest rate reductions which began at the end of the first quarter. The central banks of developed countries have all adopted monetary policies designed to turn around the decelerating growth rates of their economies.

As we enter 1996, we expect ongoing global interest rate reductions. We will also see better sales and earnings comparisons for European and Japanese manufacturers against dollar-based competitors. Japan offers the greatest potential for positive earnings surprises in the new year. Year-end valuation measures indicate that the U.S. stock market is expensive relative to international markets; growth stocks are expensive; and cyclical stocks appear attractive. We are modestly rebalancing the Portfolio by selling highly-valued growth companies and replacing them with quasi-cyclical stocks.

INVESTMENT OBJECTIVE
Long-term growth of capital

INVESTMENT POLICY
Primarily equity securities of non-United States companies as well as United States issuers

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1995
Net Assets                      $686.1 million
Number of Issues                           392
Number of Countries Represented             33

DISTRIBUTION OF EQUITY INVESTMENTS BY GLOBAL REGION
Other European Countries   13.8%
Canada                      0.8%
New Zealand & Australia     1.6%
Short-Term & Cash          13.5%
Scandinavia                 3.3%
Japan                      20.0%
Southeast Asia              3.4%
Latin America               1.0%
United Kingdom              8.2%
United States              34.4%

LARGEST EQUITY HOLDINGS Cisco Systems, Inc.
Leading provider of equipment and systems used to interconnect and manage computer networks.

Travelers Group, Inc.
This company offers diverse financial services, including investment services, insurance and consumer lending.

SGL Carbon AG
German producer of carbon electrodes for electric steel furnaces.

Filtronic Comtek PLC
Major British producer of cellular telephone infrastructure components.

American International Group, Inc.
One of the world's leading insurance organizations providing insurance and other financial services in 130 countries and territories.

Philip Morris Cos., Inc.
The largest cigarette company in the U.S. (Marlboro), second-largest brewer (Miller Brewing Co.) and largest U.S. food processor (Kraft General Foods, Inc.)

Please refer to the prospectus for a description of the risks involved in international investing, including currency, economic and political risks, as well as differences in accounting.
                                      A5






THE EQUITY SERIES:
INTERNATIONAL PORTFOLIO

Ronald Simcoe
Vice President
Investment experience:
18 years

The International Portfolio, established on April 3, 1995, posted double-digit returns through the end of 1995, outperforming its unmanaged benchmark, the MSCI EAFE Index. The International Portfolio has grown rapidly from a base of $5 million to $28.7 million at year-end.

The Portfolio's strong performance was driven by ownership of growth stocks, which experienced strong gains in a falling interest rate environment. Our overweight positions in capital goods and technology stocks also helped performance. Beginning in the second quarter of 1995, we benefited from currency hedges against the Japanese Yen.

As we enter 1996, we expect continued global interest rate declines and we believe foreign markets will perform well relative to the U.S. We should see better sales and earnings comparisons for European and Japanese manufacturers against their dollar-based competitors. Year-end historic valuation measures indicate that the U.S. stock market is expensive relative to international markets; growth stocks are expensive; and cyclical stocks appear attractive.

The Portfolio experienced a large surge in cash inflow at the end of 1995. This cash will be expeditiously invested in January 1996. We plan to add to our holdings in both Japan and the U.K., which are the largest international markets. Quasi-cyclical issues are expected to be the major investment theme. We also plan to rebuild significant hedges on European currencies since we believe the dollar will strengthen further in early 1996.

INVESTMENT OBJECTIVE
Long-term growth of capital

INVESTMENT POLICY
Primarily equity securities selected principally to permit participation in non-United States companies with prospects for growth.

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1995
Net Assets                        $28.7 million
Number of Issues                            222
Number of Countries Represented              30

DISTRIBUTION OF EQUITY INVESTMENTS BY GLOBAL REGION

New Zealand & Australia 2.9%
Canada 0.7%
Japan 31.0%
Short-Term & Cash 37.6%
United Kingdom 6.1%
Scandinavia 4.0%
Southeast Asia 2.9%
Other European Countries 13.6%
Latin America 1.2%

LARGEST EQUITY HOLDINGS

SGL Carbon AG
German producer of carbon electrodes for electric steel furnaces.

Rohm Co. Ltd.
Japanese producer of specialized semi-conductor devices, particularly known for customized linear integrated circuits.

Nichei Co. Ltd.
Japanese financial company which lends primarily to medium and small domestic corporations.

Aegon N.V.
Major Dutch property and casualty insurance company with significant U.S. share in Japan.

Nippon Television Network
Nationwide television broadcaster holding top-ranked audience share in Japan.

Cochlear Ltd.
Australian specialist manufacturer of hearing aids for people with severe hearing disabilities.

Please refer to the prospectus for a description of the risks involved in international investing, including currency, economic and political risks, as well as differences in accounting.

                                      A6






THE EQUITY SERIES:
AGGRESSIVE STOCK PORTFOLIO

Alden Stewart
Executive Vice President
Investment experience:
24 years

Randall Haase
Senior Vice President
Investment experience:
8 years

The U.S. equity markets saw a historic rally in 1995, with the Standard & Poors and Dow Jones averages rising to record highs. The blue-chip consumer stocks that drive the S&P 500 advanced well ahead of the general market. However, indices like the Russell 2000, which represents smaller capitalization stocks, were unable to keep pace with the S&P 500. The Aggressive Stock Portfolio posted strong returns in 1995, outperforming its unmanaged market benchmark, comprised of 50% S&P 400 (Mid-Cap) Index and 50% Russell 2000 Index.

Our overweight position in energy services, and particularly offshore drilling, helped boost Portfolio performance. Having significantly reduced technology holdings during the fall, the Portfolio avoided the repercussions of the market sell-off in technology stocks in the fourth quarter.

As we enter 1996, we continue to favor energy, health care, retail and technology stocks. Reflecting these themes, newer positions in the Portfolio include Diamond Offshore Drilling, the largest owner of semi-submersible offshore rigs. We have also added a position in Healthsouth, the country's largest provider of inpatient and outpatient rehabilitation. We eliminated our large position in Viacom during the summer due to slowdowns in both the video industry and Viacom's theatrical division.

We believe interest rates should remain flat as long as moderate economic activity continues. It is likely that the Federal Reserve will lower the federal funds rate again sometime in the next few months to prevent the economy from slowing further. We remain focused on small to medium-sized growth companies that continue to build their franchises and have the potential to expand market share in their respective industries.

INVESTMENT OBJECTIVE
Long-term growth of capital

INVESTMENT POLICY
Primarily common stocks and other equity-type securities issued by quality small- and intermediate-sized companies with strong growth prospects and in covered options on those securities

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1995
Net Assets                          $2.7 billion
Number of Issues                              76

ASSET MIX DISTRIBUTION

Short-Term and Cash      4.6%
Common Stock            95.4%


LARGEST HOLDINGS

CNAFinancial Corp.
One of the largest property-casualty and life insurers in the United States.

Telephone & Data Systems, Inc.
Owns and operates local phone companies primarily in rural areas and is a leading owner and operator of cellular telephone systems through its majority ownership of U.S. Cellular.

Federated Department Stores, Inc.
One of the largest department store operators with 355 stores and over $15 billion in sales.

Nine West Group, Inc.
One of the leading manufacturers of women's footwear in the United States. The company sells their products through department stores as well as their own retail stores.

Mannesmann AG (ADR)
Manufactures  steel  tubes,   machinery  and  auto  components  and  engages  in
industrial plant engineering. Mannesmann also operates Germany's second private mobile phone network.

Diamond Offshore Drilling
One of the largest operators of semi-submersible offshore drilling rigs in the world.

                                      A7





THE ASSET ALLOCATION SERIES:
CONSERVATIVE INVESTORS PORTFOLIO

Robert G. Heisterberg
Senior Vice President
Investment experience:
35 years

Both the equity and fixed-income markets saw significant rallies in 1995. The S&P 500 index rose more than 37% in 1995, while long-term interest rates dropped by nearly 2%. With this sharp drop in interest rates, the Conservative Investors Portfolio easily recovered last year's decline and went on to post a strong double-digit return. The Portfolio underperformed its unmanaged benchmark, which represents 70% Lehman Brothers Treasury Bond Index and 30% S&P 500; mostly due to a conservative asset mix, with only 12% invested in stocks. However, with returns of more than 20% for the year, the Portfolio posted strong performance in absolute terms while maintaining a low risk profile.

Performance in the fixed-income portion of the Portfolio was above benchmark, largely due to a longer-than-average maturity and the drop in long-term interest rates. The performance of the Portfolio's equity holdings was fairly close to that of the S&P 500 due to our emphasis on consumer non-cyclical and financial stocks. These sectors were not hurt by slower-than-expected economic growth.

Our asset mix remains conservative, with 78% of the Portfolio invested in fixed-income investments, 12% in stocks and 10% in cash. The stock market is at record highs on many value measures and we do not believe that a conservative investor should have substantial exposure to stocks at these levels. On the fixed-income side, we are maintaining an average maturity of 12.5 years, which is slightly longer than benchmark, because of the disappointing Christmas selling season.

We suspect that the economy will be off to a weak start in 1996 and that bond prices will be firm. Portfolio quality remains very high, so that any credit quality concerns created by the economic slowdown should not affect the Portfolio's performance.

INVESTMENT OBJECTIVE
High total return without, in the investment adviser's opinion, undue risk to principal

INVESTMENT POLICY
Diversified mix of publicly traded equity and debt securities

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1995
Net Assets                         $252.1 million
Number of Issues                               46
Average Quality*                              AA+

ASSET MIX DISTRIBUTION
Common Stock                  11.6%
Short-Term and Cash           10.4%
Bonds                         78.0%

LARGEST EQUITY HOLDINGS Bank of New York Co.
This large New York-based commercial bank has expanded regionally by acquiring local and suburban banks and is a growing presence in retail-oriented banking.

Philip Morris Cos., Inc.
The largest cigarette company in the U.S. (Marlboro), second-largest brewer (Miller Brewing Co.) and largest U.S. food processor (Kraft General Foods, Inc.)

General Electric Co.
GE's business products include aircraft engines, appliances and broadcasting, lighting and financial services.

Medtronic, Inc.
The world's leading producer of implantable cardiac pacemakers, this company also makes related support systems, artificial heart valves and neurological devices and has one of the world's largest medical device sales forces.

Gillette Corp.
The leading company in razors and blades with over 60% of the domestic market, along with important market positions in toiletries, writing instruments and small appliances.

Pfizer, Inc.
Major multinational pharmaceutical company. Markets products under the Visine, Ben-Gay and Procardia brand names.

We vary the portion of assets invested in each type of security in accordance with our evaluation of economic conditions, the general level of common stock prices, anticipated interest rates and other relevant considerations.

*The Average Quality represents a weighted average of the Portfolio's fixed income holdings, excluding cash, using the Standard & Poor's rating scale.

                                      A8







THE ASSET ALLOCATION SERIES:
BALANCED PORTFOLIO

Robert G. Heisterberg
Senior Vice President
Investment experience:
35 years

The economic environment of slow growth, subdued inflation and declining interest rates provided the backdrop for an excellent year in the financial markets. The stock market was propelled by strong corporate profits and a sharp drop in interest rates. In addition, strong cash flow into U.S. equity mutual funds continued. In 1995, the S&P 500 gained more than 37%, led by the performance of large capitalization stocks. The bond market also racked up double-digit returns, but was unable to match the equity market. As expected, this generally caused balanced funds to underperform pure equity funds in 1995.

During the first two months of 1995, conservative corporate positioning and a shift in Federal Reserve monetary policy detracted from the performance of the Portfolio's bond component, although it went on to outperform the market during the rest of 1995. We are maintaining a longer-than-average duration versus the Lehman Government/Corporate Index in response to the continued slow growth of the economy.

The equity component of the Balanced Portfolio emphasizes growth at a reasonable price across the capitalization spectrum. The excellent performance of the S&P 500 was driven by larger capitalization, blue chip stocks; which advanced well ahead of the general market. Indices representing smaller capitalization stocks also posted strong performance, but were unable to keep pace with the S&P 500. The Balanced Portfolio holds high quality, leading companies and is broadly diversified across industry lines. We continue to focus on the stocks of those companies, in any industry, whose earnings growth is reliable, steady and much faster than that of the stock market in general.

The Portfolio's asset mix as of year-end was 55.1% in stocks and convertible securities, 37.8% in bonds and 7.1% in cash. We believe the Portfolio's stock holdings have the potential for strong earnings improvements in 1996. However, there are risks in the stock market if the U.S. economy strays from its non-inflationary growth path. Given our forecast for the economy and financial markets, we do not anticipate any major shifts in the asset mix in the near future.

INVESTMENT OBJECTIVE
High return through both appreciation of capital and current income

INVESTMENT POLICY
Diversified portfolio of publicly traded equity and debt securities and short-term money market instruments

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1995
Net Assets                           $1.5 billion
Number of Equity Issues                       156
Average Quality*                               AA
Average Maturity                        9.2 years

ASSET MIX DISTRIBUTION
Short-Term and Cash            7.1%
Bonds                         37.8%
Convertibles                   3.0%
Preferred Stock                1.0%
Common Stock                  51.1%

Please refer to the prospectus for a description of the risks involved in international investing, including currency, economic and political risks, as well as differences in accounting.

LARGEST EQUITY HOLDINGS
Philip Morris Cos., Inc.**
The largest cigarette company in the U.S. (Marlboro), second-largest brewer (Miller Brewing Co.) and largest U.S. food processor (Kraft General Foods, Inc.)

Travelers Group, Inc.
This company offers diverse financial services, including investment services, insurance and consumer lending.

Monsanto Co.
Diversified chemical company with significant exposure in the agricultural and pharmaceutical businesses.

Pepsico, Inc.
A global consumer products company in the soft drink, snack (Frito-Lay) and restaurant businesses.

AT&T Corp.
The largest U.S. long-distance telephone company. It also manufactures telecommunications equipment and computers and provides financial services.

Ceridian Corp.
An information services company with three main businesses: payroll processing, systems integration and media sampling services.
We vary the portion of assets invested in each type of security in accordance with our evaluation of economic conditions, the general level of common stock prices, anticipated interest rates and other relevant considerations.

* The Average Quality represents a weighted average of the Portfolio's fixed income holdings, excluding cash, using the Standard & Poor's rating scale.
** Includes convertibles
                                      A9





THE ASSET ALLOCATION SERIES:
GROWTH INVESTORS PORTFOLIO

Robert G. Heisterberg
Senior Vice President
Investment experience:
35 years

1995 was an excellent year for the financial markets - the S&P 500 index rose more than 37%, while long-term interest rates dropped by nearly 2%. Although the Growth Investors Portfolio underperformed its unmanaged benchmark, which represents 70% S&P 500 and 30% Lehman Brothers Government/Corporate Bond Index, it ended the year with strong double-digit performance. 1995 was a difficult year for managers to keep up with benchmarks such as the S&P 500, considering that the blue-chip companies that make up these indices significantly outperformed the average stock. However, the Growth Investors Portfolio outperformed its managed benchmark, the Lipper Flexible Portfolio Average, and we believe that our rate of return is competitive with other balanced and asset allocation funds.

The performance of the Portfolio's equity holdings was fairly close to that of the S&P 500 due to our emphasis on consumer non-cyclical and financial stocks. These sectors were not hurt by slower-than-expected economic growth. On the fixed-income side, we maintained a longer than average maturity throughout the year, which helped to boost performance. The Portfolio also benefited from the drop in long-term interest rates and the good performance of the high-yield sector. Foreign markets significantly lagged the U.S. market in 1995. Although we had reduced our foreign equity holdings, our 6% exposure did weigh down performance slightly.

We are maintaining our current asset mix, comprised of 53% in stocks, 37% in fixed-income investments and 10% in cash. It will be difficult for U.S. companies to maintain profit growth in 1996 and we suspect that the stock market will hit weakness at some point during the year as more realistic profit forecasts are built into stock prices. If profits begin to weaken, the Portfolio's asset mix will be adjusted by selling companies with disappointing profits. We also believe that 1996 will see foreign markets start to catch up with the U.S. market, and have begun to gradually increase our exposure to international stocks.

Please refer to the prospectus for a description of the risks involved in international investing, including currency, economic and political risks, as well as differences in accounting.

INVESTMENT OBJECTIVE
Highest total return consistent with the investment adviser's determination of reasonable risk

INVESTMENT POLICY
Diversified mix of publicly traded equity and fixed income securities, including at times common stocks appropriate for investment by the Aggressive Stock Portfolio and at times fixed income securities appropriate for the High Yield Portfolio.

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1995 Net Assets $896.1 million Number of Issues 375 Average Quality, Investment Grade* AAA Average Quality, High Yield* B+

ASSET MIX DISTRIBUTION
High Yield Bonds           3.9%
Short-Term and Cash        9.9%
Bonds                     32.9%
Convertibles               0.1%
International Stock        6.3%
Common Stock              46.9%

LARGEST EQUITY HOLDINGS
Philip Morris Cos., Inc.
The largest cigarette company in the U.S. (Marlboro), second-largest brewer (Miller Brewing Co.) and largest U.S. food processor (Kraft General Foods, Inc.)

Bank of New York Co.
This large New York-based commercial bank has expanded regionally by acquiring local and suburban banks and is a growing presence in retail-oriented banking.

Pfizer, Inc.
Major multinational pharmaceutical company. Markets products under the Visine, Ben-Gay and Procardia brand names.

General Reinsurance Corp.
Largest property-casualty reinsurer in the United States. Other subsidiaries are engaged in property-casualty reinsurance overseas and in other financial services.

Medtronic, Inc.
The world's leading producer of implantable cardiac pacemakers, this company also makes related support systems, artificial heart valves and neurological devices and has one of the world's largest medical device sales forces.

Gillette Corp.
The leading company in razors and blades with over 60% of the domestic market,



along with important market positions in toiletries, writing instruments and small appliances.

We vary the portion of assets invested in each type of security in accordance with our evaluation of economic conditions, the general level of common stock prices, anticipated interest rates and other relevant considerations.

* The Average Quality represents a weighted average of the Portfolio's fixed income holdings, excluding cash, using the Standard & Poor's rating scale.

                                      A10






THE FIXED INCOME SERIES:
MONEY MARKET PORTFOLIO

Raymond Papera
Vice President
Investment experience:
14 years

Fluctuating market conditions, and shifts in Federal Reserve policy, kept money market fund managers on their toes in 1995. The Money Market Portfolio outperformed its managed benchmark, the Lipper Money Market Mutual Funds Average, and matched the performance of the 3-Month Treasury Bill for the year.

As 1995 opened, the Federal Reserve Board raised the Fed Funds rate to 6.00%. It was the seventh tightening authorized by the Fed in a twelve-month period, and we maintained a short average maturity to take advantage of any further rate hikes. As the first quarter of 1995 came to an end, it appeared that inflation was being held in check. Second-quarter data indicated a slowdown in growth, which in turn caused us to shift strategy toward a more neutral stance, and an average duration. It became clear that the short-term yield curve was beginning to flatten out.

When the Fed announced a 25-basis-point easing in early July, it marked the first time since 1989 that we saw a tightening and an easing in the same year. Within the money market, as short-term interest rates began to rise above long-term rates -- a rare situation known as an inverted yield curve -- the Portfolio extended its average maturity to maintain competitive performance yield.

Weak economic data continued to flow in during the third and fourth quarter, and the lack of a federal budget agreement may have delayed additional interest rate easings. Finally, in December, the Fed authorized another reduction in the Funds rate, which closed the year at the 5.50% level. We responded by further extending the Portfolio's average maturity, which was up to 58 days at the end of 1995. According to the Fed, the December easing was based on a decline in inflation expectations. This, combined with one of the most disappointing holiday retail seasons since World War II, indicates that the economy will probably remain sluggish as we enter 1996. In anticipation of further declines in yields for now, we plan to maintain a relatively high average fund maturity.


INVESTMENT OBJECTIVE
High level of current income, preserve its assets and maintain liquidity

INVESTMENT POLICY
Primarily high-quality U.S. dollar denominated money market instruments

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1995
Net Assets                        $386.7 million
Number of Issues                              50
Average Maturity                         59 days

The Money Market Portfolio is neither guaranteed nor insured by the U.S. Government. There can be no assurance that the Portfolio will be able to maintain a stable net asset value.

ASSET MIX DISTRIBUTION

Commercial Paper                71.4%
Short-Term & Cash                1.0%
Bank Notes                       3.8%
Variable Rate Securities        10.2%
Banker's Acceptances             5.1%
Certificates of Deposit          8.5%

DISTRIBUTION OF ASSETS BY MATURITY

91+ days      10.6%
61-90 days    26.7%
1-30 days     24.9%
31-60 days    37.8%

                                      A11





THE FIXED INCOME SERIES:
INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO

Patricia J. Young
Senior Vice President
Investment experience:
14 years

Paul A. Ullman
Vice President
Investment experience:
13 years

U.S. bonds provided extraordinary returns in 1995. The ground work for the rally was laid by last year's tightening by the Federal Reserve, which slowed economic growth to near trend levels while keeping inflation low. The Intermediate Government Securities Portfolio posted strong returns in 1995, slightly underperforming its unmanaged benchmark, the Lehman Intermediate Government Bond Index.

While the U.S. economy slowed in the first half of 1995, growth improved in the third quarter due to larger-than-expected increases in residential housing, government spending and business inventories. However, fourth quarter economic growth was less robust. Retail sales remained weak and gains in real disposable income slowed while personal debt levels continued to escalate. Growth also remained sluggish in the manufacturing sector.

A rally at year-end was sparked by the benign inflation outlook and the possibility of a federal government deficit package. Broad price indices such as the Consumer and Producer Price Indices rose only modestly and labor costs remained under control.

The Portfolio's performance improved against its benchmark as 1995 progressed. The first quarter was the most difficult period, as we started the year with a bearish outlook for the bond market. However, we subsequently repositioned the Portfolio to benefit from a positive market environment. The Portfolio was invested in a combination of mortgage-backed and Treasury securities. We varied our weighting in fixed-rate mortgages in response to the outlook for pre-payments and the level of market volatility.

We expect that U.S. economic growth will remain modest. Wrangling over the budget has caused interest rates to increase and, in the near term, the market should remain in a wider trading range until there is a resolution. Market participants are frustrated given the lack of economic data, but there seems to be little risk of excessive economic growth. With few inflationary pressures on the horizon, we expect the Federal Reserve to cut interest rates further in order to stimulate consumer expenditures and investment. If our forecast proves correct, the result should be further gains in U.S. bond prices.

INVESTMENT OBJECTIVE
High current income consistent with relative stability of principal

INVESTMENT POLICY
Primarily debt securities issued or guaranteed as to principal and interest by the U.S. Government or any of its agencies or instrumentalities

The Portfolio's investments will each have a final maturity of not more than ten years or a duration not exceeding that of a ten-year Treasury note.

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1995
Net Assets                      $71.8 million
Number of Issues                           18
Average Quality                         Gov't
Average Duration*                   2.6 years

*As to mortgages average life


The Intermediate Government Securities Portfolio is neither guaranteed nor insured by the U.S. Government.

ASSET MIX DISTRIBUTION

Mortgage-Backed Securities      47.3%
CMOs                            12.8%
Short-Term & Cash                8.1%
Other                            4.6%
Treasuries                      21.4%
Agencies                         5.8%

DISTRIBUTION OF ASSETS BY DURATION*

Over 7 Years            9.1%
5-7 Years              12.3%
3-5 Years              18.0%
1-3 Years              21.5%
0-1 Year               39.1%

                                      A12





THE FIXED INCOME SERIES:
QUALITY BOND PORTFOLIO

Matthew Bloom
Vice President
Investment experience:
14 years

The fixed-income markets saw excellent performance throughout 1995. As the year began, the economy was operating at full capacity and growing rapidly. By the second quarter, it was apparent that the increase in interest rates in 1994 and early 1995, and declining inflationary pressures, had succeeded in slowing growth to the more sustainable path it has since followed.

Although the Federal Reserve moved to tighten monetary policy in February by raising the Federal Funds rate, we then saw a switch in policy as the Federal Funds rate was reduced in July and again in December. These changes in policy were reactions to the growth rate of the economy during 1995. As the rally in the fixed-income markets progressed, cash levels in the Portfolio were reduced by decreasing its exposure to long-term bonds and buying more shorter-term bonds.

We were overweighted in the corporate bond market, attracted by enhanced yields and the improving credit quality of corporations as the recovery continued. Interestingly, within the corporate arena, lower-quality bonds fared better as a whole - mostly because when the economy is positive and inflation is low, investors don't worry as much about credit quality. This contributed to the Quality Bond Portfolio underperforming its unmanaged benchmark, the Lehman Aggregate Bond Index, despite the Portfolio's strong returns.

The Portfolio also invested in US dollar-denominated securities issued by non-U.S. issuers (Yankee bonds), where credit and risk characteristics presented opportunities. During the second half of 1995, the Portfolio took advantage of greater returns available overseas by investing in European government bonds. The currency risk of these investments was fully hedged back into U.S. dollars.

The Portfolio maintained an underweight position in mortgages in 1995. Fears about volatility and a possible drop in interest rates, along with an awareness of the increasing ease with which homeowners can refinance their mortgages, led to concern that mortgage-backed securities would underperform.

Looking forward, we believe that the outlook remains positive for fixed-income securities, although lower interest rates suggest that total returns in 1996 may be lower than in 1995.

INVESTMENT OBJECTIVE
High current income consistent with preservation of capital

INVESTMENT POLICY
Primarily  investment grade fixed income  securities The Portfolio  reserves the
right  to  invest  in  convertible   debt   securities,   preferred  stocks  and
dividend-paying common stocks.

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1995
Net Assets                      $157.4 million
Number of Issues                            18
Average Quality*                           AA+
Average Duration**                   4.8 years

* The Average Quality represents a weighted average of the Portfolio's holdings, excluding cash, using the Standard & Poor's rating scale.
** As to mortgages average life

Please refer to the prospectus for a description of the risks involved in international investing, including currency, economic and political risks, as well as differences in accounting.

ASSET MIX DISTRIBUTION

Short-Term & Cash               3.2%
Foreign Bonds                   7.8%
Mortgage-Backed Securities      8.4%
Yankee Corporate Bonds          9.1%
Domestic Corporate Bonds       20.6%
Government Bonds               50.9%

DISTRIBUTION OF ASSETS BY DURATION**

7-10 Years              9.6%
4-7 Years               7.0%
2-4 Years              50.5%
Over 10 Years          14.3%
0-1 Year                3.2%
1-2 Years              15.4%

                                      A13






THE FIXED INCOME SERIES:
HIGH YIELD PORTFOLIO

Wayne Tappe
Vice President
Investment experience:
12 years

The high yield market saw stellar returns in 1995. The market benefited from an extremely robust equity market, declining interest rates and very strong high-yield mutual fund inflows of $10.7 billion. However, high yield bonds underperformed many other markets including equities and emerging markets. The high yield market also absorbed approximately $47.2 billion in new issues second only to $60.2 billion in 1993. Most of the new issuance has been used to fund growth and infrastructure in the cable and telecommunications sectors, which accounted for about one third of 1995's issues.

The High Yield Portfolio did exceptionally well in 1995, outperforming its managed benchmark, the Lipper High Current Yield Bond Funds Average. It was also one of the few funds that was able to outperform the Merrill Lynch Master High Yield Index, the Portfolio's unmanaged benchmark. In 1995, the Portfolio focused on media and telecommunications credits. As the year progressed, we shifted out of most cyclicals, particularly paper and auto-related companies. Given the signs of continued slowing of the economy and fears of a recession, the Portfolio increased its credit quality by adding more BB names and decreasing exposure to CCCs. Our emerging markets investments performed well in 1995. Many new foreign bonds, which were extremely cheap relative to high yield spreads, have paid handsome dividends in 1995.

It will be extremely difficult to match last year's returns in 1996. It is unlikely that a clear set of signals will appear. We expect a sluggish economy accompanied by declining interest rates. A thirst for yield should not only attract assets from other fixed income classes to the high yield market, it should enhance the rate of inflows from high grade funds and pension funds.

INVESTMENT OBJECTIVE
High return by maximizing current income and, to the extent consistent with that objective, capital appreciation

INVESTMENT POLICY
Primarily a diversified mix of high yield, fixed income securities involving greater volatility of price and risk of principal and income than high-quality fixed income securities

The medium and lower quality debt securities in which the Portfolio may invest are known as "junk bonds."

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1995
Net Assets                              $118.1 million
Number of Issues                                    70
Average Quality*                                     B
Average Duration                             4.9 years

* The Average Quality represents a weighted average of the Portfolio's holdings, including cash, using the Standard & Poor's rating scale.
** Includes cash

Please refer to the prospectus for a description of the risks involved in international investing, including currency, economic and political risks, as well as differences in accounting. Keep in mind that bonds offering the potential for higher yields generally involve a greater degree of credit risk.

ASSET MIX DISTRIBUTION

Cash and Equivalents            7.0%
Foreign Bonds                  12.9%
Corporate Bonds                80.1%

DISTRIBUTION OF ASSETS** BY QUALITY

BB-B                    92.1%
CCC and below            0.5%
AAA-BBB                  7.4%


                                      A14





HUDSON RIVER TRUST

NOTES ON PERFORMANCE

The chart on the next page shows the performance of The Hudson River Trust Portfolios together with comparative benchmarks, including both unmanaged market indices and universes of managed portfolios. The Portfolios' annualized net rates of return are based on the percentage change in the net asset value with dividends and capital gains reinvested. Returns are net of investment management fees and expenses of the Trust. These rates are not representative of the actual return you would receive under a policy. No policyowner can invest directly in the Trust. Changes in policy values depend not only on the investment performance of the Trust, but also on the insurance and administrative charges, applicable sales charges and the mortality and expense risk charge applicable under a policy. These policy charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses. All performance shown is annualized, unless otherwise noted.

THE BENCHMARKS

Market indices are not subject to any charges for investment advisory fees typically associated with a managed portfolio. Comparisons with these benchmarks, therefore, are of limited use. We include them because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

Portfolio Inception Dates and Comparative Benchmarks:

Growth & Income: October 1, 1993; 25% Value Line Convertibles Index and 75% Standard & Poor's 500 Index (25% Value Line Conv./75% S&P 500).

Equity Index: March 1, 1994; S&P 500.

Common Stock: January 13, 1976; S&P 500.

Global: August 27, 1987; Morgan Stanley Capital International World Index (MSCI World).

International: April 1, 1995; Morgan Stanley International Europe, Australia, Far East Index (MSCI EAFE).

Aggressive Stock: January 27, 1986; 50% Russell 2000/50% S&P Mid Cap.

Conservative Investors: October 2, 1989; 70% Lehman Treasury Bond Composite Index and 30% S&P 500
(70% Lehman Treas./30% S&P 500).

Balanced: January 27, 1986; 50% Lehman Government/Corporate Bond Index and 50% S&P 500
(50% Lehman Corp./50% S&P 500).

Growth Investors: October 2, 1989; 30% Lehman Government/Corporate Bond Index and 70% S&P 500
(30% Lehman Corp./70% S&P 500).

Money Market: July 13, 1981; Salomon Brothers Three-Month T-Bill Index (3-Month T-Bill).

Intermediate Government Securities: April 1, 1991; Lehman Intermediate Government Bond Index
(Lehman Intermediate Gov't).

Quality Bond: October 1, 1993; Lehman Aggregate Bond Index (Lehman Aggregate).

High Yield: January 2, 1987; Merrill Lynch High Yield Master Index (Merrill Lyncg High Yield).

The S&P 500 benchmark includes reinvested dividends. The Lipper Mutual Funds Survey (Lipper) records the performance of over 7000 mutual funds. According to Lipper Analytical Services, Inc., the data are presented net of investment management fees, direct operating expenses, and, for funds with Rule 12b-1 plans, asset-based sales charges. Lipper data provide a more accurate picture of Trust performance relative to other funds underlying life insurance products than the market indices.

                                      A15





HUDSON RIVER TRUST

ANNUALIZED RATES OF RETURN FOR PERIODS ENDING DECEMBER 31, 1995




                                      ONE     THREE    FIVE     TEN     FIFTEEN     SINCE
PORTFOLIO                             YEAR    YEARS    YEARS    YEARS    YEARS    INCEPTION

THE EQUITY SERIES:
GROWTH & INCOME ................      24.07     --       --       --       --       9.66
LIPPER GROWTH & INCOME .........      30.82     --       --       --       --      13.47
25% VALUE LINE CONV./75% S&P 500      34.93     --       --       --       --      15.45

EQUITY INDEX ...................      36.48     --       --       --       --      19.11
LIPPER S&P 500 INDEX AVG .......      36.84     --       --       --       --      18.92
S&P 500 ........................      37.54     --       --       --       --      19.89

COMMON STOCK ...................      32.45    17.40    18.16    15.16    14.37%   14.78
LIPPER GROWTH EQUITY ...........      30.79    12.45    16.01    12.95    12.81    14.79
S&P 500 ........................      37.54    15.30    16.57    14.87    14.79    14.24

GLOBAL .........................      18.81    18.20    16.49     --       --      11.36
LIPPER GLOBAL ..................      16.05    13.96    12.28     --       --       7.87
MSCI WORLD .....................      20.72    15.83    11.74     --       --       6.75

INTERNATIONAL ..................       --       --       --       --       --      11.29*
LIPPER INTERNATIONAL ...........       --       --       --       --       --      10.32*
MSCI EAFE ......................       --       --       --       --       --       9.17*

AGGRESSIVE STOCK ...............      31.63    13.92    21.75     --       --      20.02
LIPPER SMALL COMPANY GROWTH ....      31.55    14.77    20.78     --       --      13.42
50% RUSSELL 2000/50% S&P MID-CAP      29.69    13.67    20.16     --       --      13.58

THE ASSET ALLOCATION SERIES:
CONSERVATIVE INVESTORS .........      20.40     8.55    10.15     --       --       9.65
LIPPER FLEXIBLE PORTFOLIO ......      25.08    10.80    12.85     --       --      10.28
70% LEHMAN TREAS./30% S&P 500 ..      24.11    10.41    11.73     --       --      10.55

BALANCED .......................      19.75     7.34    11.17     --       --      12.08
LIPPER BALANCED ................      25.16    10.73    13.04     --       --      11.34
50% LEHMAN CORP./50% S&P 500 ...      28.39    12.01    13.39     --       --      12.74

GROWTH INVESTORS ...............      26.37    12.15    17.13     --       --      16.05
LIPPER FLEXIBLE PORTFOLIO ......      25.08    10.80    12.85     --       --      10.28
30% LEHMAN CORP./70% S&P 500 ...      32.05    13.35    14.70     --       --      11.97

THE FIXED INCOME SERIES:
MONEY MARKET ...................       5.74%    4.24%    4.48%    6.02%    --       7.42%
LIPPER MONEY MARKET ............       5.37     3.89     4.12     5.64     --       7.15
3-MONTH T-BILL .................       5.74     4.34     4.47     5.77     --       7.09

INTERMEDIATE GOV'T SECURITIES ..      13.33     6.22      --      --       --       7.63
LIPPER INTERMEDIATE GOVERNMENT .      15.75     6.56      --      --       --       8.03
LEHMAN INTERMEDIATE GOVERNMENT .      14.41     6.74      --      --       --       8.17

QUALITY BOND ...................      17.02     --        --      --       --       4.54
LIPPER CORPORATE DEBT A-RATED ..      18.45     --        --      --       --       5.38
LEHMAN AGGREGATE ...............      18.47     --        --      --       --       6.46

HIGH YIELD .....................      19.92    12.81    14.95     --       --      10.20
LIPPER HIGH YIELD ..............      16.44    10.18    16.58     --       --       8.98
MASTER HIGH YIELD ..............      19.91    11.57    17.17     --       --      11.28


*Unannualized

Each of the Trust's Portfolios has a different investment objective it seeks to achieve by following a separate investment policy*. There is no guarantee that these objectives will be attained. The objectives and policies of each Portfolio will affect its return and its risks. Performance figures do not reflect the cost of insurance and if they did the performance quoted would be lower. Contract values may increase or decrease with investment experience, and reflect certain contract charges and deductions. Keep in mind as you review past performance that it is no estimate or indication of future results. Neither the Money Market Portfolio nor the Intermediate Government Securities Portfolio is guaranteed or insured by the U.S. Government.

*Not all Portfolios are available in all separate accounts.

                                      A16





HUDSON RIVER TRUST

GROWTH OF A $10,000 INVESTMENT

The charts shown in these pages illustrate the total value of an assumed investment in each portfolio of the Hudson River Trust, except the Money Market Portfolio. The periods illustrated are from the inception dates shown for each portfolio through December 31, 1995 (for the Common Stock Portfolio, for the ten years ended December 31, 1995). The results assume the reinvestment of dividends and capital gains. Results should not be considered representative of future gains or losses.

The total value shown for the Hudson River Trust Portfolios reflects management fees and operating expenses of the portfolio only. They have not been adjusted for charges and expenses associated with life insurance policies or annuity contracts. Rates of return on insurance policies and annuity contracts will be lower because of the deduction of contract-related charges. Information on these pages constitutes part of the annual report of The Hudson River Trust and is not intended for separate use.

A table of rates of return  for the  Hudson  River  Trust  Portfolios  and their
comparative  benchmarks,   as  well  as  additional  information  regarding  the
benchmarks, can be found on the two previous pages of this report.

GROWTH OF A $10,000 INVESTMENT
AS OF DECEMBER 31, 1995

GROWTH & INCOME PORTFOLIO
INVESTED ON OCTOBER 1, 1993 (INCEPTION)


SINCE INCEPTION 10/1/93


              GROWTH &               LIPPER G&I     75% S&P500/
               INCOME     S&P500        AVG       25% V LINE CONV
            ----------  ---------  ------------  ---------------

 10/1/93      $10,000     $10,000     $10,000         $10,000
12/31/93      $ 9,975     $10,232     $10,230         $10,170
12/31/94      $ 9,917     $10,366     $10,148         $10,136
12/31/95      $12,305     $14,257     $13,271         $13,584




Growth & Income Portfolio
December 31, 1995                $12,305


EQUITY INDEX PORTFOLIO
INVESTED ON MARCH 1, 1994 (INCEPTION)


SINCE INCEPTION 3/1/94



              EQUITY INDEX    S&P 500    LIPPER S&P
            --------------  ---------  ------------

 3/1/94         $10,000      $ 10,000     $ 10,000
12/31/94        $10,108      $ 10,072     $ 10,038
12/31/95        $13,796      $ 13,852     $ 13,736




Equity Index Portfolio
December 31, 1995                $13,796*

*The indices and the portfolio produced
substantially similar returns.


                                      A17








HUDSON RIVER TRUST

GROWTH OF A $10,000 INVESTMENT
AS OF DECEMBER 31, 1995

These charts are not adjusted for charges and expenses associated with life insurance and annuity contracts.

COMMON STOCK PORTFOLIO
INVESTED ON JANUARY 1, 1986 (TEN YEARS AGO)




              COMMON STOCK               LIPPER GROWTH
               PORTFOLIO      S&P500      EQUITY AVG
             --------------  ---------  ---------------

12/31/85        $10,000       $10,000       $10,000
12/31/86        $11,734       $11,867       $11,465
12/31/87        $12,612       $12,490       $11,840
12/31/88        $15,442       $14,558       $13,501
12/31/89        $19,394       $19,163       $17,180
12/31/90        $17,821       $18,567       $16,364
12/31/91        $24,574       $24,212       $22,541
12/31/92        $25,363       $26,054       $24,351
12/31/93        $31,662       $28,674       $27,183
12/31/94        $30,984       $29,051       $26,608
12/31/95        $41,038       $39,955       $35,184




Common Stock Portfolio
December 31, 1995                 $41,038


GLOBAL PORTFOLIO
INVESTED ON AUGUST 27, 1987 (INCEPTION)


SINCE INCEPTION 8/27/87



               GLOBAL                 LIPPER
              PORTFOLIO     MSCI      GLOBAL
            -----------  ---------  ---------

 8/27/87       $10,000     $10,000   $ 10,000
12/31/87       $ 8,673     $ 8,808   $  8,012
12/31/88       $ 9,617     $11,326   $  9,208
12/31/89       $12,189     $12,549   $ 11,515
12/31/90       $11,448     $ 9,638   $ 10,373
12/31/91       $14,939     $10,843   $ 12,550
12/31/92       $14,867     $ 9,558   $ 12,506
12/31/93       $19,639     $12,707   $ 16,623
12/31/94       $20,666     $13,731   $ 16,008
12/31/95       $24,444     $15,317   $ 18,852




Global Portfolio
December 31, 1995                 $24,444






AGGRESSIVE STOCK PORTFOLIO
INVESTED ON JANUARY 27,1986 (INCEPTION)


SINCE INCEPTION 1/27/86



             AGGRESSIVE STOCK   50% S&P 500/    S&P400 MID                    50% S&P MID/     LIPPER SMALL
                PORTFOLIO        50%NASDAQ         CAP        RUSSELL 2000    50% RUSS 2000      GRO AVG       S&P500
            ----------------  --------------  ------------  --------------  ---------------  --------------  ---------

 1/27/86         $10,000          $10,000        $10,000        $10,000         $ 10,000         $10,000       $10,000
12/31/86         $13,588          $11,095        $11,430        $10,403         $ 10,917         $10,696       $11,800
12/31/87         $14,580          $11,094        $11,197        $ 9,487         $ 10,325         $10,250       $12,420
12/31/88         $14,746          $12,871        $13,533        $11,861         $ 12,686         $12,322       $14,477
12/31/89         $21,160          $16,192        $18,343        $13,790         $ 15,996         $15,340       $19,056
12/31/90         $22,888          $14,625        $17,405        $11,104         $ 14,138         $13,592       $18,463
12/31/91         $42,769          $20,644        $26,124        $16,217         $ 20,985         $20,717       $24,076
12/31/92         $41,413          $22,946        $29,236        $19,202         $ 24,038         $23,283       $25,978
12/31/93         $48,356          $25,759        $33,316        $22,828         $ 27,888         $27,353       $28,513
12/31/94         $46,510          $25,540        $32,122        $22,411         $ 27,100         $27,248       $28,889
12/31/95         $61,225          $35,411        $42,064        $28,787         $ 35,193         $36,282       $39,731




Aggressive Stock Portfolio
December 31, 1995                 $61,225

                                      A18






HUDSON RIVER TRUST

GROWTH OF A $10,000 INVESTMENT
AS OF DECEMBER 31, 1995

These charts are not adjusted for charges and expenses associated with life insurance and annuity contracts.

CONSERVATIVE INVESTORS PORTFOLIO
INVESTED ON OCTOBER 2, 1989 (INCEPTION)


SINCE INCEPTION 10/2/89



              CONSERVATIVE    70% LEH TSY/     LIPPER
             INVESTORS PORT    30% S&P500     FLEXIBLE    LEHMAN TSY
            --------------  --------------  ----------  ------------

 10/2/89        $10,000         $10,000       $10,000      $10,000
12/31/89        $10,309         $10,328       $10,063      $10,380
12/31/90        $10,969         $10,849       $10,087      $11,077
12/31/91        $13,144         $12,962       $12,677      $12,770
12/31/92        $13,905         $13,912       $13,595      $13,692
12/31/93        $15,402         $15,372       $15,452      $15,154
12/31/94        $14,771         $15,070       $15,177      $14,641
12/31/95        $17,785         $18,736       $18,781      $17,329




Conservative Investors Portfolio
December 31, 1995                 $17,785*

*The indices and the portfolio produced
substantially similar returns.


BALANCED PORTFOLIO
INVESTED ON JANUARY 27, 1986 (INCEPTION)

SINCE INCEPTION 1/27/86



              BALANCED                50% S&P500/    LIPPER
              PORTFOLIO    S&P500     50% LEH G/C    BAL AVG
            -----------  ---------  -------------  ---------

 1/27/86       $10,000     $10,000      $10,000      $10,000
12/31/86       $12,907     $11,800      $11,647      $11,433
12/31/87       $12,796     $12,420      $12,086      $11,691
12/31/88       $14,494     $14,477      $13,553      $13,102
12/31/89       $19,239     $19,056      $16,725      $15,616
12/31/90       $18,282     $18,463      $17,039      $15,555
12/31/91       $25,826     $24,076      $21,088      $19,498
12/31/92       $25,100     $25,978      $22,690      $21,034
12/31/93       $28,183     $28,513      $25,068      $23,540
12/31/94       $25,992     $28,889      $24,867      $22,947
12/31/95       $31,041     $39,731      $32,260      $28,884




Balanced Portfolio
December 31, 1995                 $31,041






GROWTH INVESTORS PORTFOLIO
INVESTED ON OCTOBER 2, 1989 (INCEPTION)


SINCE INCEPTION 10/2/89



                 GROWTH     70% S&P500/   LIPPER
                INVESTORS   30% LEH G/C  FLEXIBLE    S&P500
              ------------  ------------ ---------  ---------

 10/2/89         $10,000      $10,000     $10,000    $10,000
12/31/89         $10,399      $10,252     $10,063    $10,205
12/31/90         $11,503      $10,284     $10,087    $ 9,888
12/31/91         $17,129      $12,935     $12,677    $12,894
12/31/92         $17,974      $13,918     $13,595    $13,875
12/31/93         $20,717      $15,358     $15,452    $15,270
12/31/94         $20,066      $15,337     $15,177    $15,471
12/31/95         $25,357      $20,278     $18,781    $21,277




Growth Investors Portfolio
December 31, 1995                 $25,357

                                      A19





HUDSON RIVER TRUST

GROWTH OF A $10,000 INVESTMENT
AS OF DECEMBER 31, 1995

These charts are not adjusted for charges and expenses associated with life insurance and annuity contracts.

INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO
INVESTED ON APRIL 1, 1991 (INCEPTION)


SINCE INCEPTION 4/1/91



               INTER GOV'T     LEHMAN INT    LIPPER INT
             SECURITIES PORT   GOV'T BOND    GOV'T BOND
            ---------------  ------------  ------------

  4/1/91         $10,000        $10,000       $10,000
12/31/91         $11,207        $11,165       $11,211
12/31/92         $11,835        $11,939       $11,897
12/31/93         $13,087        $12,914       $12,936
12/31/94         $12,514        $12,689       $12,436
12/31/95         $14,182        $14,517       $14,474




Intermediate Government Securities Portfolio
December 31, 1995                 $14,182*

*The indices and the portfolio produced
substantially similar returns

QUALITY BOND PORTFOLIO
INVESTED ON OCTOBER 1, 1993 (INCEPTION)


SINCE INCEPTION 10/1/93



              QUALITY BOND                  LIPPER CORP
               PORTFOLIO      LEHMAN AGG    DEBT A RATED
            --------------  ------------  --------------

 10/1/93        $10,000        $10,000        $10,000
12/31/93        $ 9,949        $10,006        $ 9,958
12/31/94        $ 9,442        $ 9,714        $ 9,499
12/31/95        $11,050        $11,509        $11,251




Quality Bond Portfolio
December 31, 1995                 $11,050*

*The indices and the portfolio produced
substantially similar returns

HIGH YIELD PORTFOLIO
INVESTED ON JANUARY 2, 1987 (INCEPTION)


SINCE INCEPTION 1/2/87



              HIGH YIELD    MERRILL LYNCH     LIPPER HIGH
              PORTFOLIO     HIGH YLD MAST    CURRENT YIELD
            ------------  ---------------  ---------------

  1/2/87       $10,000         $10,000          $10,000
12/31/87       $10,468         $10,467          $10,207
12/31/88       $11,488         $11,877          $11,522
12/31/89       $12,078         $12,379          $11,380
12/31/90       $11,944         $11,841          $10,178
12/31/91       $14,868         $15,935          $13,875
12/31/92       $16,698         $18,829          $16,312
12/31/93       $20,564         $22,065          $19,369
12/31/94       $19,993         $21,808          $18,667
12/31/95       $23,975         $26,150          $21,826



High Yield Portfolio
December 31, 1995                 $23,975








THE HUDSON RIVER TRUST
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1995



                                  INTERMEDIATE
                                                           GOVERNMENT                                     GROWTH AND
                                          MONEY MARKET     SECURITIES     QUALITY BOND     HIGH YIELD       INCOME
                                            PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO
                                         --------------  -------------- --------------  --------------  -------------

ASSETS:
Investments at value (Cost:
 Money  Market   Portfolio--$382,846,598;   Intermediate  Government  Securities
 Portfolio--$74,723,960;   Quality  Bond  Portfolio--$149,681,749;   High  Yield
 Portfolio--$110,787,784; Growth and Income Portfolio--$86,427,597; Equity Index
 Portfolio--$142,183,170;   Common   Stock   Portfolio--$3,900,452,197;   Global
 Portfolio--$603,019,021; International Portfolio--$28,252,263; Aggressive Stock
 Portfolio--$2,162,160,335;   Conservative  Investors   Portfolio--$233,830,095;
 Balanced Portfolio--$1,383,682,049; Growth Investors Portfolio-- $760,456,806)

 (Notes 1 and 3) .......................  $383,012,005     $76,370,937    $153,826,664   $112,882,893    $ 97,536,248
Cash ...................................       116,470          16,517          47,771         30,052          18,113
Foreign cash ...........................            --              --              --             --              --
Receivable for securities sold .........            --       3,597,770              --      7,298,266          88,427
Deposits received for securities
 lending ...............................            --       6,643,688      20,985,500     18,254,850       1,066,750
Receivable from Separate Accounts for
 Trust shares sold .....................     3,238,781       1,098,522         445,411      1,039,727       1,148,914
Unrealized appreciation of forward
 currency contracts (Notes 1 and 3)  ...            --              --          24,934             --              --
Dividends, interest and other
 receivables ...........................       490,991         405,766       3,187,876      2,196,225         311,126
                                         --------------  -------------- --------------  --------------  -------------
   Total assets ........................   386,858,247      88,133,200     178,518,156    141,702,013     100,169,578
                                         --------------  -------------- --------------  --------------  -------------
LIABILITIES:
Options written at value (Premiums
 received: Common Stock Portfolio--
 $31,689,532)(Notes 1 and 3) ...........            --              --              --             --              --
Payable to custodian ...................            --              --              --             --              --
Payable for securities purchased  ......            --       9,666,046              --      5,246,556         994,457
Payable for securities loaned ..........            --       6,643,688      20,985,500     18,254,850       1,066,750
Payable to Separate Accounts for Trust
 shares redeemed .......................            --              --              --             --              --
Unrealized depreciation of forward
 currency contracts (Notes 1 and 3)  ...            --              --              --             --              --
Variation margin payable on futures
 contracts .............................            --              --              --             --              --
Investment advisory fees payable  ......       112,296          27,477          67,731         50,288          41,007
Trustees' fees payable .................        20,075           3,841           1,778          2,958             575
Accrued expenses .......................        34,930          12,323          20,300         18,778          13,968
                                         --------------  -------------- --------------  --------------  -------------
   Total liabilities ...................       167,301      16,353,375      21,075,309     23,573,430       2,116,757
                                         --------------  -------------- --------------  --------------  -------------
NET ASSETS .............................  $386,690,946     $71,779,825    $157,442,847   $118,128,583    $ 98,052,821
                                         ==============  ============== ==============  ==============  =============
COMPONENTS OF NET ASSETS (NOTE 1):
 Paid in capital .......................  $386,427,732     $79,487,800    $159,028,166   $117,138,948    $ 87,432,803
 Accumulated undistributed
  (overdistributed) net investment
  income ...............................        97,807          22,777          63,771         22,557          10,278
 Accumulated net realized loss .........            --      (9,377,729)     (5,823,240)    (1,128,031)       (498,911)
 Unrealized appreciation of investments
  and foreign currency denominated
  assets and liabilities ...............       165,407       1,646,977       4,174,150      2,095,109      11,108,651
                                         --------------  -------------- --------------  --------------  -------------
NET ASSETS .............................  $386,690,946     $71,779,825    $157,442,847   $118,128,583    $ 98,052,821
                                         ==============  ============== ==============  ==============  =============
Shares outstanding (Note 4) ............    38,057,162       7,577,459      16,383,900     12,254,186       8,380,234
                                         ==============  ============== ==============  ==============  =============
Net asset value, offering and
 redemption price per share (Note 1)  ..  $      10.16     $      9.47    $       9.61   $       9.64    $      11.70
                                         ==============  ============== ==============  ==============  =============


See Notes to Financial Statements.

                                1








                                                                   AGGRESSIVE    CONSERVATIVE                       GROWTH
 EQUITY INDEX    COMMON STOCK       GLOBAL       INTERNATIONAL       STOCK         INVESTORS       BALANCED        INVESTORS
   PORTFOLIO       PORTFOLIO      PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO        PORTFOLIO
--------------  -------------- --------------  ---------------  --------------  -------------- --------------  ---------------

 $163,208,624   $4,875,871,045   $678,407,015     $29,176,683   $2,675,322,143   $248,258,573   $1,504,511,537  $  878,864,009
    1,037,577       13,990,895        324,618              --        4,389,240        297,764        4,810,822       2,626,146
           --            1,025      6,342,916         403,458               --             --               --       1,374,231
           --        1,157,500      1,818,300          95,798       19,636,221             --        3,050,337       3,264,186
      476,000       18,344,700     34,167,000         375,100       65,963,300     93,741,041      160,627,359     181,639,018
    1,888,033        9,683,756      2,459,258              --        8,490,410        432,486          128,251       4,468,726
           --               --             --          19,961               --             --               --              --
      290,725        7,207,381      1,317,515          12,870          304,278      3,250,877       13,905,148       8,351,971
--------------  -------------- --------------  ---------------  --------------  -------------- --------------  ---------------
  166,900,959    4,926,256,302    724,836,622      30,083,870    2,774,105,592    345,980,741    1,687,033,454   1,080,588,287
--------------  -------------- --------------  ---------------  --------------  -------------- --------------  ---------------

           --       18,316,250             --              --               --             --               --              --
           --               --             --          23,755               --             --               --              --
      549,349        8,035,250      3,671,218         961,083        6,430,077             --        2,659,384       2,298,845
      476,000       18,344,700     34,167,000         375,100       65,963,300     93,741,041      160,627,359     181,639,018
           --               --             --          14,769               --             --               --              --
           --               --        432,014              --               --             --               --          54,671
       10,362               --             --              --               --             --               --              --
       43,814        1,365,761        281,382          17,216          954,156        107,793          442,263         362,330
          851          129,332          6,774              76           39,395          3,140           35,388           8,958
       35,302          388,009        137,841           8,008          203,815         27,772          127,332          90,605
--------------  -------------- --------------  ---------------  --------------  -------------- --------------  ---------------
    1,115,678       46,579,302     38,696,229       1,400,007       73,590,743     93,879,746      163,891,726     184,454,427
--------------  -------------- --------------  ---------------  --------------  -------------- --------------  ---------------
 $165,785,281   $4,879,677,000   $686,140,393     $28,683,863   $2,700,514,849   $252,100,995   $1,523,141,728  $  896,133,860
==============  ============== ==============  ===============  ==============  ============== ==============  ===============
 $144,880,868   $3,916,746,349   $612,649,654     $27,831,272   $2,191,338,507   $237,609,491   $1,402,865,274  $  778,073,456
         (851)       8,246,095        455,586           6,487           (4,129)        63,026           86,599         105,968
     (123,990)     (34,107,750)    (1,942,133)        (98,401)      (3,981,337)            --         (639,633)       (397,563)
   21,029,254      988,792,306     74,977,286         944,505      513,161,808     14,428,478      120,829,488     118,351,999
--------------  -------------- --------------  ---------------  --------------  -------------- --------------  ---------------
 $165,785,281   $4,879,677,000   $686,140,393     $28,683,863   $2,700,514,849   $252,100,995   $1,523,141,728  $  896,133,860
==============  ============== ==============  ===============  ==============  ============== ==============  ===============
   12,630,306      296,135,981     43,590,992       2,637,866       75,690,902     21,883,284       90,899,832      50,677,525
==============  ============== ==============  ===============  ==============  ============== ==============  ===============
 $      13.13   $        16.48   $      15.74     $     10.87   $        35.68   $      11.52   $        16.76  $        17.68
==============  ============== ==============  ===============  ==============  ============== ==============  ===============


                                2






THE HUDSON RIVER TRUST
STATEMENTS OF OPERATIONS
Year Ended December 31, 1995



                                                             INTERMEDIATE
                                                              GOVERNMENT                                    GROWTH AND
                                             MONEY MARKET     SECURITIES     QUALITY BOND    HIGH YIELD       INCOME
                                              PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO     PORTFOLIO
                                           --------------  --------------  --------------  -------------  ------------

INVESTMENT INCOME:
 Income** (Note 1):
  Dividends (including $3,791,511 and
   $1,543,363 from affiliated companies
   for the Common Stock and Aggressive
   Stock Portfolios, respectively) .......   $        --      $       --     $         --    $         --  $ 1,276,889
  Interest ...............................    19,759,375       3,998,091       9,694,417      10,449,665     1,026,456
                                           --------------  --------------  --------------  -------------  ------------
   Total income ..........................    19,759,375       3,998,091       9,694,417      10,449,665     2,303,345
                                           --------------  --------------  --------------  -------------  ------------
 Expenses (Note 2):
  Investment advisory fee ................     1,320,130         295,954         790,598         521,901       338,067
  Custody fees ...........................        22,774          15,839          13,115          22,425        13,338
  Printing and mailing expenses ..........        57,615          10,178          25,013          16,215        10,005
  Professional fees ......................        19,063          11,811          11,787           9,663         7,914
  SEC registration fees ..................        11,190              --              --             231           258
  Trustees' fees .........................        10,439           2,099           4,591           3,028         1,784
  Miscellaneous ..........................         5,834           2,472           2,456           2,160         2,075
                                           --------------  --------------  --------------  -------------  ------------
   Total expenses ........................     1,447,045         338,353         847,560         575,623       373,441
                                           --------------  --------------  --------------  -------------  ------------
NET INVESTMENT INCOME ....................    18,312,330       3,659,738       8,846,857       9,874,042     1,929,904
                                           --------------  --------------  --------------  -------------  ------------

REALIZED AND UNREALIZED GAIN (LOSS)
 (NOTES 1 AND 3):
 Realized Gain (Loss):
  On securities (including $13,347,567,
   $9,375, $(12,968,115) and
   $(22,075,146) from affiliated
   companies for the Common Stock,
   Global, Aggressive Stock and Balanced
   Portfolios, respectively) .............            --       1,061,357       3,271,727       1,037,899       (78,675)
  On options written .....................            --              --              --              --            --
  On foreign currency transactions  ......            --              --          40,304              --            --
  On futures contracts ...................            --              --              --              --            --
                                           --------------  --------------  --------------  -------------  ------------
 Realized gain (loss)--net ...............            --       1,061,357       3,312,031       1,037,899       (78,675)
                                           --------------  --------------  --------------  -------------  ------------
 Change in Unrealized
  Appreciation/Depreciation:
  On securities ..........................       145,252       2,579,005      10,322,173       6,108,056    11,348,703
  On options written .....................            --              --              --              --            --
  On foreign currency transactions  ......            --              --          29,235              --            --
  On futures contracts ...................            --              --              --              --            --
                                           --------------  --------------  --------------  -------------  ------------
 Unrealized appreciation--net ............       145,252       2,579,005      10,351,408       6,108,056    11,348,703
                                           --------------  --------------  --------------  -------------  ------------
REALIZED AND UNREALIZED GAIN--NET  .......       145,252       3,640,362      13,663,439       7,145,955    11,270,028
                                           --------------  --------------  --------------  -------------  ------------
NET INCREASE IN NET ASSETS FROM
 OPERATIONS ..............................   $18,457,582      $7,300,100     $22,510,296     $17,019,997   $13,199,932
                                           ==============  ==============  ==============  =============  ============



------------

    * For the Period from April 3, 1995 (Commencement of Operations) to December 31, 1995.

   ** Net of foreign taxes withheld on dividends of $10,201, $381,313, $615,845, $8,121, $130,466, $34,870 and $84,420 for the Equity Index,
       Common Stock, Global, International, Aggressive Stock, Balanced and Growth Investors Portfolios, respectively, and on interest of $84 and $82 for the Global and Growth Investors Portfolios, respectively.

See Notes to Financial Statements.

                                3








                                                                   AGGRESSIVE     CONSERVATIVE                      GROWTH
 EQUITY INDEX     COMMON STOCK      GLOBAL       INTERNATIONAL       STOCK         INVESTORS        BALANCED       INVESTORS
   PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO*       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
--------------  --------------  -------------  ---------------  --------------  --------------  --------------  -------------

  $ 2,080,947    $   62,582,054   $ 7,426,190     $   55,208      $  9,527,352    $   524,570     $ 10,938,202   $  5,787,751
      180,058         6,975,119     5,799,137        172,902         7,494,955     12,303,070       42,020,343     21,516,203
--------------  --------------  -------------  ---------------  --------------  --------------  --------------  -------------
    2,261,005        69,557,173    13,225,327        228,110        17,022,307     12,827,640       52,958,545     27,303,954
--------------  --------------  -------------  ---------------  --------------  --------------  --------------  -------------

      295,735        14,946,487     2,957,363         73,079        10,210,784      1,156,344        5,237,550      3,584,538
       91,943            94,352       318,608          6,405            28,372         36,859           36,724         92,632
       13,110           719,153        94,530          1,035           379,328         36,225          248,055        114,540
        8,698           174,480        25,957          4,912            94,703         14,048           66,613         31,069
           --                --           149             --             2,380             --               --             --
        2,527           134,132        17,290            192            72,027          6,525           47,299         20,690
        1,129            55,633         8,355             32            31,203          2,868           18,844          8,582
--------------  --------------  -------------  ---------------  --------------  --------------  --------------  -------------
      413,142        16,124,237     3,422,252         85,655        10,818,797      1,252,869        5,655,085      3,852,051
--------------  --------------  -------------  ---------------  --------------  --------------  --------------  -------------
    1,847,863        53,432,936     9,803,075        142,455         6,203,510     11,574,771       47,303,460     23,451,903
--------------  --------------  -------------  ---------------  --------------  --------------  --------------  -------------

      746,923       219,787,101    18,939,519        117,369       346,368,084     11,270,671       64,616,058     19,808,245
           --        36,109,107            --             --                --             --               --             --
           --         6,565,318    (1,134,719)       149,406                --             --               --        285,771
      396,452                --            --             --                --             --               --             --
--------------  --------------  -------------  ---------------  --------------  --------------  --------------  -------------
    1,143,375       262,461,526    17,804,800        266,775       346,368,084     11,270,671       64,616,058     20,094,016
--------------  --------------  -------------  ---------------  --------------  --------------  --------------  -------------

   21,460,414       832,566,741    72,201,148        924,420       262,696,319     16,138,395      144,740,180    114,934,096
           --        12,585,703            --             --                --             --               --             --
           --               444       (95,099)        20,085                --             --               --           (234)
        3,800                --            --             --                --             --               --             --
--------------  --------------  -------------  ---------------  --------------  --------------  --------------  -------------
   21,464,214       845,152,888    72,106,049        944,505       262,696,319     16,138,395      144,740,180    114,933,862
--------------  --------------  -------------  ---------------  --------------  --------------  --------------  -------------
   22,607,589     1,107,614,414    89,910,849      1,211,280       609,064,403     27,409,066      209,356,238    135,027,878
--------------  --------------  -------------  ---------------  --------------  --------------  --------------  -------------
  $24,455,452    $1,161,047,350   $99,713,924     $1,353,735      $615,267,913    $38,983,837     $256,659,698   $158,479,781
==============  ==============  =============  ===============  ==============  ==============  ==============  =============


                                4






THE HUDSON RIVER TRUST
STATEMENTS OF CHANGES IN NET ASSETS



                                                                                               INTERMEDIATE GOVERNMENT
                                                              MONEY MARKET PORTFOLIO            SECURITIES PORTFOLIO
                                                        --------------------------------  -------------------------------

                                                                    YEAR ENDED                       YEAR ENDED
                                                                   DECEMBER 31,                     DECEMBER 31,
                                                              1995             1994             1995            1994
                                                        ---------------  ---------------  --------------  ---------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income ................................   $  18,312,330    $  11,408,342    $  3,659,738    $   7,088,044
 Realized gain (loss)--net ............................              --               --       1,061,357      (10,439,086)
 Change in unrealized appreciation/depreciation of
  investments and foreign currency denominated assets
  and liabilities--net ................................         145,252           (9,847)      2,579,005       (2,940,993)
                                                        ---------------  ---------------  --------------  ---------------
 Net increase (decrease) in net assets from operations       18,457,582       11,398,495       7,300,100       (6,292,035)
                                                        ---------------  ---------------  --------------  ---------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1):
 Dividends from net investment income .................     (18,199,892)     (11,411,476)     (3,633,574)      (7,088,604)
 Dividends in excess of net investment income  ........              --               --              --               --
 Distributions from realized gains ....................              --               --              --               --
 Distributions in excess of realized gains ............              --               --              --               --
 Tax return of capital distributions ..................              --               --              --               --
                                                        ---------------  ---------------  --------------  ---------------
 Decrease in net assets from dividends and
  distributions .......................................     (18,199,892)     (11,411,476)     (3,633,574)      (7,088,604)
                                                        ---------------  ---------------  --------------  ---------------
SHARE TRANSACTIONS (NOTES 1 AND 4):
 Shares sold ..........................................     394,575,427      355,157,130      29,533,754       33,872,981
 Shares issued in connection with the substitution of
  the Short-Term World Income Portfolio ...............              --               --              --        2,582,814
 Shares issued in reinvestment of dividends and
  distributions .......................................      18,199,892       11,411,476       3,633,574        7,088,604
 Shares redeemed ......................................    (351,733,059)    (289,624,991)    (13,571,893)    (140,156,888)
                                                        ---------------  ---------------  --------------  ---------------
 Net increase (decrease) in net assets derived from
  share transactions ..................................      61,042,260       76,943,615      19,595,435      (96,612,489)
                                                        ---------------  ---------------  --------------  ---------------
INCREASE (DECREASE) IN NET ASSETS .....................      61,299,950       76,930,634      23,261,961     (109,993,128)
NET ASSETS, BEGINNING OF PERIOD .......................     325,390,996      248,460,362      48,517,864      158,510,992
                                                        ---------------  ---------------  --------------  ---------------
NET ASSETS, END OF PERIOD* ............................   $ 386,690,946    $ 325,390,996    $ 71,779,825    $  48,517,864
                                                        ===============  ===============  ==============  ===============


------------

    * Including accumulated undistributed (overdistributed) net investment income of $97,807 and $(14,631) for the Money Market Portfolio and $22,777 and $(3,387) for the Intermediate Government Securities Portfolio and $63,771 and $683,882 for the Quality Bond Portfolio and $22,557 and $(6,358) for the High Yield Portfolio and $10,278 and $(69) for the Growth and Income Portfolio and $(851) and $(113) for the Equity Index Portfolio as of December 31, 1995 and December 31, 1994, respectively.

   **  Commencement of Operations.

See Notes to Financial Statements.

                                5








                                                                      GROWTH AND INCOME
     QUALITY BOND PORTFOLIO           HIGH YIELD PORTFOLIO                PORTFOLIO                EQUITY INDEX PORTFOLIO
------------------------------  ------------------------------  ----------------------------  -------------------------------
                                                                                                               MARCH 1, 1994**
                                                                                                 YEAR ENDED          TO
    YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,        YEAR ENDED DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
      1995            1994            1995            1994           1995           1994            1995            1994
--------------  --------------  --------------  --------------  -------------  -------------  --------------  ---------------

 $  8,846,857     $  8,721,547    $  9,874,042    $  6,297,910    $ 1,929,904    $   422,647    $  1,847,863     $   644,079
    3,312,031      (10,171,031)      1,037,899      (1,709,091)       (78,675)      (409,119)      1,143,375         110,383


   10,351,408       (4,533,902)      6,108,056      (6,485,505)    11,348,703       (250,229)     21,464,214        (434,960)
--------------  --------------  --------------  --------------  -------------  -------------  --------------  ---------------
   22,510,296       (5,983,386)     17,019,997      (1,896,686)    13,199,932       (236,701)     24,455,452         319,502
--------------  --------------  --------------  --------------  -------------  -------------  --------------  ---------------

   (8,729,254)      (7,694,742)     (9,874,042)     (6,297,910)    (1,919,557)      (422,714)     (1,841,475)       (644,216)
           --               --        (385,462)        (85,166)            --             --              --              --
           --               --              --              --             --             --      (1,143,375)       (110,383)
           --               --              --              --             --             --         (84,099)        (46,993)
           --         (627,091)             --              --             --             --            (123)             --
--------------  --------------  --------------  --------------  -------------  -------------  --------------  ---------------
   (8,729,254)      (8,321,833)    (10,259,504)     (6,383,076)    (1,919,557)      (422,714)     (3,069,072)       (801,592)
--------------  --------------  --------------  --------------  -------------  -------------  --------------  ---------------

   18,946,820       33,996,457      46,607,272      30,003,628     57,426,026     31,788,696     153,767,030      39,737,348

           --               --              --              --             --             --              --              --

    8,729,254        8,321,833      10,259,504       6,383,076      1,919,557        422,714       3,069,072         801,592
  (11,589,738)      (5,269,742)    (19,393,315)    (21,380,848)    (4,095,508)    (1,485,659)    (49,185,409)     (3,308,642)
--------------  --------------  --------------  --------------  -------------  -------------  --------------  ---------------

   16,086,336       37,048,548      37,473,461      15,005,856     55,250,075     30,725,751     107,650,693      37,230,298
--------------  --------------  --------------  --------------  -------------  -------------  --------------  ---------------
   29,867,378       22,743,329      44,233,954       6,726,094     66,530,450     30,066,336     129,037,073      36,748,208
  127,575,469      104,832,140      73,894,629      67,168,535     31,522,371      1,456,035      36,748,208              --
--------------  --------------  --------------  --------------  -------------  -------------  --------------  ---------------
 $157,442,847     $127,575,469    $118,128,583    $ 73,894,629    $98,052,821    $31,522,371    $165,785,281     $36,748,208
==============  ==============  ==============  ==============  =============  =============  ==============  ===============


                                6






THE HUDSON RIVER TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Concluded)



                                                                                                            INTERNATIONAL
                                              COMMON STOCK PORTFOLIO             GLOBAL PORTFOLIO             PORTFOLIO
                                         ------------------------------  ------------------------------  ------------------
                                                    YEAR ENDED                      YEAR ENDED             APRIL 3, 1995**
                                                   DECEMBER 31,                    DECEMBER 31,                   TO
                                               1995            1994            1995            1994        DECEMBER 31,1995
                                         --------------  --------------  --------------  --------------  ------------------

INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
 Net investment income .................  $   53,432,936  $   47,048,382   $  9,803,075    $  3,875,457      $   142,455
 Realized gain (loss)--net .............     262,461,526     194,537,213     17,804,800       8,257,708          266,775
 Change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and
  liabilities--net .....................     845,152,888    (317,116,958)    72,106,049      (6,372,853)         944,505
                                         --------------  --------------  --------------  --------------  -----------------
 Net increase (decrease) in net assets
 from  operations ......................   1,161,047,350     (75,531,363)    99,713,924       5,760,312        1,353,735
                                         --------------  --------------  --------------  --------------  -----------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS (NOTE 1):
 Dividends from net investment income  .     (53,432,936)    (47,048,382)    (9,500,310)     (3,755,996)        (142,455)
 Dividends in excess of net investment
  income ...............................      (6,567,658)     (1,675,372)            --              --         (240,038)
 Distributions from realized gains  ....    (262,461,526)   (187,473,461)   (17,804,800)     (8,257,708)        (118,651)
 Distributions in excess of realized
  gains ................................      (8,497,379)             --     (1,081,237)       (134,077)              --
 Tax return of capital distributions  ..              --      (1,707,109)      (546,316)       (395,364)              --
                                         --------------  --------------  --------------  --------------  -----------------
 Decrease in net assets from dividends
  and distributions ....................    (330,959,499)   (237,904,324)   (28,932,663)    (12,543,145)        (501,144)
                                         --------------  --------------  --------------  --------------  -----------------
SHARE TRANSACTIONS (NOTES 1 AND 4):
 Shares sold ...........................     509,750,491     520,896,037    229,097,991     302,129,663       29,365,420
 Shares issued in reinvestment of
  dividends and distributions ..........     330,959,499     237,904,324     28,932,663      12,543,145          501,144
 Shares redeemed .......................    (257,365,702)   (104,247,444)   (64,369,805)    (27,448,676)      (2,035,292)
                                         --------------  --------------  --------------  --------------  -----------------
 Net increase (decrease) in net assets
  derived from share transactions  .....     583,344,288     654,552,917    193,660,849     287,224,132       27,831,272
                                         --------------  --------------  --------------  --------------  -----------------
INCREASE (DECREASE) IN NET ASSETS  .....   1,413,432,139     341,117,230    264,442,110     280,441,299       28,683,863
NET ASSETS, BEGINNING OF PERIOD  .......   3,466,244,861   3,125,127,631    421,698,283     141,256,984               --
                                         --------------  --------------  --------------  --------------  -----------------
NET ASSETS, END OF PERIOD* .............  $4,879,677,000  $3,466,244,861   $686,140,393    $421,698,283      $28,683,863
                                         ==============  ==============  ==============  ==============  =================


------------

    * Including accumulated undistributed (overdistributed) net investment income of $8,246,095 and $3,552,516 for the Common Stock Portfolio and $455,586 and $215,631 for the Global Portfolio and $(4,129) and $12,105
       for the Aggressivie Stock Portfolio and $63,026 and $(1,522) for the Conservative Investors Portfolio and $86,599 and $(26,573) for the Balanced Portfolio and $105,968 and $146,879 for the Growth Investors Portfolio, as of December 31, 1995 and December 31, 1994, respectively, and $6,487 for the International Portfolio, as of December 31, 1995.

   **  Commencement of Operations.

See Notes to Financial Statements.

                                7








                                    CONSERVATIVE INVESTORS
  AGGRESSIVE STOCK PORTFOLIO              PORTFOLIO                  BALANCED PORTFOLIO          GROWTH INVESTORS PORTFOLIO
------------------------------ ------------------------------  ------------------------------ ------------------------------
    YEAR ENDED DECEMBER 31,        YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,        YEAR ENDED DECEMBER 31,
      1995           1994            1995            1994           1995            1994            1995            1994
--------------  -------------- --------------  --------------  --------------  -------------- --------------  --------------

$    6,203,510  $    2,046,981   $ 11,574,771    $  7,840,102  $   47,303,460  $   38,893,215   $ 23,451,903    $ 12,859,008
   346,368,084     (44,726,592)    11,270,671      (9,714,278)     64,616,058     (18,710,641)    20,094,016      (7,561,554)




   262,696,319      (7,416,655)    16,138,395      (3,628,013)    144,740,180    (133,794,748)   114,933,862     (17,401,140)
--------------  -------------- --------------  --------------  --------------  -------------- --------------  --------------

   615,267,913     (50,096,266)    38,983,837      (5,502,189)    256,659,698    (113,612,174)   158,479,781     (12,103,686)
--------------  -------------- --------------  --------------  --------------  -------------- --------------  --------------
    (6,203,510)     (2,006,386)   (11,510,223)     (7,847,155)    (47,099,230)    (38,893,215)   (23,451,903)    (12,859,008)
       (43,012)             --             --              --              --      (2,417,748)      (429,740)       (323,341)
  (300,293,392)             --     (1,556,393)             --     (41,562,533)             --    (11,896,371)             --
            --              --             --              --              --              --             --              --
            --         (49,382)            --              --              --        (202,506)            --              --
--------------  -------------- --------------  --------------  --------------  -------------- --------------  --------------

  (306,539,914)     (2,055,768)   (13,066,616)     (7,847,155)    (88,661,763)    (41,513,469)   (35,778,014)    (13,182,349)
--------------  -------------- --------------  --------------  --------------  -------------- --------------  --------------

   843,611,785     691,803,895     50,112,293      72,545,380      55,178,023     163,763,699    264,281,654     240,852,053

   306,539,914       2,055,768     13,066,616       7,847,155      88,661,763      41,513,469     35,778,014      13,182,349
  (590,529,129)   (366,875,063)   (10,686,445)     (7,769,739)   (118,515,605)    (84,972,287)   (19,105,124)    (14,738,042)
--------------  -------------- --------------  --------------  --------------  -------------- --------------  --------------

   559,622,570     326,984,600     52,492,464      72,622,796      25,324,181     120,304,881    280,954,544     239,296,360
--------------  -------------- --------------  --------------  --------------  -------------- --------------  --------------
   868,350,569     274,832,566     78,409,685      59,273,452     193,322,116     (34,820,762)   403,656,311     214,010,325
 1,832,164,280   1,557,331,714    173,691,310     114,417,858   1,329,819,612   1,364,640,374    492,477,549     278,467,224
--------------  -------------- --------------  --------------  --------------  -------------- --------------  --------------
$2,700,514,849  $1,832,164,280   $252,100,995    $173,691,310  $1,523,141,728  $1,329,819,612   $896,133,860    $492,477,549
==============  ============== ==============  ==============  ==============  ============== ==============  ==============


                                8






THE HUDSON RIVER TRUST
MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1995
-----------------------------------------------------------------------------



                                                                       EFFECTIVE
                                           PRINCIPAL       VALUE        ANNUAL
                                             AMOUNT        NOTE 1       YIELD*
---------------------------------------  ------------  ------------  -----------

SHORT-TERM DEBT SECURITIES:
BANK NOTES
Suntrust Bank
 Due 02/29/96 ..........................  $ 4,500,000   $ 4,509,944      5.61%
Wachovia Bank N. Carolina
 Due 11/07/96 ..........................   10,050,000    10,194,519      5.40
                                                       ------------
  TOTAL BANK NOTES (3.8%) ..............                 14,704,463
                                                       ------------
BANKERS' ACCEPTANCES Bank of Tokyo:
 Due 02/05/96 ..........................    4,000,000     3,977,019      5.85
 Due 03/05/96 ..........................   10,000,000     9,898,800      5.79
Corestates National Bank
 Due 04/23/96 ..........................    2,800,000     2,750,984      5.77
Mitsubishi Bank Ltd.-N.Y.:
 Due 02/06/96 ..........................    1,900,000     1,888,268      6.13
 Due 02/20/96 ..........................    1,150,000     1,140,283      6.14
                                                       ------------
   TOTAL BANKERS' ACCEPTANCES (5.1%)  ..                 19,655,354
                                                       ------------
CERTIFICATES OF DEPOSIT Mitsubishi Bank Ltd.-N.Y.
 Due 02/29/96 ..........................    9,000,000     9,001,838      6.08
Norinchuckin Bank Ltd.:
 Due 03/11/96 ..........................   10,000,000    10,007,979      5.62
 Due 03/14/96 ..........................    5,000,000     5,004,387      5.62
National Westminster Bank-U.S.A.
 Due 01/22/96 ..........................    9,000,000     9,001,473      5.71
                                                       ------------
  TOTAL CERTIFICATES OF DEPOSIT (8.5%)
                                                         33,015,677
                                                       ------------
COMMERCIAL PAPER
Alpha Finance Corp.:
 Due 02/27/96 ..........................    5,500,000     5,451,235      5.66
 Due 03/15/96 ..........................    5,000,000     4,943,633      5.60
American Express Credit Corp.
 Due 04/09/96 ..........................    7,000,000     6,896,110      5.55
ASCC Commercial Paper:
 Due 02/01/96 ..........................    4,000,000     3,980,127      5.66
 Due 02/20/96 ..........................   10,000,000     9,921,856      5.66
ASI Funding Corp.
 Due 02/02/96 ..........................   17,300,000    17,211,606      5.65
Beta Finance, Inc.
 Due 02/02/96 ..........................    7,900,000     7,859,635      5.65
Campbell Soup Co.
 Due 02/06/96 ..........................    8,055,000     8,009,001      5.66
Chemical Banking Corp.
 Due 03/21/96 ..........................   10,000,000     9,878,367      5.60
Crosby Head Funding
 Due 01/25/96 ..........................   15,000,000    14,940,417      5.75
Ciesco LP
 Due 01/18/96 ..........................    2,300,000     2,293,263      5.80
Dynamic Funding Corp.
 Due 01/25/96 ..........................    2,400,000     2,398,886      5.81
Equipment Funding, Inc.
 Due 02/07/96 ..........................    4,800,000     4,771,868      5.66
ESC Securitization, Inc.
 Due 02/01/96 ..........................   10,000,000     9,950,408      5.65
Ford Motor Credit Co.:
 Due 02/13/96 ..........................    8,000,000     7,945,800      5.67
 Due 02/28/96 ..........................    7,000,000     6,937,583      5.60


                                9






THE HUDSON RIVER TRUST
MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1995
-----------------------------------------------------------------------------



                                                                                        EFFECTIVE
                                                          PRINCIPAL                      ANNUAL
                                                            AMOUNT     VALUE (NOTE 1)    YIELD*
------------------------------------------------------  ------------  --------------  -----------
SHORT-TERM DEBT SECURITIES (Continued):
Greenwich Funding:
 Due 02/09/96 .........................................  $ 7,000,000    $  6,956,791      5.67%
 Due 02/21/96 .........................................      200,000         198,407      5.66
International Securitization:
 Due 01/12/96 .........................................   11,870,000      11,845,911      5.87
 Due 03/28/96 .........................................    6,000,000       5,920,790      5.60
Merrill Lynch & Co., Inc.:
 Due 01/31/96 .........................................    4,700,000       4,677,231      5.70
 Due 03/29/96 .........................................   11,000,000      10,854,250      5.56
Morgan Stanley Group, Inc.:
 Due 01/02/96 .........................................    9,500,000       9,495,551      5.87
 Due 02/12/96 .........................................    4,200,000       4,172,023      5.70
Norwest Corp.
 Due 02/26/96 .........................................   15,000,000      14,869,258      5.66
Preferred Receivables Funding
 Due 01/05/96 .........................................    3,634,000       3,630,578      5.90
Premium Funding
 Due 03/08/96 .........................................   17,000,000      16,825,027      5.63
Progress Funding Corp.
 Due 01/16/96 .........................................   15,300,000      15,260,263      5.74
Ranger Funding Corp.:
 Due 02/09/96 .........................................    8,000,000       7,950,709      5.66
 Due 02/27/96 .........................................    9,200,000       9,118,429      5.66
Sumitomo Corp. of America
 Due 03/13/96 .........................................   10,000,000       9,889,617      5.63
Triple A Funding:
 Due 01/12/96 .........................................    5,300,000       5,289,244      5.87
 Due 02/05/96 .........................................    4,500,000       4,474,979      5.66
Working Capital Management Corp.
 Due 01/16/96 .........................................   11,343,000      11,313,540      5.74
                                                                      --------------
  TOTAL COMMERCIAL PAPER (71.4%) ......................                  276,132,393
                                                                      --------------
VARIABLE RATE LIBOR
American Express Centerian
 Due 06/14/96 .........................................   10,000,000      10,000,821      5.93
Boatmen's First National Bank
 Due 02/14/96 .........................................   10,000,000      10,002,636      5.85
CS First Boston, Inc.
 Due 03/29/96 .........................................    9,500,000       9,500,000      5.90
Goldman Sachs & Co.
 Due 01/08/96 .........................................   10,000,000      10,000,661      5.93
                                                                      --------------
  TOTAL VARIABLE RATE LIBOR (10.2%) ...................                   39,504,118
                                                                      --------------
TOTAL INVESTMENTS IN SHORT-TERM DEBT SECURITIES (99.0%)
 (Amortized Cost $382,846,598) ........................                  383,012,005
CASH AND RECEIVABLES LESS LIABILITIES (1.0%)  .........                    3,678,941
                                                                      --------------
NET ASSETS (100.0%) ...................................                 $386,690,946
                                                                      ==============


------------

   * Based on market values at the close of business on December 31, 1995.

                      See Notes to Financial Statements.

                               10






THE HUDSON RIVER TRUST
INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1995
-----------------------------------------------------------------------------



                                     PRINCIPAL       VALUE
                                       AMOUNT       (NOTE 1)
---------------------------------  ------------  -------------

LONG-TERM DEBT SECURITIES:
CREDIT SENSITIVE
ASSET BACKED (4.4%)
Main Place Funding
 6.108% Floater, 10/25/00 (a)  ...  $ 3,200,000    $ 3,201,344
                                                 -------------
COLLATERALIZED MORTGAGE OBLIGATIONS (12.8%)
Federal Home Loan Bank
 7.61%, 04/25/02 .................    3,598,143      3,653,807
Federal Home Loan
 Mortgage Corp.
 6.24%, 07/15/97 .................    3,141,534      3,185,704
Federal National
 Mortgage Association
 6.494% Floater, 09/25/21(a)  ....    2,342,645      2,345,574
                                                 -------------
                                                     9,185,085
                                                 -------------
MORTGAGE RELATED (47.3%)
Federal Home Loan
 Mortgage Corp.
 7.0%, 12/13/10 ..................    5,900,000      6,010,625
 9.5%, 01/01/20 ..................        5,016          5,336
Federal National
 Mortgage Association:
 11.5%, 06/01/20 .................    1,337,162      1,524,366
 7.89%, 09/01/22 .................    2,092,514      2,160,522
 7.634%, 01/01/23 ................    2,211,914      2,245,093
 8.5%, 01/01/25 ..................    1,076,333      1,122,751
 8.5%, 02/01/25 ..................      162,665        169,681
 8.5%, 03/01/25 ..................      227,120        236,915
 8.5%, 04/01/25 ..................    7,361,742      7,679,217
 8.5%, 05/01/25 ..................      547,607        571,223
 8.5%, 07/01/25 ..................      168,787        176,066
 8.5%, 10/01/25 ..................      350,967        366,103
 7.978%, 05/01/27 ................    1,923,022      1,987,925
Government National
 Mortgage Association:
 8.0%, 06/15/23 ..................    1,092,453      1,137,518
 8.0%, 11/15/23 ..................      335,521        349,362
 8.0%, 07/15/24 ..................      338,856        352,834
 8.0%, 09/15/24 ..................      401,187        417,736
 8.0%, 10/15/24 ..................      351,141        365,627
 8.0%, 11/15/24 ..................      336,632        350,519
 8.0%, 03/15/25 ..................      351,297        365,788
 8.0%, 04/15/25 ..................      350,227        364,674
 8.0%, 05/15/25 ..................    1,030,733      1,073,251
 8.0%, 05/17/25 ..................      703,872        732,908
 11.0%, 01/15/10 .................      271,488        305,086
 11.0%, 02/15/10 .................      838,925        942,748










                                     PRINCIPAL       VALUE
                                       AMOUNT       (NOTE 1)
---------------------------------  ------------  -------------

LONG-TERM DEBT SECURITIES (Continued):
 11.0%, 03/15/10 .................  $   970,714    $ 1,090,844
 11.0%, 04/15/10 .................       88,062         98,961
 11.0%, 05/15/10 .................        1,723          1,937
 11.0%, 06/15/10 .................      284,991        320,260
 11.0%, 07/15/10 .................      580,569        652,418
 11.0%, 08/15/10 .................      289,092        324,868
 11.0%, 09/15/10 .................      377,531        424,253
                                                 -------------
                                                    33,927,415
                                                 -------------
U.S. GOVERNMENT AGENCIES (27.2%)
Resolution Funding S.T.R.I.P.S.
 Zero Coupon Deb., 04/15/99  .....    5,000,000      4,195,950
U.S. Treasury:
 11.875% Bond, 11/15/03 ..........    6,300,000      8,806,221
 5.875% Note, 11/15/05 ...........    6,350,000      6,492,875
                                                 -------------
                                                    19,495,046
                                                 -------------
 TOTAL CREDIT SENSITIVE (91.7%)  .                  65,808,890
                                                 -------------
TOTAL LONG-TERM DEBT SECURITIES (91.7%)
 (Amortized Cost $64,190,415)  ...                  65,808,890
                                                 -------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (14.6%)
Federal Home Loan Mortgage Corp.
 5.75%, due 01/02/96 .............   10,500,000     10,494,969
                                                 -------------
TOTAL SHORT-TERM DEBT SECURITIES (14.6%)
 (Amortized Cost $10,494,969)  ...                  10,494,969
                                                 -------------
                                   NUMBER OF
                                   CONTRACTS (B)
                                   -------------
OPTIONS PURCHASED:
U.S. 10 Year Treasury Note
 February 115 Call * .............           81         67,078
                                                 -------------
TOTAL OPTIONS PURCHASED (0.1%)
 (Premiums Paid $38,576) .........                      67,078
                                                 -------------
TOTAL INVESTMENTS (106.4%)
 (Amortized Cost $74,723,960)  ...                  76,370,937
LIABILITIES IN EXCESS OF CASH AND
 RECEIVABLES (- 6.4%) ............                  (4,591,112)
                                                 -------------
NET ASSETS (100.0%) ..............                 $71,779,825
                                                 =============



------------

    * Non-income producing.

  (a) Interest rate shown on floating rate securities represents the rate at December 31, 1995.

  (b) One contract relates to 100 shares.

                      See Notes to Financial Statements.

                               11







THE HUDSON RIVER TRUST
QUALITY BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1995



                                    PRINCIPAL        VALUE
                                     AMOUNT         (NOTE 1)
-------------------------------  -------------  --------------

LONG-TERM DEBT SECURITIES:
BUSINESS SERVICES
PRINTING, PUBLISHING &
 BROADCASTING (8.3%) Tele-Communications, Inc.
 8.75%, 08/01/15 ...............   $ 5,600,000    $  6,208,552
Time Warner, Inc.
 9.15%, 02/01/23 ...............     6,000,000       6,804,240
                                                --------------
 TOTAL BUSINESS SERVICES (8.3%)                     13,012,792
                                                --------------
CONSUMER NONCYCLICALS (3.5%)
FOODS
Borden, Inc.
 Zero Coupon, 05/22/97+ ........     6,000,000       5,493,000
                                                --------------
CREDIT SENSITIVE
BANKS (3.6%)
St. George Bank Ltd.
 7.15%, 10/15/05+ ..............     5,500,000       5,692,830
                                                --------------
FINANCIAL SERVICES (5.7%) Commercial Credit Co.
 6.125%, 12/01/05 ..............     3,155,000       3,124,709
Prudential Insurance
 8.3%, 07/01/25+ ...............     5,400,000       5,796,738
                                                --------------
                                                     8,921,447
                                                --------------
FOREIGN GOVERNMENT (13.3%)
Deutschland Republic
 6.875%, 05/12/05 ..............     8,300,000       6,141,583
Italy Global Bond
 6.875%, 09/27/23 ..............     3,000,000       2,929,650
Government of Spain
 12.25%, 03/25/00 .............Esp 675,000,000       6,108,746
Province of Quebec
 7.5%, 07/15/23 ................   $ 5,500,000       5,765,760
                                                --------------
                                                    20,945,739
                                                --------------
MORTGAGE RELATED (8.4%)
Federal National Mortgage
 Association
 6.0%, 12/01/09 ................    13,423,998      13,289,759
                                                --------------











                                     PRINCIPAL      VALUE
                                       AMOUNT      (NOTE 1)
---------------------------------  ------------  -------------

LONG-TERM DEBT SECURITIES (Continued): UTILITY -- ELECTRIC (3.1%) GG1B Funding Corp.
 7.43%, 01/15/11 ...............   $ 4,926,622    $  4,934,702
                                                --------------
U.S. GOVERNMENT (50.9%)
Federal Farmers Credit
 7.64% Medium Term Note,
 02/03/98 ......................     5,000,000       5,223,000
Federal Home Loan Bank
 5.725%, 06/15/98 ..............    20,000,000      20,164,000
U.S. Treasury:
 5.625% Note, 06/30/97 .........    13,500,000      13,588,587
 7.125% Note, 09/30/99 .........    24,050,000      25,485,473
 6.75% Note, 04/30/00 ..........    13,640,000      14,356,100
 6.875% Bond, 08/15/25 .........     1,170,000       1,319,906
                                                --------------
                                                    80,137,066
                                                --------------
 TOTAL CREDIT SENSITIVE (85.0%)                    133,921,543
                                                --------------
TOTAL LONG-TERM DEBT SECURITIES (96.8%)
 (Amortized Cost $148,282,420)                     152,427,335
                                                --------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.9%)
Federal Home Loan Mortgage
 Corp. 5.75%, due 01/02/96  ....     1,400,000       1,399,329
                                                --------------
TOTAL SHORT-TERM DEBT SECURITIES (0.9%)
 (Amortized Cost $1,399,329)  ..                     1,399,329
                                                --------------
TOTAL INVESTMENTS (97.7%)
 (Amortized Cost $149,681,749)                     153,826,664
CASH AND RECEIVABLES
 LESS LIABILITIES (2.3%) .......                     3,616,183
                                                --------------
NET ASSETS (100.0%) ............                  $157,442,847
                                                ==============



ESP
------------

   + Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers.

See Notes to Financial Statements.

                               12






THE HUDSON RIVER TRUST
HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1995



                                   NUMBER OF      VALUE
                                     SHARES      (NOTE 1)
-------------------------------  ------------  -----------

COMMON STOCKS:
BUSINESS SERVICES (0.0%)
PRINTING, PUBLISHING &
 BROADCASTING
Pegasus Media &
 Communications--Warrants*  ....          150   $   45,000
                                               -----------
CONSUMER CYCLICALS
APPAREL, TEXTILE (0.0%)
AVI Holdings, Inc.--Warrants*+          3,300       16,500
                                               -----------
RETAIL--GENERAL (0.0%)
Eye Care Centers of America--
 Warrants* .....................        3,000       30,000
                                               -----------
 TOTAL CONSUMER CYCLICALS (0.0%)                    46,500
                                               -----------
CONSUMER NONCYCLICALS
HOSPITAL SUPPLIES & SERVICES (0.1%)
Wright Medical Techonolgy,
 Inc.--Warrants* ...............          412       67,980
                                               -----------
SOAPS & TOILETRIES (0.1%)
Renaissance Cosmetics--
 Warrants*+ ....................        2,000       45,000
                                               -----------
 TOTAL CONSUMER NONCYCLICALS (0.2%)                112,980
                                               -----------
TOTAL COMMON STOCKS (0.2%)
 (Cost $201,480) ...............                   204,480
                                               -----------
                                    PRINCIPAL
                                     AMOUNT
                                 ------------
LONG-TERM DEBT SECURITIES:
BASIC MATERIALS
CHEMICALS (7.7%)
Buckeye Cellulos Corp.
 8.5%, 12/15/05 ................   $1,000,000    1,032,500
G-I Holdings
 Zero Coupon Sr. Disc. Note,
 10/01/98 ......................    2,000,000    1,550,000
Harris Chemical
 10.75%, 10/15/03 ..............    2,000,000    1,830,000
Pioneer Americas Corp.
 13.375%, 04/01/05 .............    1,500,000    1,567,500
Sherritt Gordon
 9.75%, 04/01/03 ...............    2,000,000    2,130,000
Trans Resources, Inc.
 11.875% Sr. Sub. Note Series
 B, 07/01/02 ...................    1,000,000      915,000
                                               -----------
                                                 9,025,000
                                               -----------
METALS & MINING (4.2%) Great Lakes Carbon Corp.
 10.0%, 01/01/06 ...............    2,000,000    2,050,000
Interlake Corp.
 12.0%, 11/15/01 ...............    1,500,000    1,515,000
International Wire Group
 11.75%, 06/01/05 ..............    1,500,000    1,440,000
                                               -----------
                                                 5,005,000
                                               -----------
PAPER (9.0%)
Crown Paper Co.
 11.0%, 09/01/05 ...............    1,500,000    1,312,500









                                    PRINCIPAL           VALUE
                                      AMOUNT           (NOTE 1)

--------------------------------  ------------  ---------------------------
LONG-TERM DEBT SECURITIES (CONTINUED):
Indah Kiat International Finance
 11.875%, 06/15/02 ..............   $1,500,000           $ 1,515,000
Rapp International Finance:
 11.5%, 12/15/00 ................    1,500,000             1,492,500
 13.25%, 12/15/05 ...............    1,000,000               986,250
Repap New Brunswick
 9.875%, 07/15/00 ...............    1,000,000             1,002,500
Sweetheart Cup
 10.5%, 09/01/03 ................    2,250,000             2,266,875
Williamhouse Regency of
 Delaware, Inc.
 13.0%, 11/15/05+ ...............    2,000,000             2,075,000
                                                ---------------------------
                                                          10,650,625
                                                ---------------------------
STEEL (0.8%)
Algoma Steel
 12.375%, 07/15/05 ..............    1,000,000               900,000
                                                ---------------------------
 TOTAL BASIC MATERIALS (21.7%)  .                         25,580,625
                                                ---------------------------
BUSINESS SERVICES
PRINTING, PUBLISHING &
 BROADCASTING (7.7%) Act III Broadcasting, Inc.
 10.25%, 12/15/05 ...............    2,000,000             2,035,000
Continental Cablevision
 8.3%, 05/15/06+ ................    3,000,000             3,011,250
Fundy Cable Ltd.
 11.0%, 11/15/05 ................    2,500,000             2,600,000
Pegasus Media & Communications
 12.5%, 07/01/05 ................    1,500,000             1,485,000
                                                ---------------------------
                                                           9,131,250
                                                ---------------------------
TRUCKING, SHIPPING (4.5%) Penn Traffic Co.
 8.625%, 12/15/03 ...............    2,500,000             2,225,000
Stena AB
 10.5%, 12/15/05 ................    3,000,000             3,060,000
                                                ---------------------------
                                                           5,285,000
                                                ---------------------------
 TOTAL BUSINESS SERVICES (12.2%)                          14,416,250
                                                 ---------------------------
CAPITAL GOODS AEROSPACE (0.9%) Howmet Corp.
 10.0%, 12/01/03+ ...............    1,000,000             1,040,000
                                                ---------------------------
MACHINERY (3.0%)
Monarch Acquisition
 12.5%, 07/01/03 ................    1,500,000             1,590,000
Specialty Equipment Cos., Inc.
 11.375%, 12/01/03 ..............    2,000,000             2,030,000
                                                 ---------------------------
                                                           3,620,000
                                                 ---------------------------
 TOTAL CAPITAL GOODS (3.9%)  ....                          4,660,000
                                                 ---------------------------
CONSUMER CYCLICALS APPAREL, TEXTILE (6.6%) Apparel Ventures, Inc.
 12.25%, 12/31/00 ...............      900,000               706,500
CMI Industries
 9.5%, 10/01/03 .................    2,000,000             1,620,000


                               13






THE HUDSON RIVER TRUST
HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1995


                                     PRINCIPAL       VALUE
                                       AMOUNT       (NOTE 1)
---------------------------------  ------------  -------------

LONG-TERM DEBT SECURITIES (CONTINUED):
Hosiery Corp. of America
 14.25%, 08/01/02 (b) ...........   $1,500,000           $ 1,612,500
Ithaca Industries
 11.125%, 12/15/02 ..............    1,500,000               600,000
PT Polysindo Eka Perkasa
 13.0%, 06/01/01 ................    2,175,000             2,251,125
Tultex Corp.
 10.625%, 03/15/05 ..............    1,000,000             1,025,000
                                                        -------------
                                                           7,815,125
                                                        -------------
HOUSEHOLD FURNITURE, APPLIANCES (1.3%)
Crain Industries
 13.5%, 08/15/05+ ...............    1,500,000             1,515,000
                                                        -------------
LEISURE RELATED (0.9%) Premier Parks, Inc.
 12.0%, 08/15/03+ ...............    1,000,000             1,035,000
                                                        -------------
RETAIL--GENERAL (5.4%)
Eye Care Centers of America
 12.0%, 10/01/03 ................    3,000,000             2,790,000
Florist Transworld
 14.0%, 12/15/01 (b) ............    1,500,000             1,635,000
Tag-Heuer International SA
 12.0%, 12/15/05+ ...............    2,000,000             2,000,000
                                                        -------------
                                                          6,425,000
                                                        -------------
 TOTAL CONSUMER CYCLICALS (14.2%)                         16,790,125
                                                        -------------
CONSUMER NONCYCLICALS FOODS (2.9%) Carr-Gottstein Foods Co.
 12.0%, 11/15/05+ ...............    1,500,000             1,515,000
Specialty Foods Corp.
 11.125%, 10/01/02 ..............    2,000,000             1,940,000
                                                        -------------
                                                           3,455,000
                                                        -------------
CONTAINERS (2.2%) MVE, Inc.
 12.5%, 02/15/02 ................    1,500,000             1,500,000
Riverwood International
 11.25% Sr. Sub. Deb., 06/15/02      1,000,000             1,085,000
                                                        -------------
                                                           2,585,000
                                                        -------------
SOAPS & TOILETRIES (1.9%)
Revlon Worldwide
 Zero Coupon, 03/15/98 ..........    3,000,000             2,227,500
                                                        -------------
 TOTAL CONSUMER NONCYCLICALS (7.0%)                        8,267,500
                                                        -------------
CREDIT SENSITIVE
BANKS (1.3%)
Firstbank Puerto Rico
 7.625%, 12/15/05 ...............    1,500,000             1,483,125
                                                        -------------
FINANCIAL SERVICES (3.2%) Tembec Finance Corp.
 9.875%, 09/30/05 ...............    1,750,000             1,736,875
Trizec Finance Ltd.
 10.875%, 10/15/05 ..............    2,000,000             2,050,000
                                                        -------------
                                                           3,786,875
                                                        -------------
GENERAL OBLIGATIONS (1.7%) Paxson Communications Corp.
 11.625%, 10/01/02+ .............    2,000,000             2,030,000
                                                        -------------
FOREIGN GOVERNMENT (3.2%)
Bulgaria Discount Bonds
 6.75% Floating Rate Series A,
 07/28/24 (a) ...................   $2,000,000           $ 1,062,500
Republic of Ecuador
 6.813% Floating Rate,
 02/28/25 (a) ...................    1,500,000               757,500
Republic of Poland
 3.25% Floating Rate,
 10/27/14 (a) ...................    3,000,000             1,946,250
                                                        -------------
                                                           3,766,250



                                                        -------------
UTILITY--ELECTRIC (1.3%)
California Energy
 9.875%, 06/30/03 ...............    1,500,000             1,575,000
                                                        -------------
UTILITY--GAS (1.8%) Bridas Corp.
 12.5%, 11/15/99 ................    2,100,000             2,079,000
                                                        -------------
UTILITY--TELEPHONE (2.5%)
Telewest Communications PLC
 9.625%, 10/01/06 ...............    3,000,000             3,030,000
                                                        -------------
 TOTAL CREDIT SENSITIVE (15.0%)                           17,750,250
                                                        -------------
ENERGY OIL--DOMESTIC (3.6%) Clark USA, Inc.
 10.875%, 12/01/05+ .............    1,500,000             1,575,000
Gulf Canada Resources Ltd.
 9.625%, 07/01/05 ...............    1,000,000             1,055,000
Kelley Oil & Gas
 13.5%, 06/15/99 ................    2,000,000             1,600,000
                                                        -------------
 TOTAL ENERGY (3.6%) ............                          4,230,000
                                                        -------------
TECHNOLOGY
OFFICE EQUIPMENT SERVICES (0.9%) Graphic Controls Corp.
 12.0%, 09/15/05 ................    1,000,000             1,035,000
                                                        -------------
TELECOMMUNICATIONS (11.9%)
Clearnet Communications
 14.75%, 12/15/05 (b)(c) ........   4,000,000              2,080,000
Communication & Power Corp.
 12.0%, 08/01/05+ ...............   1,000,000              1,027,500
EZ Communications, Inc.
 9.75%, 12/01/05 ................   1,500,000              1,507,500
Fonorola, Inc.
 12.5%, 08/15/02 ................   1,000,000              1,050,000
Galaxy Telecom L.P.
 12.375%, 10/01/05 ..............   1,500,000              1,496,250
IXC Communications, Inc.
 13.0%, 10/01/05+ ...............   2,000,000              2,145,000
Lenfest Communications
 8.375%, 11/01/05 ...............   2,000,000              2,007,500
Nextel Communications
 9.75%, 08/15/04 (c) ............   1,500,000                813,750
Rogers Cablesystems Ltd.
 10.0%, 12/01/07 ................   1,840,000              1,982,600
                                                        -------------
                                                          14,110,100
                                                        -------------
 TOTAL TECHNOLOGY (12.8%)  ......                         15,145,100
                                                        -------------


                               14






THE HUDSON RIVER TRUST
HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1995


                                     PRINCIPAL      VALUE
                                       AMOUNT      (NOTE 1)
---------------------------------  ------------  -------------

LONG-TERM DEBT SECURITIES (CONTINUED):
DIVERSIFIED MISCELLANEOUS (2.4%) Cabot Safety Corp.
 12.5%, 07/15/05 ................   $1,000,000          $  1,060,000
Jordan Industries
 10.375%, 08/01/03 ..............    2,000,000             1,780,000
                                                        -------------
 TOTAL DIVERSIFIED (2.4%)  ......                          2,840,000
                                                        -------------
TOTAL LONG-TERM DEBT SECURITIES (92.8%)
 (Amortized Cost $107,587,741)  .                        109,679,850
                                                        -------------

SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (2.6%)
Federal Home Loan Mortgage Corp.
 5.75%, due 01/02/96 ............   $3,000,000          $  2,998,563
                                                ---------------------------
TOTAL SHORT-TERM DEBT SECURITIES (2.6%)
 (Amortized Cost $2,998,563)  ...                          2,998,563
                                                ---------------------------
TOTAL INVESTMENTS (95.6%)
 (Cost/Amortized Cost $110,787,784)                      112,882,893
CASH AND RECEIVABLES
 LESS LIABILITIES (4.4%) ........                          5,245,690
                                                ---------------------------
NET ASSETS (100.0%) .............                       $118,128,583
                                                ===========================



------------

   *   Non-income producing.

   + Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers.

   (a) Interest rate shown on floating rate securities represents the rate at December 31, 1995.

   (b) Consists of more than one class of securities traded together as a unit; generally bonds with attached stocks or warrants.

   (c) Debt security initially issued in zero coupon form which converts to coupon form at a specific rate and date.

See Notes to Financial Statements.


                               15






THE HUDSON RIVER TRUST
GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1995



                                    NUMBER OF              VALUE
                                     SHARES               (NOTE 1)
--------------------------------  -----------         ----------------

COMMON STOCKS:
BASIC MATERIALS
CHEMICALS (1.5%)
Avery Dennison Corp. ............    15,000              $   751,875
Dow Chemical Co. ................     5,000                  351,875
Dupont (E.I.) de Nemours & Co.  .     5,000                  349,375
                                                           -----------

 TOTAL BASIC MATERIALS (1.5%)  ..                          1,453,125
                                                           -----------
ENVIRONMENTAL CONTROL (1.1%)
Johnson Controls, Inc. ..........    15,000                1,031,250
                                                          -----------
PRINTING, PUBLISHING &
 BROADCASTING (1.2%)
Jostens, Inc. ...................    50,000                1,212,500
                                                           -----------
PROFESSIONAL SERVICES (0.7%)
GATX Corp. ......................    15,000                  729,375
                                                           -----------
 TOTAL BUSINESS SERVICES (3.0%)                            2,973,125
                                                           -----------
CAPITAL GOODS
AEROSPACE (1.0%)
Northrop Grumman Corp. ..........    15,000                  960,000
                                                           -----------
BUILDING MATERIALS &
 FOREST PRODUCTS (1.8%)
Weyerhaeuser Co. ................    40,000                1,730,000
                                                           -----------
ELECTRICAL EQUIPMENT (1.5%)
General Electric Co. ............    20,000                1,440,000
                                                           -----------

MACHINERY (1.0%)
Deere & Co. .....................    30,000                1,057,500
                                                           -----------
 TOTAL CAPITAL GOODS (5.3%)  ....                          5,187,500
                                                           -----------
CONSUMER CYCLICALS
AUTO RELATED (1.0%)
Dana Corp. ......................    35,000                1,023,750
                                                           -----------

RETAIL--GENERAL (0.8%)
Sears Roebuck & Co. .............    20,000                  780,000
                                                           -----------
 TOTAL CONSUMER CYCLICALS (1.8%)                           1,803,750
                                                           -----------
CONSUMER NONCYCLICALS
FOODS (2.0%)
Heinz (H.J.) Co. ................    60,000                1,987,500
                                                           -----------
DRUGS (2.2%)
Bristol-Myers Squibb Co. ........    25,000                2,146,875
                                                           -----------
HOSPITAL SUPPLIES & SERVICES (1.5%)
Baxter International, Inc.  .....    35,000                1,465,625
                                                           -----------
RETAIL--FOOD (0.4%)
Kroger Co.* .....................     9,574                  359,025
                                                           -----------
SOAPS & TOILETRIES (1.8%)
Clorox Co. ......................    25,000                1,790,625
                                                           -----------
TOBACCO (2.8%)
Philip Morris Cos., Inc. ........    25,000                2,262,500
UST, Inc. .......................    15,000                  500,625
                                                           -----------
                                                           2,763,125
                                                         -------------
 TOTAL CONSUMER NONCYCLICALS (10.7%)                      10,512,775
                                                         -------------










                                    NUMBER OF                 VALUE
                                     SHARES                  (NOTE 1)
--------------------------------  -----------              -----------

COMMON STOCKS (Continued):
CREDIT SENSITIVE
BANKS (4.0%)
Bank of New York Co. ............    45,000              $ 2,193,750
First Bank Systems ..............    35,000                1,736,875
                                                           -----------
                                                           3,930,625
                                                           -----------
FINANCIAL SERVICES (2.3%)
American Express Co. ............    40,000                1,655,000
MBNA Corp. ......................    15,000                  553,125
                                                           -----------
                                                           2,208,125
                                                           -----------
INSURANCE (0.6%)
Saint Paul Cos., Inc. ...........    10,000                  556,250
                                                           -----------
UTILITY--ELECTRIC (5.4%)
Duke Power Co. ..................    30,000                1,421,250
Houston Industries, Inc. ........    60,000                1,455,000
Portland General Corp. ..........    30,000                  873,750
Teco Energy, Inc. ...............    60,000                1,537,500
                                                           -----------
                                                           5,287,500
                                                           -----------
UTILITY--GAS (1.9%)
Consolidated Natural Gas Co.  ...    40,000                1,815,000
                                                           -----------
UTILITY--TELEPHONE (6.3%)
Ameritech Corp. .................    35,000                2,065,000
Cincinnati Bell, Inc. ...........    60,000                2,085,000
NYNEX Corp. .....................    40,000                2,160,000
                                                           -----------
                                                           6,310,000
                                                           -----------
 TOTAL CREDIT SENSITIVE (20.5%)                           20,107,500
                                                           -----------
ENERGY
COAL & GAS PIPELINES (2.5%)
 MCN CORP.                           50,000                1,162,500
 WILLIAMS COS., INC.                 30,000                1,316,250
                                                           -----------
                                                           2,478,750
                                                           -----------
OIL--INTERNATIONAL (3.9%)
Exxon Corp. .....................    20,000                1,602,500
Mobil Corp. .....................    20,000                2,240,000
                                                           -----------
                                                           3,842,500
                                                           -----------
OIL--SUPPLIES & CONSTRUCTION (0.5%)
Halliburton Co. .................    10,000                  506,250
                                                           -----------
RAILROADS (2.4%)
Burlington Northern Santa Fe  ...     4,148                  323,544
Norfolk Southern Corp. ..........    25,000                1,984,375
                                                           -----------
                                                           2,307,919
                                                           -----------
 TOTAL ENERGY (9.3%) ............                          9,135,419
                                                           -----------
TECHNOLOGY
OFFICE EQUIPMENT (2.1%)
Xerox Corp. .....................    15,000                2,055,000
                                                           -----------
ELECTRONICS (0.5%)
National Semiconductor Corp.*  ..    19,223                  427,712
                                                           -----------
 TOTAL TECHNOLOGY (2.6%) ........                          2,482,712
                                                         -------------
TOTAL COMMON STOCKS (54.7%)
 (Cost $45,015,363) .............                         53,655,906
                                                        --------------


                               16






THE HUDSON RIVER TRUST
GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1995



                                    NUMBER OF                 VALUE
                                     SHARES                  (NOTE 1)
--------------------------------  -----------              -----------

PREFERRED STOCKS:
BASIC MATERIALS
METALS & MINING (0.3%)
Reynolds Metals Co.
 7.0% Conv., 12/31/97 ...........      5,300             $  268,312
                                                           -----------
PAPER (0.1%)
James River Corp.
 9.0% Conv. .....................      6,600                154,275
                                                           -----------
 TOTAL BASIC MATERIALS (0.4%)  ..                           422,587
                                                           -----------
BUSINESS SERVICES (0.4%)
PRINTING, PUBLISHING &
 BROADCASTING
Cablevision Systems
 8.5% Conv. .....................     12,900                351,525
                                                           -----------
CAPITAL GOODS (0.7%)
ELECTRICAL EQUIPMENT
Westinghouse Electric Corp.
 1.3% Conv. *+ ..................     40,400                641,350
                                                           -----------
CONSUMER CYCLICALS (0.5%)
AIRLINES
Continental Air Finance Trust
 8.5% Conv.*+ ...................      9,000                481,500
                                                           -----------
CONSUMER NONCYCLICALS
DRUGS (0.0%)
Gensia Pharmaceuticals, Inc.
 $3.75 Conv. + ..................      1,800                 26,100
                                                           -----------
HOSPITAL SUPPLIES & SERVICES (0.5%) FHP International Corp.
 5.0% Conv. Series A ............     15,900                423,338
                                                           -----------
 TOTAL CONSUMER NONCYCLICALS (0.5%)                         449,438
                                                           -----------
CREDIT SENSITIVE
BANKS (0.9%) First Chicago NBD Corp.
 5.75% Conv. Series B ...........      7,600                509,200
Jefferson-Pilot Corp.
 7.25% Conv. ....................      4,600                336,375
                                                           -----------
                                                            845,575
                                                           -----------
FINANCIAL SERVICES (0.5%) Allstate Corp.
 $2.30 Conv. ....................      7,000                287,000
First USA, Inc.
 6.25% Conv. ....................      5,500                217,250
                                                           -----------
                                                            504,250
                                                           -----------
INSURANCE (0.4%)
Travelers Group, Inc.
 5.5% Conv. Series B ............      4,400                383,900
                                                           -----------
UTILITY--TELEPHONE (0.7%)
LCI International
 5.0% Conv. .....................     12,800                684,800
                                                           -----------
 TOTAL CREDIT SENSITIVE (2.5%)  .                         2,418,525
                                                           -----------
ENERGY (0.3%) OIL--DOMESTIC ENRON Corp.
 6.25% Conv.* ...................     14,700                352,800
                                                           -----------
PREFERRED STOCKS (Continued):
TECHNOLOGY (0.3%)
TELECOMMUNICATIONS
MFS Communications Co., Inc.
 8.0% Conv.* ....................      7,200             $  350,550
                                                           -----------
TOTAL PREFERRED STOCKS (5.6%)
 (Cost $5,100,065) ..............                         5,468,275
                                                           -----------





                                    PRINCIPAL
                                    AMOUNT
LONG-TERM DEBT SECURITIES:
BUSINESS SERVICES
ENVIRONMENTAL CONTROL (1.2%)
Thermo Electron Corp.:
 5.0% Euro Conv., 04/15/01  .....   $500,000                846,250
 4.25% Euro Conv., 01/01/03+  ...    300,000                328,125
                                                           -----------
                                                          1,174,375
                                                           -----------
PROFESSIONAL SERVICES (2.0%) Career Horizons, Inc.
 7.0% Conv., 11/01/02+ ..........    280,000                318,500
Danka Business Systems
 6.75% Conv., 04/01/02 ..........    470,000                665,638
First Financial Management Corp.
 5.0% Conv., 12/15/99 ...........    605,000                981,613
                                                           -----------
                                                          1,965,751
                                                           -----------
 TOTAL BUSINESS SERVICES (3.2%)                           3,140,126
                                                           -----------
CAPITAL GOODS
MACHINERY (1.6%)
Dovatron International
  6.0% Conv., 10/15/02+ .........    300,000                321,000
Solectron Corp.
 Zero Coupon Conv. Sub. Note,
 05/05/12 .......................    930,000                853,274
Titan Wheel International, Inc.
 4.75% Conv., 12/01/00 ..........    315,000                416,194
                                                           -----------
 TOTAL CAPITAL GOODS (1.6%)  ....                         1,590,468
                                                           -----------
CONSUMER CYCLICALS
FOOD SERVICES, LODGING (0.8%)
 HFS, INC.
 4.5% CONV., 10/01/99                365,000                843,150
                                                          --------------
RETAIL--GENERAL (0.9%)
Federated Department Stores,
 Inc.
 5.0% Conv., 10/01/03 ...........    375,000                375,000
Lowes Cos., Inc.
 3.0% Conv., 07/22/03 ...........    380,000                495,425
                                                           -----------
                                                            870,425
                                                           -----------
 TOTAL CONSUMER CYCLICALS (1.7%)                          1,713,575
                                                           -----------
CONSUMER NONCYCLICALS
HOSPITAL SUPPLIES & SERVICES (2.0%)
Healthsouth Corp.
 5.0% Conv., 04/01/01 ...........    390,000                629,850
Integrated Health Services, Inc.
 5.75% Conv., 01/01/01+ .........    735,000                739,593
Omnicare, Inc.
 5.75% Conv., 10/01/03 ..........    205,000                636,013
                                                           -----------
 TOTAL CONSUMER NONCYCLICALS (2.0%)                       2,005,456
                                                           -----------


                               17






THE HUDSON RIVER TRUST
GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1995



                                      PRINCIPAL       VALUE
                                        AMOUNT       (NOTE 1)
----------------------------------  ------------  -------------

LONG-TERM DEBT SECURITIES (Continued):
CREDIT SENSITIVE BANKS (0.3%) Bank of New York Co.
 7.5% Conv., 08/15/01 .............  $   135,000    $   336,656
                                                ---------------
FINANCIAL SERVICES (0.7%) Medaphis Corp.
 6.5% Conv., 01/01/00+ ............      241,000        640,759
                                                ---------------
UTILITY--TELEPHONE (1.0%) Worldcom, Inc.
 5.0% Conv., 08/15/03 .............      895,000        948,700
                                                  -------------
 TOTAL CREDIT SENSITIVE (2.0%)  ...                   1,926,115
                                                  -------------
TECHNOLOGY
ELECTRONICS (4.1%)
Altera Corp.
 5.75% Conv. Sub. Note, 06/15/02+        405,000        471,825
Cypress Semiconductor
 3.15% Conv., 03/15/01+ ...........      285,000        289,988
General Instrument Corp.
 5.0% Conv., 06/15/00 .............      290,000        322,625
Integrated Device Technology, Inc.
 5.5% Conv., 06/01/02 .............      550,000        449,625
Lam Research Corp.
 6.0% Conv. Sub. Deb., 05/01/03  ..      300,000        557,250
LSI Logic Corp.
 5.5% Conv., 03/15/01+ ............      125,000        339,219
Motorola, Inc.
 Zero Coupon Conv., 09/27/13  .....      150,000        114,375
Sanmina Corporation
 5.5% Conv., 08/15/02+ ............      625,000        683,594
3Com Corp.
 10.25% Conv., 11/01/01+ ..........      495,000        790,763
                                                  -------------
                                                      4,019,264
                                                  -------------






LONG-TERM DEBT SECURITIES (Continued):
TELECOMMUNICATIONS (1.9%)
Intelcom Group, Inc.
 7.0% Conv., 10/30/98 .............  $   387,000    $   332,820
Bay Networks, Inc.
 5.25% Conv., 05/15/03+ ...........      720,000        779,400
U.S. Cellular Corp.
 Zero Coupon Conv., 06/15/15  .....    2,035,000        717,336
                                                  -------------
                                                      1,829,556
                                                  -------------
 TOTAL TECHNOLOGY (6.0%) ..........                   5,848,820
                                                  -------------
TOTAL LONG-TERM DEBT SECURITIES (16.5%)
 (Amortized Cost $14,124,662)  ....                  16,224,560
                                                  -------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (22.7%)
Federal Home Loan Bank
 5.54%, due 01/03/96 ..............   13,600,000     13,591,628
Federal Home Loan Mortgage Corp.
 5.75%, due 01/02/96 ..............    8,600,000      8,595,879
                                                  -------------
 TOTAL U.S. GOVERNMENT (22.7%)  ...                  22,187,507
                                                  -------------
TOTAL SHORT-TERM DEBT SECURITIES (22.7%)
 (Amortized Cost $22,187,507)  ....                  22,187,507
                                                  -------------
TOTAL INVESTMENTS (99.5%)
 (Cost/Amortized Cost $86,427,597)                   97,536,248
CASH AND RECEIVABLES
 LESS LIABILITIES (0.5%) ..........                     516,573
                                                  -------------
NET ASSETS (100.0%) ...............                 $98,052,821
                                                  =============



------------

   *  Non-income producing.

   + Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers.

                      See Notes to Financial Statements.

                               18






THE HUDSON RIVER TRUST
EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1995



                                      NUMBER OF            VALUE
                                        SHARES            (NOTE 1)
----------------------------------  ------------  --------------------------

COMMON STOCKS:
BASIC MATERIALS
CHEMICALS (2.4%)
Air Products & Chemicals, Inc.  ...      3,800             $  200,450
Avery Dennison Corp. ..............      1,800                 90,225
Dow Chemical Co. ..................      9,200                647,450
Dupont (E.I.) de Nemours & Co.  ...     19,000              1,327,625
Eastman Chemical Company ..........      2,800                175,350
Ecolab, Inc. ......................      2,500                 75,000
FMC Corp.* ........................      1,200                 81,150
Goodrich (B.F.) Co. ...............      1,200                 81,750
Grace (W.R.) & Co. ................      3,200                189,200
Hercules, Inc. ....................      3,800                214,225
Millipore Corp. ...................      2,000                 82,250
Monsanto Co. ......................      4,000                490,000
Nalco Chemical Co. ................      2,700                 81,338
Rohm & Haas Co. ...................      2,300                148,062
Union Carbide Corp. ...............      4,500                168,750
                                                  --------------------------
                                                            4,052,825
                                                  --------------------------
CHEMICALS--SPECIALTY (0.3%)
Great Lakes Chemical Corp. ........      2,200                158,400
Morton International, Inc. ........      4,800                172,200
Raychem Corp. .....................      1,500                 85,312
Sigma Aldrich .....................      1,700                 84,150
                                                  --------------------------
                                                              500,062
                                                  --------------------------
METALS & MINING (1.3%)
Alcan Aluminium Ltd. ..............      7,800                242,775
Aluminum Co. of America ...........      6,200                327,825
Asarco, Inc. ......................      2,100                 67,200
Barrick Gold Corp. ................     11,700                308,588
Cyprus Amax Minerals Co. ..........      3,000                 78,375
Engelhard Corp. ...................      4,950                107,663
Freeport-McMoRan Copper & Gold,
 Inc. (Class B) ...................      7,000                196,875
Homestake Mining Co. ..............      4,100                 64,063
Inco Ltd. .........................      4,100                136,325
Newmont Mining Corp. ..............      2,948                133,397
Phelps Dodge Corp. ................      2,300                143,175
Placer Dome, Inc. .................      7,900                190,587
Reynolds Metals Co. ...............      2,100                118,912
Santa Fe Pacific Gold Corp.  ......      5,920                 71,780
                                                  --------------------------
                                                            2,187,540
                                                  --------------------------
PAPER (1.4%)
Boise Cascade Corp. ...............      2,300                 79,637
Champion International Corp.  .....      3,300                138,600
Federal Paper Board, Inc. .........      1,400                 72,625
Georgia Pacific Corp. .............      3,000                205,875
International Paper Co. ...........      8,700                329,512
James River Corp. .................      2,800                 67,550
Kimberly Clark Corp. ..............      9,322                771,395
Mead Corp. ........................      1,800                 94,050
Moore Corp. Ltd. ..................      4,400                 81,950
Stone Container Corp. .............      5,500                 79,063
Temple Inland, Inc. ...............      1,900                 83,838
Union Camp Corp. ..................      2,300                109,538
Westvaco Corp. ....................      3,300                 91,575
Willamette Industries, Inc.  ......      1,800                101,250
                                                  --------------------------
                                                            2,306,458










                                      NUMBER OF            VALUE
                                        SHARES            (NOTE 1)
----------------------------------  ------------  --------------------------

COMMON STOCKS (Continued):
                                                  --------------------------
STEEL (0.3%)
Bethlehem Steel Corp.* ............      5,800             $   81,200
Nucor Corp. .......................      3,000                171,375
USX-U.S. Steel Group ..............      2,900                 89,175
Worthington Industries, Inc.  .....      4,100                 85,331
                                                  --------------------------
                                                              427,081
                                                  --------------------------
 TOTAL BASIC MATERIALS (5.7%)  ....                         9,473,966
                                                  --------------------------
BUSINESS SERVICES
ENVIRONMENTAL CONTROL (0.5%)
Browning-Ferris Industries, Inc.  .      7,300                215,350
Johnson Controls, Inc. ............      1,300                 89,375
WMX Technologies, Inc. ............     16,600                495,925
                                                  --------------------------
                                                              800,650
                                                  --------------------------
PRINTING, PUBLISHING &
 BROADCASTING (2.5%)
Capital Cities ABC, Inc. ..........      5,300                653,887
Comcast Corp. (Class A) SPL  ......      8,200                149,137
Deluxe Corp. ......................      2,800                 81,200
Donnelley (R.R.) & Sons Co.  ......      5,300                208,687
Dow Jones & Co., Inc. .............      3,300                131,588
Dun & Bradstreet Corp. ............      5,800                375,550
Gannett Co. .......................      4,800                294,600
Jostens, Inc. .....................      2,892                 70,131
King World Productions, Inc.*  ....      1,800                 69,975
Knight-Ridder, Inc. ...............      1,600                100,000
McGraw-Hill Companies, Inc.  ......      1,700                148,113
New York Times Co. ................      3,300                 97,763
Tele-Communications, Inc.
 (Class A)* .......................     22,400                445,200
Time Warner, Inc. .................     13,200                499,950
Times Mirror Co. (Class A) ........      3,600                121,950
Tribune Co. .......................      2,200                134,475
Viacom, Inc. (Class A)* ...........      1,000                 45,875
Viacom, Inc. (Class B)* ...........     11,400                540,075
                                                  --------------------------
                                                            4,168,156
                                                  --------------------------
PROFESSIONAL SERVICES (0.2%)
Block (H&R), Inc. .................      3,400                137,700
Interpublic Group Cos., Inc.  .....      2,400                104,100
Service Corp. International  ......      3,400                149,600
                                                  --------------------------
                                                              391,400
                                                  --------------------------
TRUCKING, SHIPPING (0.2%)
Federal Express Corp.* ............      2,000                147,750
Laidlaw, Inc. (Class B) ...........      3,300                 33,825
Roadway Services, Inc. ............      1,600                 78,200
Ryder System, Inc. ................      3,300                 81,675
                                                  --------------------------
                                                              341,450
                                                  --------------------------
TOTAL BUSINESS SERVICES (3.4%)  ...                         5,701,656
                                                  --------------------------
CAPITAL GOODS
AEROSPACE (2.2%)
Boeing Co. ........................     11,600                909,150
General Dynamics Corp. ............      2,000                118,250
Lockheed Martin Corporation  ......      6,804                537,516
Loral Corp. .......................      5,800                205,175
McDonnell Douglas Corp. ...........      3,800                349,600
Northrop Grumman Corp. ............      1,700                108,800
Raytheon Co. ......................      8,300                392,175


                               19






THE HUDSON RIVER TRUST
EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1995



                                      NUMBER OF            VALUE
                                        SHARES            (NOTE 1)
----------------------------------  ------------  --------------------------

COMMON STOCKS (Continued):
Rockwell International Corp.  .....      7,400            $   391,275
TRW, Inc. .........................      2,100                162,750
United Technologies Corp. .........      4,200                398,475
                                                  --------------------------
                                                            3,573,166
                                                  --------------------------
BUILDING & CONSTRUCTION (0.0%)
Centex Corp. ......................      1,900                 66,025
                                                  --------------------------
BUILDING MATERIALS & FOREST
 PRODUCTS (0.7%)
Armstrong World Industries, Inc.  .      1,100                 68,200
Crane Co. .........................      2,100                 77,437
Louisiana Pacific Corp. ...........      3,700                 89,725
Masco Corp. .......................      5,200                163,150
Owens Corning Fiberglass Corp.  ...      1,700                 76,288
PPG Industries, Inc. ..............      7,000                320,250
Sherwin Williams Co. ..............      2,600                105,950
Weyerhaeuser Co. ..................      6,900                298,425
                                                  --------------------------
                                                            1,199,425
                                                  --------------------------
ELECTRICAL EQUIPMENT (3.1%)
Emerson Electric Co. ..............      7,700                629,475
General Electric Co. ..............     57,700              4,154,400
Grainger (W.W.), Inc. .............      1,700                112,625
Thomas & Betts Corp. ..............      1,100                 81,125
Westinghouse Electric Corp.  ......     13,400                221,100
                                                  --------------------------
                                                            5,198,725
                                                  --------------------------
MACHINERY (1.4%)
Caterpillar, Inc. .................      6,800                399,500
Cooper Industries, Inc. ...........      3,700                135,975
Cummins Engine, Inc. ..............      1,800                 66,600
Deere & Co. .......................      8,900                313,725
Dover Corp. .......................      3,900                143,812
Fluor Corp. .......................      2,700                178,200
Foster Wheeler Corp. ..............      1,800                 76,500
General Signal Corp. ..............      2,400                 77,700
Harnischfeger Industries Corp.  ...      2,400                 79,800
Illinois Tool Works, Inc. .........      4,000                236,000
Ingersoll Rand Co. ................      3,500                122,938
Pall Corp. ........................      3,900                104,813
Parker Hannifin Corp. .............      2,500                 85,625
Timken Co. ........................      2,000                 76,500
Varity Corp.* .....................      2,000                 74,250
                                                  --------------------------
                                                            2,171,938
                                                  --------------------------
 TOTAL CAPITAL GOODS (7.4%)  ......                        12,209,279
                                                  --------------------------






CONSUMER CYCLICALS
AIRLINES (0.3%)
AMR Corp.* ........................      2,700                200,475
Delta Air Lines, Inc. .............      1,800                132,975
Southwest Airlines Co. ............      4,600                106,950
                                                  --------------------------
                                                              440,400
                                                  --------------------------
APPAREL, TEXTILE (0.5%)
Fruit of the Loom, Inc.* ..........      3,200                 78,000
Liz Claiborne, Inc. ...............      2,600                 72,150
National Service Industries, Inc.        2,400                 77,700
Nike, Inc. ........................      4,700                327,237
Reebok International, Ltd. ........      2,900                 81,925
Russell Corp. .....................      2,600            $    72,150
VF Corp. ..........................      2,000                105,500
                                                  --------------------------
                                                              814,662
                                                  --------------------------
AUTO RELATED (0.5%)
Cooper Tire & Rubber Co. ..........      2,600                 64,025
Dana Corp. ........................      3,400                 99,450
Eaton Corp. .......................      2,500                134,062
Echlin, Inc. ......................      2,100                 76,650
Genuine Parts Co. .................      4,200                172,200
Goodyear Tire & Rubber Co. ........      5,100                231,413
Snap-On Tools Corp. ...............      1,800                 81,450
                                                  --------------------------
                                                              859,250
                                                  --------------------------





AUTOS & TRUCKS (1.9%)
Chrysler Corp. ....................     13,000                719,875
Ford Motor Co. ....................     36,400              1,055,600
General Motors Corp. ..............     25,400              1,343,025
Paccar, Inc. ......................      1,700                 71,613
                                                  --------------------------
                                                            3,190,113
                                                  --------------------------
FOOD SERVICES, LODGING (0.8%)
Harrah's Entertainment, Inc.*  ....      3,500                 84,875
Marriott International, Inc.  .....      4,200                160,650
McDonald's Corp. ..................     24,000              1,083,000
Wendy's International, Inc.  ......      3,300                 70,125
                                                  --------------------------
                                                            1,398,650
                                                  --------------------------
HOUSEHOLD FURNITURE, APPLIANCES (0.4%)
Black & Decker Corp. ..............      2,500                 88,125
Maytag Corp. ......................      3,700                 74,925
Newell Co. ........................      4,900                126,787
Premark International, Inc.  ......      2,100                106,313
Rubbermaid, Inc. ..................      5,500                140,250
Stanley Works .....................      1,400                 72,100
Whirlpool Corp. ...................      2,400                127,800
Zenith Electronics Corp.* .........      1,205                  8,284
                                                  --------------------------
                                                              744,584
                                                  --------------------------
LEISURE RELATED (1.5%)
American Greetings Corp. ..........      2,800                 77,350
Brunswick Corp. ...................      3,600                 86,400
CUC International, Inc.* ..........      5,700                194,513
Disney (Walt) Co. .................     17,500              1,032,500
Fleetwood Enterprises, Inc.  ......      2,900                 74,675
Hasbro, Inc. ......................      3,000                 93,000
Hilton Hotels Corp. ...............      1,500                 92,250
ITT Corp. .........................      4,000                212,000
Mattel, Inc. ......................      7,675                236,006
U.S. West Media Group* ............     16,100                305,900
                                                  --------------------------
                                                            2,404,594
                                                  --------------------------
PHOTO & OPTICAL (0.6%)
Allergan, Inc. ....................      2,300                 74,750
Bausch & Lomb, Inc. ...............      2,000                 79,250
Eastman Kodak Co. .................     11,600                777,200
Polaroid Corp. ....................      1,500                 71,062
                                                   --------------------------
                                                            1,002,262
                                                  --------------------------
RETAIL--GENERAL (3.9%)
Charming Shoppes, Inc. . ...........     3,600                 10,350
Circuit City Stores, Inc. .........      3,300                 91,163

THE HUDSON RIVER TRUST
EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS  (Continued)
December 31, 1995



                                      NUMBER OF            VALUE
                                        SHARES            (NOTE 1)
----------------------------------  ------------  --------------------------

COMMON STOCKS (Continued):
Dayton Hudson Corp. ...............      2,500            $   187,500
Dillard Department Stores .........      3,700                105,450
Federated Department Stores, Inc.*       6,900                189,750
Gap, Inc. .........................      4,900                205,800
Harcourt General, Inc. ............      2,500                104,688
Home Depot, Inc. ..................     16,400                785,150
K-Mart Corp. ......................     13,200                 95,700
Limited, Inc. .....................     12,300                213,712
Lowes Cos., Inc. ..................      5,500                184,250
May Department Stores Co. .........      8,500                359,125
Melville Corp. ....................      3,600                110,700
Mercantile Stores, Inc. ...........      1,700                 78,625
Nordstrom, Inc. ...................      2,700                109,350
Penney (J.C.), Inc. ...............      7,800                371,475
Pep Boys Manny, Moe & Jack ........      3,100                 79,438
Price/Costco, Inc.* ...............      6,700                102,175
Rite Aid Corp. ....................      2,900                 99,325
Sears Roebuck & Co. ...............     13,400                522,600
Tandy Corp. .......................      2,100                 87,150
Toys R Us, Inc.* ..................      9,500                206,625
Wal-Mart Stores, Inc. .............     78,900              1,765,387
Walgreen Co. ......................      8,500                253,937
Woolworth Corp. ...................      5,500                 71,500
                                                  --------------------------
                                                            6,390,925
                                                  --------------------------
 TOTAL CONSUMER CYCLICALS (10.4%)                          17,245,440
                                                  --------------------------
CONSUMER NONCYCLICALS
BEVERAGES (3.5%)
Anheuser Busch, Inc. ..............      8,900                595,188
Brown Forman Corp. (Class B)  .....      2,400                 87,600
Coca-Cola Co. .....................     43,000              3,192,750
Pepsico, Inc. .....................     27,000              1,508,625
Seagram Ltd. ......................     13,000                450,125
                                                  --------------------------
                                                            5,834,288
                                                  --------------------------
CONTAINERS (0.1%)
Bemis, Inc. .......................      3,100                 79,438
Crown Cork & Seal, Inc.* ..........      2,800                116,900
                                                  --------------------------
                                                              196,338
                                                  --------------------------
FOODS (2.7%)
Archer Daniels Midland Co. ........     18,566                334,188
Campbell Soup Co. .................      8,600                516,000
ConAgra, Inc. .....................      8,400                346,500
CPC International, Inc. ...........      5,000                343,125
Darden Restaurants, Inc. ..........      6,700                 79,562
General Mills, Inc. ...............      5,400                311,850
Heinz (H.J.) Co. ..................     12,550                415,719
Hershey Foods Corp. ...............      2,700                175,500
Kellogg Co. .......................      7,500                579,375
Pioneer Hi Bred
 International, Inc. ..............      2,900                161,313
Quaker Oats Co. ...................      4,600                158,700
Ralston Purina Group ..............      3,600                224,550
Sara Lee Corp. ....................     16,500                525,937
Whitman Corp. .....................      3,600                 83,700
Wrigley (Wm.), Jr. Co. ............      3,800                199,500
                                                  --------------------------
                                                            4,455,519
                                                  --------------------------
DRUGS (6.1%)
ALZA Corp. (Class A)* .............      3,200            $    79,200
American Home Products Corp.  .....     10,600              1,028,200
Amgen, Inc.* ......................      9,000                534,375
Bristol-Myers Squibb Co. ..........     17,300              1,485,637
Lilly (Eli) & Co. .................     20,000              1,125,000
Merck & Co., Inc. .................     42,200              2,774,650
Pfizer, Inc. ......................     21,400              1,348,200
Pharmacia & Upjohn, Inc. ..........     17,090                662,238
Schering Plough Corp. .............     12,600                689,850
Warner-Lambert Co. ................      4,600                446,775
                                                  --------------------------
                                                           10,174,125
                                                  --------------------------
HOSPITAL SUPPLIES & SERVICES (3.9%)
Abbott Laboratories, Inc. .........     27,100              1,131,425
Bard (C.R.), Inc. .................      2,400                 77,400
Baxter International, Inc. ........      9,400                393,625



Becton Dickinson & Co. ............      2,200                165,000
Beverly Enterprises, Inc.* ........      6,400                 68,000
Biomet, Inc. ......................      4,200                 75,075
Boston Scientific Corp.* ..........      5,500                269,500
Columbia/HCA Healthcare Corp.  ....     15,100                766,325
Humana, Inc.* .....................      5,500                150,563
Johnson and Johnson ...............     22,000              1,883,750
Mallinckrodt, Inc. ................      2,600                 94,575
Manor Care, Inc. ..................      2,200                 77,000
Medtronic, Inc. ...................      7,900                441,412
Saint Jude Medical, Inc.* .........      2,250                 96,750
Tenet Healthcare Corporation*  ....      6,800                141,100
United Healthcare Corp. ...........      5,900                386,450
U.S. Healthcare, Inc. .............      5,200                241,800
                                                  --------------------------
                                                            6,459,750
                                                  --------------------------
RETAIL--FOOD (0.7%)
Albertsons, Inc. ..................      8,700                286,012
American Stores Co. ...............      4,800                128,400
Giant Food, Inc. (Class A) ........      2,400                 75,600
Kroger Co.* .......................      4,000                150,000
Supervalu, Inc. ...................      2,400                 75,600
Sysco Corp. .......................      6,300                204,750
Winn Dixie Stores, Inc. ...........      5,200                191,750
                                                  --------------------------
                                                            1,112,112
                                                  --------------------------
SOAPS & TOILETRIES (2.6%)
Avon Products, Inc. ...............      2,400                180,900
Clorox Co. ........................      1,700                121,763
Colgate Palmolive Co. .............      4,800                337,200
Gillette Corp. ....................     15,300                797,512
International Flavors &
 Fragrances, Inc. .................      3,800                182,400
Procter & Gamble Co. ..............     23,700              1,967,100
Unilever N.V. .....................      5,500                774,125
                                                  --------------------------
                                                            4,361,000
                                                  --------------------------
TOBACCO (2.1%)
American Brands, Inc. .............      6,600                294,525
Loews Corp. .......................      4,100                321,338

THE HUDSON RIVER TRUST
EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1995



                                      NUMBER OF           VALUE
                                       SHARES            (NOTE 1)
----------------------------------  ------------  --------------------------

COMMON STOCKS (Continued):
Philip Morris Cos., Inc. ..........     29,100            $ 2,633,550
UST, Inc. .........................      6,500                216,937
                                                  --------------------------
                                                            3,466,350
                                                  --------------------------
 TOTAL CONSUMER NONCYCLICALS (21.7%)                       36,059,482
                                                  --------------------------
CREDIT SENSITIVE
BANKS (6.2%)
Ahmanson (H.F.) & Co. .............      4,000                106,000
Banc One Corp. ....................     13,500                509,625
Bank of Boston Corp. ..............      3,800                175,750
Bank of New York Co. ..............      6,600                321,750
BankAmerica Corp. .................     12,800                828,800
Bankers Trust New York Corp.  .....      2,700                179,550
Barnett Banks, Inc. ...............      3,200                188,800
Boatmen's Bancshares, Inc. ........      4,100                167,588
Chase Manhattan Corp. .............      6,000                363,750
Chemical Banking Corp. ............      8,600                505,250
Citicorp ..........................     14,500                975,125
Comerica, Inc. ....................      3,900                156,487
CoreStates Financial Corp. ........      4,800                181,800
First Bank Systems ................      4,600                228,275
First Chicago NBD Corp. ...........     10,849                428,535
First Fidelity BankCorp. ..........      2,700                203,513
First Interstate Bancorp. .........      2,600                354,900
First Union Corp. .................      5,900                328,188
Golden West Financial Corp.  ......      2,000                110,500
Great Western Financial Corp.  ....      4,600                117,300
KeyCorp. ..........................      7,800                282,750
Mellon Bank Corp. .................      5,000                268,750
Morgan (J.P.) & Co., Inc. .........      6,400                513,600
National City Corp. ...............      4,800                159,000
NationsBank Corp. .................      9,300                647,513
Norwest Corp. .....................     12,100                399,300
PNC Bank Corp. ....................     11,800                380,550
Republic New York Corp. ...........      1,800                111,825
Suntrust Banks, Inc. ..............      3,900                267,150
U.S. Bancorp. .....................      5,100                171,487
Wachovia Corp. ....................      5,900                269,925
Wells Fargo & Co. .................      1,600                345,600
                                                  --------------------------
                                                           10,248,936
                                                  --------------------------
FINANCIAL SERVICES (1.6%)
American Express Co. ..............     16,700                690,963
Beneficial Corp. ..................      1,800                 83,925
Dean Witter Discover & Co. ........      5,800                272,600
Fleet Financial Group, Inc.  ......      8,779                357,744
Household International, Inc.  ....      3,300                195,113
MBNA Corp. ........................      5,100                188,063
Merrill Lynch & Co., Inc. .........      6,000                306,000
Morgan Stanley Group, Inc. ........      2,600                209,625
Salomon, Inc. .....................      3,500                124,250
Transamerica Corp. ................      2,300                167,612
                                                  --------------------------
                                                            2,595,895
                                                  --------------------------
INSURANCE (3.5%)
Aetna Life & Casualty Co. .........      3,900                270,075
Alexander & Alexander
 Services, Inc. ...................      3,700                 70,300
Allstate Corp. ....................     15,238            $   626,663
American General Corp. ............      7,000                244,125
American International
 Group, Inc. ......................     16,150              1,493,875
Chubb Corp. .......................      3,000                290,250
CIGNA Corp. .......................      2,500                258,125
General Re Corp. ..................      2,800                434,000
ITT Hartford Group, Inc. ..........      4,000                193,500
Jefferson-Pilot Corp. .............      2,400                111,600
Lincoln National Corp. Industries        3,400                182,750
Marsh & McLennan Cos., Inc.  ......      2,400                213,000
Providian Corp. ...................      3,100                126,325
Safeco Corp. ......................      4,300                148,350
Saint Paul Cos., Inc. .............      2,900                161,313
Torchmark Corp. ...................      2,300                104,075
Travelers Group, Inc. .............     10,900                685,337
UNUM Corp. ........................      2,500                137,500
USF&G Corp. .......................      4,600                 77,625
                                                  --------------------------
                                                            5,828,788



                                                  --------------------------
MORTGAGE RELATED (1.0%)
Federal Home Loan
 Mortgage Corp. ...................      6,200                517,700
Federal National Mortgage
 Association ......................      9,300              1,154,362
                                                  --------------------------
                                                            1,672,062
                                                  --------------------------
UTILITY--ELECTRIC (3.5%)
American Electric Power, Inc.  ....      6,300                255,150
Baltimore Gas & Electric Co.  .....      5,000                142,500
Carolina Power & Light Co. ........      5,300                182,850
Central & South West Corp. ........      6,500                181,188
Cinergy Corp. .....................      5,113                156,586
Consolidated Edison Co.
 N.Y., Inc. .......................      8,000                256,000
Detroit Edison Co. ................      5,000                172,500
Dominion Resources, Inc. ..........      5,900                243,375
Duke Power Co. ....................      7,000                331,625
Entergy Corp. .....................      7,800                228,150
FPL Group, Inc. ...................      6,300                292,162
General Public Utilities Corp.  ...      3,800                129,200
Houston Industries, Inc. ..........      9,000                218,250
Niagara Mohawk Power Co. ..........      7,900                 76,037
Northern States Power Co. .........      2,300                112,987
Ohio Edison Co. ...................      5,200                122,200
Pacific Gas & Electric Co. ........     14,500                411,438
Pacificorp. .......................      9,700                206,125
Peco Energy Co. ...................      7,600                228,950
PP&L Resources, Inc. ..............      5,900                147,500
Public Service Enterprise Group  ..      8,400                257,250
SCE Corp. .........................     15,200                269,800
Southern Co. ......................     22,700                558,988
Texas Utilities Co. ...............      7,700                316,662
Unicom Corporation ................      7,300                239,075
Union Electric Co. ................      3,500                146,125
                                                  --------------------------
                                                            5,882,673
                                                  --------------------------

THE HUDSON RIVER TRUST
EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1995



                                      NUMBER OF            VALUE
                                        SHARES            (NOTE 1)
----------------------------------  ------------  --------------------------

COMMON STOCKS (Continued):
UTILITY--GAS (0.4%)
Columbia Gas System, Inc.* ........      1,700            $    74,587
Consolidated Natural Gas Co.  .....      3,200                145,200
ENRON Corp. .......................      8,600                327,875
Nicor, Inc. .......................      3,000                 82,500
                                                  --------------------------
                                                              630,162
                                                  --------------------------
UTILITY--TELEPHONE (7.4%)
Alltel Corp. ......................      6,500                191,750
Ameritech Corp. ...................     18,900              1,115,100
AT&T Corp. ........................     54,000              3,496,500
Bell Atlantic Corp. ...............     14,900                996,438
BellSouth Corp. ...................     33,900              1,474,650
GTE Corp. .........................     33,200              1,460,800
NYNEX Corp. .......................     14,500                783,000
Pacific Telesis Group .............     14,600                490,925
SBC Communications, Inc. ..........     20,700              1,190,250
Sprint Corp. ......................     11,900                474,512
U.S. West Communications Group  ...     16,000                572,000
                                                  --------------------------
                                                           12,245,925
                                                  --------------------------
TOTAL CREDIT SENSITIVE (23.6%)  ...                        39,104,441
                                                  --------------------------
ENERGY
COAL & GAS PIPELINES (0.8%)
Burlington Resources, Inc. ........      4,100                160,925
Coastal Corp. .....................      3,600                134,100
Enserch Corp. .....................      4,400                 71,500
Pacific Enterprises, Ltd. .........      2,900                 81,925
Panhandle Eastern Corp. ...........      5,100                142,162
Praxair, Inc. .....................      4,700                158,038
Sonat, Inc. .......................      2,800                 99,750
Tenneco, Inc. .....................      6,200                307,675
Williams Cos., Inc. ...............      3,500                153,563
                                                  --------------------------
                                                            1,309,638
                                                  --------------------------
OIL--DOMESTIC (2.1%)
Amerada Hess Corp. ................      3,200                169,600
Amoco Corp. .......................     16,800              1,207,500
Ashland, Inc. .....................      2,200                 77,275
Atlantic Richfield Co. ............      5,500                609,125
Kerr McGee Corp. ..................      1,700                107,950
Louisiana Land & Exploration Corp.       1,900                 81,463
Occidental Petroleum Corp. ........     10,300                220,162
Oryx Energy Co.* ..................      5,500                 73,563
Pennzoil Co. ......................      1,700                 71,825
Phillips Petroleum Co. ............      8,900                303,712
Santa Fe Energy Resources,
 Inc.* ............................      2,800                 26,950
Sun, Inc. .........................      2,782                 76,157
Unocal Corp. ......................      8,400                244,650
USX-Marathon Group ................     10,200                198,900
                                                  --------------------------
                                                            3,468,832
                                                  --------------------------
OIL--INTERNATIONAL (5.6%)
Chevron Corp. .....................     22,300              1,170,750
Exxon Corp. .......................     42,200              3,381,275
Mobil Corp. .......................     13,500              1,512,000
Royal Dutch Petroleum Co. (ADR)  ..     18,300            $ 2,582,588
Texaco, Inc. ......................      8,900                698,650
                                                  --------------------------
                                                            9,345,263
                                                  --------------------------
OIL--SUPPLIES & CONSTRUCTION (0.7%)
Baker Hughes, Inc. ................      4,800                117,000
Dresser Industries, Inc. ..........      6,200                151,125
Halliburton Co. ...................      3,700                187,312
McDermott International, Inc.  ....      4,200                 92,400
Schlumberger, Ltd. ................      8,200                567,850
Western Atlas, Inc.* ..............      1,600                 80,800
                                                  --------------------------
                                                            1,196,487
                                                  --------------------------
RAILROADS (1.0%)
Burlington Northern Santa Fe  .....      4,851                378,378
Conrail, Inc. .....................      2,700                189,000
CSX Corp. .........................      7,200                328,500
Norfolk Southern Corp. ............      4,300                341,312
Union Pacific Corp. ...............      7,000                462,000



                                                  --------------------------
                                                            1,699,190
                                                  --------------------------
 TOTAL ENERGY (10.2%) .............                        17,019,410
                                                  --------------------------
TECHNOLOGY
ELECTRONICS (3.3%)
Advanced Micro Devices, Inc.  .....      4,100                 67,650
AMP, Inc. .........................      7,400                283,975
Applied Materials, Inc.* ..........      6,000                236,250
Cisco Systems, Inc.* ..............      9,300                694,012
Harris Corp. ......................      1,400                 76,475
ITT Industries, Inc. ..............      4,000                 96,000
Intel Corp. .......................     28,100              1,594,675
LSI Logic Corp.* ..................      4,300                140,825
Micron Technology, Inc. ...........      7,000                277,375
Motorola, Inc. ....................     20,100              1,145,700
National Semiconductor Corp.*  ....      3,800                 84,550
Perkin Elmer Corp. ................      1,800                 67,950
Texas Instruments, Inc. ...........      6,400                331,200
Tyco International, Ltd. ..........      5,200                185,250
3Com Corp.* .......................      5,500                256,438
                                                  --------------------------
                                                            5,538,325
                                                  --------------------------
OFFICE EQUIPMENT (3.4%)
Amdahl Corp.* .....................      5,900                50,150
Apple Computer, Inc. ..............      4,100               130,688
Ceridian Corp.* ...................      1,800                74,250
Compaq Computer Corp.* ............      9,000               432,000
Digital Equipment Corp.* ..........      5,000               320,625
Hewlett-Packard Co. ...............     17,500             1,465,625
Honeywell, Inc. ...................      4,300               209,087
International Business Machines
 Corp. ............................     19,400             1,779,950
Pitney Bowes, Inc. ................      5,200               244,400
Sun Microsystems, Inc.* ...........      6,400               292,000
Tandem Computers, Inc.* ...........      6,600                70,125
Unisys Corp.* .....................      3,200                18,000
Xerox Corp. .......................      3,700               506,900
                                                  --------------------------
                                                           5,593,800
                                                  --------------------------

THE HUDSON RIVER TRUST
EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1995



                                      NUMBER OF            VALUE
                                        SHARES            (NOTE 1)
----------------------------------  ------------  --------------------------

COMMON STOCKS (Continued):
OFFICE EQUIPMENT SERVICES (2.6%)
Autodesk, Inc. ....................        2,000          $     68,500
Automatic Data Processing, Inc.  ..        4,900               363,825
Computer Associates International,
 Inc. .............................        8,200               466,375
Computer Sciences Corp.* ..........        1,800               126,450
First Data Corp. ..................        7,500               501,562
Microsoft Corp.* ..................       20,000             1,755,000
Novell, Inc.* .....................       12,000               171,000
Oracle Corp.* .....................       14,850               629,269
Silicon Graphics, Inc.* ...........        5,200               143,000
                                                  --------------------------
                                                             4,224,981
                                                  --------------------------
TELECOMMUNICATIONS (1.2%)
AirTouch Communications, Inc.*  ...       16,900               477,425
Andrew Corp.* .....................        2,050                78,412
Cabletron Systems, Inc.* ..........        2,400               194,400
Cox Communications, Inc.
 (Class A)* .......................           95                 1,853
DSC Communications Corp.* .........        3,900               143,813
MCI Communications Corp. ..........       23,200               606,100
Northern Telecommunications Ltd.  .        8,700               374,100
Tellabs, Inc.* ....................        3,000               111,000
                                                  --------------------------
                                                             1,987,103
                                                  --------------------------
 TOTAL TECHNOLOGY (10.5%) .........                         17,344,209
                                                  --------------------------
DIVERSIFIED
MISCELLANEOUS (1.4%)
Alco Standard Corp. ...............        3,600               164,250
Allied Signal, Inc. ...............        9,700               460,750
Corning, Inc. .....................        7,200               230,400
Dial Corp. ........................        3,200                94,800
Minnesota Mining & Manufacturing
 Co. ..............................       14,400               954,000
Ogden Corp. .......................        3,500          $     74,812
Teledyne, Inc. ....................        3,100                79,438
Textron, Inc. .....................        2,900               195,750
                                                  --------------------------
 TOTAL DIVERSIFIED (1.4%) .........                          2,254,200
                                                  --------------------------
TOTAL COMMON STOCKS (94.3%)
 (Cost $135,386,614) ..............                        156,412,083
                                                  --------------------------
PREFERRED STOCKS:
DIVERSIFIED (0.0%) MISCELLANEOUS Teledyne, Inc.
 $1.2 Series E ....................           24                   345
                                                  --------------------------
TOTAL PREFERRED STOCKS (0.0%)
 (Cost $360) ......................                                345
                                                  --------------------------
                                      PRINCIPAL
                                        AMOUNT
                                    ------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT
Federal Home Loan Bank
 5.54%, due 01/03/96 ..............   $4,000,000             3,997,538
Federal Home Loan Mortgage Corp.
 5.75%, due 01/02/96 ..............    2,800,000             2,798,658
                                                  --------------------------
 TOTAL U.S. GOVERNMENT (4.1%)  ....                          6,796,196
                                                  --------------------------
TOTAL SHORT-TERM DEBT SECURITIES (4.1%)
 (Amortized Cost $6,796,196)  .....                          6,796,196
                                                  --------------------------
TOTAL INVESTMENTS (98.4%)
 (Cost/Amortized Cost $142,183,170)                        163,208,624
CASH AND RECEIVABLES
 LESS LIABILITIES (1.6%) ..........                          2,576,657
                                                  --------------------------
NET ASSETS (100.0%) ...............                       $165,785,281
                                                  ==========================








Financial Futures Contracts outstanding at December 31, 1995:



                          EXPIRATION     NUMBER OF       ORIGINAL      VALUE AT      UNREALIZED
DESCRIPTION                  DATE        CONTRACTS        VALUE        12/31/95     APPRECIATION
----------------------  ------------  --------------  ------------  ------------  --------------

LONG S & P 500 INDEX*        3/96            20         $6,180,700    $6,184,500       $3,800


------------

   * Non-income producing.

                      See Notes to Financial Statements.

THE HUDSON RIVER TRUST
COMMON STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1995



                                      NUMBER OF           VALUE
                                       SHARES            (NOTE 1)
---------------------------------  -------------  --------------------------

COMMON STOCKS:
BASIC MATERIALS
CHEMICALS (1.6%)
Grace (W.R.) & Co. ...............      397,000           $ 23,472,625
Monsanto Co. .....................      446,000             54,635,000
                                                  --------------------------
                                                            78,107,625
                                                  --------------------------
CHEMICALS--SPECIALTY (1.3%)
Great Lakes Chemical Corp.  ......      893,900             64,360,800
                                                  --------------------------
 TOTAL BASIC MATERIALS (2.9%)  ...                         142,468,425
                                                  --------------------------
BUSINESS SERVICES
PRINTING, PUBLISHING &
 BROADCASTING (6.5%)
Chris Craft Industries, Inc.
 (Class B)*++ ....................    1,223,733             52,926,452
Comcast Corp. (Class A) SPL  .....      411,800              7,489,613
Donnelley (R.R.) & Sons Co.  .....    2,172,200             85,530,375
Grupo Televisa SA (ADR)(a)  ......      450,000             10,125,000
Liberty Media Group (Class A)*  ..    1,424,309             38,278,303
Tele-Communications, Inc. (Class
 A)* .............................    5,697,236            113,232,565
Time Warner, Inc. ................      310,600             11,763,975
                                                  --------------------------
 TOTAL BUSINESS SERVICES (6.5%)  .                         319,346,283
                                                  --------------------------
CAPITAL GOODS
AEROSPACE (0.2%)
General Motors Corp. (Class H)  ..      225,600             11,082,600
                                                  --------------------------
BUILDING MATERIALS & FOREST
 PRODUCTS (0.1%)
Louisiana Pacific Corp. ..........      200,000              4,850,000
                                                  --------------------------
ELECTRICAL EQUIPMENT (0.8%)
Westinghouse Electric Corp.  .....    2,300,000             37,950,000
                                                  --------------------------
 TOTAL CAPITAL GOODS (1.1%)  .....                          53,882,600
                                                  --------------------------
CONSUMER CYCLICALS
APPAREL, TEXTILE (0.1%)
Stride Rite Corp. ................      393,300              2,949,750
                                                  --------------------------
AUTOS & TRUCKS (0.6%)
Chrysler Corp. ...................      293,509             16,253,060
General Motors Corp. .............      244,700             12,938,513
                                                  --------------------------
                                                            29,191,573
                                                  --------------------------
FOOD SERVICES, LODGING (0.1%)
McDonald's Corp. .................      153,000              6,904,125
                                                  --------------------------
LEISURE RELATED (2.2%)
ITT Corporation ..................    1,987,600            105,342,800
                                                  --------------------------
PHOTO & OPTICAL (2.4%)
Eastman Kodak Co. ................    1,737,700            116,425,900
                                                  --------------------------
RETAIL--GENERAL (5.6%)
Home Depot, Inc. .................    1,724,000             82,536,500
Lowes Cos., Inc. .................    2,401,400             80,446,900
Sears Roebuck & Co. ..............    2,795,500            109,024,500
Talbots, Inc. ....................       70,000              2,012,500
Tandy Corp. ......................       52,500              2,178,750
                                                  --------------------------
                                                           276,199,150
                                                  --------------------------
 TOTAL CONSUMER CYCLICALS (11.0%)                          537,013,298
                                                  --------------------------
COMMON STOCKS (Continued):
CONSUMER NONCYCLICALS
DRUGS (3.9%)
Amgen, Inc.* .....................      270,000           $ 16,031,250
Astra AB, Series A ...............    1,350,000             53,859,632
Merck & Co., Inc. ................    1,018,000             66,933,500
Pfizer, Inc. .....................      852,000             53,676,000
                                                  --------------------------
                                                           190,500,382
                                                  --------------------------
HOSPITAL SUPPLIES & SERVICES (3.4%)
Abbott Laboratories, Inc. ........    1,210,000             50,517,500



Columbia/HCA
 Healthcare Corp. ................      505,320             25,644,990
United Healthcare Corp. ..........    1,188,500             77,846,750
U.S. Healthcare, Inc. ............      207,150              9,632,475
                                                  --------------------------
                                                           163,641,715
                                                  --------------------------
TOBACCO (6.5%)
Loews Corp. ......................    2,077,500            162,824,062
Philip Morris Cos., Inc. .........    1,738,300            157,316,150
                                                  --------------------------
                                                           320,140,212
                                                  --------------------------
 TOTAL CONSUMER NONCYCLICALS (13.8%)                       674,282,309
                                                  --------------------------
CREDIT SENSITIVE
BANKS (0.3%)
Grupo Financiero Banamex Series
 L* ..............................       19,600                 28,758
NationsBank Corp. ................      224,000             15,596,000
                                                  --------------------------
                                                            15,624,758
                                                  --------------------------
FINANCIAL SERVICES (2.6%)
American Express Co. .............    1,260,000             52,132,500
Dean Witter Discover & Co.  ......      179,983              8,459,200
Fleet Financial Group, Inc.  .....      855,861             34,876,336
Student Loan Marketing
 Association .....................      441,000             29,050,875
                                                  --------------------------
                                                           124,518,911
                                                  --------------------------
INSURANCE (15.6%)
Allstate Corp.(a) ................    2,546,647            104,730,858
American International
 Group, Inc. .....................    2,540,050            234,954,625
Berkley (W.R.) Corp. .............      233,143             12,531,436
ITT Hartford Group, Inc. .........    1,949,500             94,307,063
Progressive Corp. ................    1,116,100             54,549,388
TIG Holdings, Inc. ...............    1,283,300             36,574,050
Travelers Group, Inc. ............    3,532,766            222,122,662
                                                  --------------------------
                                                           759,770,082
                                                  --------------------------
MORTGAGE RELATED (0.6%)
Federal National Mortgage
 Association .....................      230,000             28,548,750
                                                  --------------------------
REAL ESTATE (3.8%)
AMLI Residential Property Trust  .      138,500              2,770,000
CBL & Associates Properties++  ...    1,097,200             23,864,100
Columbus Realty Trust ............      360,000              6,975,000
Essex Property Trust, Inc.++  ....      365,000              7,026,250
First Industrial Realty Trust  ...      254,500              5,726,250


                               25





THE HUDSON RIVER TRUST
COMMON STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1995



                                      NUMBER OF            VALUE
                                       SHARES             (NOTE 1)
---------------------------------  -------------  --------------------------

COMMON STOCKS (Continued):
Gables Residential Trust .........      314,000          $    7,182,750
JDN Realty Corporation ...........      126,600               2,832,675
Macerich Co. .....................      717,500              14,350,000
Manufactured Home Communities  ...      338,000               5,915,000
Paragon Group, Inc. ..............      217,800               3,784,275
Regency Realty Corp.++ ...........      768,700              13,260,075
Shurgard Storage Centers, Inc.  ..      169,000               4,563,000
Simon Property Group, Inc.  ......    1,493,000              36,391,875
Spieker Properties, Inc. .........    1,307,200              32,843,400
Summit Properties, Inc. ..........      549,100              10,913,363
Walden Residential
 Properties, Inc. ................      235,000               4,905,625
                                                  --------------------------
                                                            183,303,638
                                                  --------------------------
UTILITY--GAS (0.2%)
Renaissance Energy Ltd.* .........      455,000              11,328,769
                                                  --------------------------
UTILITY--TELEPHONE (0.1%)
BellSouth Corp. ..................       10,824                 470,844
Telefonos de Mexico, L(a) ........      150,000               4,781,250
                                                  --------------------------
                                                              5,252,094
                                                  --------------------------
 TOTAL CREDIT SENSITIVE (23.2%)  .                        1,128,347,002
                                                  --------------------------
ENERGY
OIL--INTERNATIONAL (0.1%)
YPF Sociedad Anonima (ADR)  ......      171,000               3,697,875
                                                  --------------------------
OIL-- SUPPLIES & CONSTRUCTION (0.9%)
Western Atlas, Inc.* .............      829,300              41,879,650
                                                  --------------------------
RAILROADS (1.8%)
Canadian National Railway*  ......      407,500               6,112,500
Conrail, Inc. ....................       34,000               2,380,000
Southern Pacific Rail Corp.*  ....       60,300               1,447,200
Union Pacific Corp. ..............    1,200,000              79,200,000
                                                  --------------------------
                                                             89,139,700
                                                  --------------------------
 TOTAL ENERGY (2.8%) .............                          134,717,225
                                                  --------------------------
TECHNOLOGY
ELECTRONICS (20.8%)
Applied Materials, Inc.* .........      100,000               3,937,500
Bay Networks, Inc.*(a) ...........    1,021,900              42,025,638
Cisco Systems, Inc.*(a) ..........    3,613,000             269,620,125
EMC Corp.* .......................    3,377,900              51,935,213
General Instrument Corp.* ........    2,861,800              66,894,575
ITT Industries, Inc. .............    1,949,500              46,788,000
Intel Corp.(a) ...................    2,161,800             122,682,150
Micron Technology, Inc.(a)  ......      864,500              34,255,813
Motorola, Inc.(a) ................    2,868,600             163,510,200
National Semiconductor Corp.*(a)      3,039,400              67,626,650
Texas Instruments, Inc.(a)  ......    1,610,000              83,317,500
3Com Corp.*(a) ...................    1,325,200              61,787,450
                                                  --------------------------
                                                          1,014,380,814
                                                  --------------------------
OFFICE EQUIPMENT SERVICES (4.6%)
General Motors Corp. (Class E)  ..    1,460,000              75,920,000
Microsoft Corp.* .................      270,000              23,692,500
Oracle Corp.*(a) .................    2,589,000             109,708,875
Silicon Graphics, Inc.* ..........      530,000              14,575,000
                                                  --------------------------
                                                            223,896,375
                                                  --------------------------
TELECOMMUNICATIONS (9.7%)
AirTouch Communications, Inc.*  ..    3,549,600          $  100,276,200
Cabletron Systems, Inc.* .........      371,700              30,107,700
DSC Communications Corp.*(a)  ....    1,776,300              65,501,063
Mannesmann AG (ADR) ..............      600,700             191,022,600
MCI Communications Corp. .........    1,386,000              36,209,250
Newbridge Networks Corp.* ........      290,000              11,998,750
Nokia Corp. (ADR) ................      484,000              18,815,500
Northern Telecommunications Ltd.        102,500               4,407,500
Rogers Cantel Mobile
 Commmunications, Inc. (Class B)
 (ADR)* ..........................      275,000               7,287,500
Vodafone Group PLC (ADR) .........      250,000               8,812,500
                                                  --------------------------
                                                            474,438,563



                                                  --------------------------
 TOTAL TECHNOLOGY (35.1%) ........                        1,712,715,752
                                                  --------------------------
DIVERSIFIED
MISCELLANEOUS (0.5%)
Anixter International, Inc.*  ....      847,434              15,783,458
Hanson PLC (ADR)--Warrants (Class
 B)* .............................   51,320,479               4,811,295
                                                  --------------------------
 TOTAL DIVERSIFIED (0.5%) ........                           20,594,753
                                                  --------------------------
TOTAL COMMON STOCKS (96.9%)
 (Cost $3,747,892,690) ...........                        4,723,367,647
                                                  --------------------------
PREFERRED STOCKS:
CONSUMER CYCLICALS (0.5%)
AUTOS & TRUCKS Chrysler Corp.
 $4.625 Conv., Series A+ .........      175,700              26,706,400
                                                  --------------------------
TOTAL PREFERRED STOCKS (0.5%)
 (Cost $22,386,080) ..............                           26,706,400
                                                  --------------------------

ELECTRONICS (0.5%)
General Instrument Corp.
 5.0% Conv., 06/15/00 ............   $22,130,000             24,619,625
3Com Corp.
 10.25% Conv., 11/01/01+ .........       900,000              1,437,750
                                                  --------------------------
 TOTAL TECHNOLOGY (0.5%) .........                           26,057,375
                                                  --------------------------
TOTAL LONG-TERM DEBT SECURITIES (0.5%)
 (Amortized Cost $30,433,804)  ...                           26,057,375
                                                  --------------------------
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER
Corporate Asset Funding Co., Inc.
 5.9%, due 01/02/96 ..............    11,700,000             11,694,248
Ciesco LP
 5.8%, due 01/02/96 ..............    10,000,000              9,995,167
Goldman Sachs & Co.
 5.9%, due 01/02/96 ..............    25,000,000             24,987,708


                               26






THE HUDSON RIVER TRUST
COMMON STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1995



                                   PRINCIPAL                VALUE
                                     AMOUNT                (NOTE 1)
3-----------------------------  ------------------  --------------------------

SHORT-TERM DEBT SECURITIES (CONTINUED):
International Securitization:
 6.0%, due 01/03/96 ..........     $25,000,000            $   24,983,333
 6.0%, due 01/04/96 ..........      25,000,000                24,979,167
                                                   --------------------------
 TOTAL COMMERCIAL PAPER (2.0%)                                96,639,623
                                                   --------------------------
TIME DEPOSITS (0.0%)
Harris Trust & Savings
 5.875%, due 01/02/96 ........       3,100,000                 3,100,000
                                                   --------------------------
TOTAL SHORT-TERM DEBT SECURITIES (2.0%)
 (Amortized Cost $99,739,623)                                 99,739,623
                                                   --------------------------
TOTAL INVESTMENTS (99.9%)
 (Cost/Amortized Cost $3,900,452,197)                      4,875,871,045
                                                   --------------------------
                                     NUMBEROF
                                   CONTRACTS(B)
OPTIONS WRITTEN**:
Allstate Corp.
 January Call 39.625* ........           2,000                  (396,400)
Bay Networks, Inc.
 March 40.50 Call* ...........           2,500                (1,442,500)
Cisco Systems, Inc.:
 January 78.25 Call* .........           2,500                  (537,500)
 January 78.50 Call* .........             400                   (74,800)
 February 79.75 Call* ........           1,000                  (266,400)
 February 80 Call* ...........           2,000                  (722,000)
DSC Communications Corp.:
 January 38 Call* ............           1,000                  (224,000)
 February 38.375 Call* .......           2,000                  (415,400)
 March 34.75 Call* ...........           1,500                  (781,500)
Grupo Televisa S.A. (ADR)
 January Call 18.375* ........           2,000                  (852,000)
Intel Corp.:
 January 58.625 Call* ........           1,000                   (85,000)
 January 59.50 Call* .........           2,000                   (82,000)
 March 59.375 Call* ..........           2,500                  (825,000)
 March 60.75 Call* ...........           1,500                  (468,750)
 March 61 Call* ..............           2,000                  (484,000)
 March 62.50 Call* ...........           1,500                  (271,500)




                                  NUMBER OF             VALUE
                                CONTRACTS (B)          (NOTE 1)
-----------------------------  -------------  ----------------------------

OPTIONS WRITTEN** (CONTINUED):
Micron Technology, Inc.
 March 45.625 Call* ..........      1,500             $     (464,850)
Motorola, Inc.:
 February 61 Call* ...........      2,000                   (386,000)
 February 65.75 Call* ........      1,000                    (37,000)
 March 58.375 Call* ..........      3,000                 (1,077,000)
 March 60.375 Call* ..........      2,500                   (627,500)
 March 61.625 Call* ..........      2,500                   (557,500)
 March 61.746 Call* ..........      2,500                   (475,000)
National Semiconductor Corp.:
 January 24.875 Call* ........      1,000                     (5,000)
 February 22.5 Call* .........      2,500                   (417,250)
 February 24.875 Call *  .....      2,000                   (128,800)
 March 22.50 Call* ...........      2,000                   (425,000)
Oracle Corp.:
 January 38.125 Call* ........      2,000                   (870,000)
 January 40 Call* ............      2,000                   (670,000)
 January 44.25 Call* .........      1,500                   (247,650)
 February 45.50 Call* ........      2,000                   (414,000)
 February 46.75 Call* ........      1,500                   (258,000)
 February 47 Call* ...........      1,500                   (242,850)
 March 43.75 Call* ...........      2,500                   (827,500)
 March 43.875 Call* ..........      1,500                   (452,700)
 March 44.50 Call* ...........      1,000                   (312,500)
Telefonos de Mexico, L
 January Call 30.875* ........      1,500                   (223,500)
Texas Instruments, Inc.:
 February 52.75 Call* ........      1,500                   (589,500)
 February 60.375 Call* .......      2,000                   (276,000)
3Com Corp.
 January 47 Call* ............      2,000                   (402,400)
                                              ----------------------------



TOTAL OPTIONS WRITTEN (- 0.4%)
 (Premiums Received $31,689,532)                         (18,316,250)
                                              ----------------------------
CASH AND RECEIVABLES
 LESS LIABILITIES (0.5%)  ....                            22,122,205
                                              ----------------------------
NET ASSETS (100.0%) ..........                        $4,879,677,000
                                              ============================


    *  Non-income producing.

   **  Covered call option contracts written in connection with securities held.

    + Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers.

   ++ Affiliated company as defined under the Investment Company Act of 1940 (see Note 5).

   (a) Partially held as collateral on outstanding written call options.

   (b) One contract relates to 100 shares.

                      See Notes to Financial Statements.

                               27






THE HUDSON RIVER TRUST
GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1995



                                            NUMBER OF                    VALUE
                                             SHARES                     (NOTE 1)
---------------------------------  -------------------------  --------------------------

COMMON STOCKS:
BASIC MATERIALS
CHEMICALS (2.4%)
Bayer AG .........................              6,000                 $ 1,593,139
Dainippon Ink & Chemical, Inc.  ..            198,000                     922,402
Freeport-McMoRan, Inc. ...........             70,000                   2,590,000
Grace (W.R.) & Co. ...............             32,400                   1,915,650
Indo Gulf Fertilisers (GDR)  .....            150,000                     195,000
Ishihara Sangyo Ltd.* ............            590,000                   1,914,286
Monsanto Co. .....................             21,500                   2,633,750
Nippon Sanso Corp. ...............             10,000                      48,039
Riken Vinyl Industries Co. Ltd.  .              9,000                      82,809
Sanyo Chemicals ..................             37,000                     351,545
Sekisui Chemical Co. Ltd. ........            150,000                   2,208,232
Shin-Etsu Chemical Ltd. ..........             23,000                     476,707
Showa Denko K.K.* ................            100,000                     313,801
Tessenderlo Chemie ...............              2,300                     813,377
                                                              --------------------------
                                                                       16,058,737
                                                              --------------------------
CHEMICALS--SPECIALTY (2.0%)
Great Lakes Chemical Corp.  ......             42,400                   3,052,800
SGL Carbon AG*+ ..................            120,000                   9,371,405
UCAR International, Inc.* ........             40,000                   1,350,000
                                                              --------------------------
                                                                       13,774,205
                                                              --------------------------
METALS & MINING (0.4%)
Biron Corp.* .....................             40,000                      13,379
Hoganas AB, Series B+ ............              5,000                     146,035
Johnson Matthey PLC ..............             50,000                     406,240
Western Mining Corp. .............            200,000                   1,284,336
Westralian Sands Ltd. ............            280,000                     749,196
                                                              --------------------------
                                                                        2,599,186
                                                              --------------------------
PAPER (0.8%)
Asia Pacific Resources
 Internationl Holdings Ltd.
 (Class A)* ......................             70,000                     332,500
Chuoh Pack Industries Ltd.  ......              5,000                      36,320
Enso-Gutzeit, Series R ...........            124,000                     826,709
Fletcher Forestry Shares .........             17,026                      24,265
Grupo Industrial Durango (ADR)*  .             70,000                     463,750
Mayr-Melnhof Karton Aktien+  .....             24,000                   1,201,117
Norske Skogindustrier A.S. 'A'
 Free ............................             10,000                     293,856
Oji Paper ........................            265,000                   2,397,191
                                                              --------------------------
                                                                        5,575,708
                                                              --------------------------
STEEL (0.9%)
Acerinox S.A. ....................              6,000                     605,884
British Steel ....................            700,000                   1,769,825
Hitachi Metals Ltd. ..............             17,000                     212,397
SSAB Svenskt Stal (Class B)  .....             70,000                     706,084
Sumitomo Metal Industries*  ......            950,000                   2,879,903
                                                              --------------------------
                                                                        6,174,093
                                                              --------------------------
 TOTAL BASIC MATERIALS (6.5%)  ...                                     44,181,929
                                                              --------------------------
BUSINESS SERVICES
ENVIRONMENTAL CONTROL (0.9%)
Powerscreen International ........            640,000                   3,852,680
Tomra Systems ....................            329,000                   2,598,892
                                                              --------------------------
                                                                        6,451,572
                                                              --------------------------
PRINTING, PUBLISHING &
 BROADCASTING (4.3%)
Capital Radio PLC* ...............             20,000                 $   165,603
Carlton Communications PLC  ......            240,000                   3,601,634
Donnelley (R.R.) & Sons Co.  .....            100,700                   3,965,063
Elsevier .........................            280,000                   3,733,182
Liberty Media Group (Class A)*  ..             73,250                   1,968,594
Mirror Group Newspapers PLC  .....            300,000                     820,248
Nippon Television Network ........             15,950                   4,263,632
Oriental Press Group .............          1,000,000                     303,912
Reed International ...............             70,000                   1,067,876
Sunshine Broadcasting Network  ...             90,000                     113,717
Tele-Communications, Inc.
 (Class A)* ......................            278,000                   5,525,250



Time Warner, Inc. ................             10,000                     378,750
Toppan Printing Co. ..............             11,000                     144,891
TVI Televisao Independente*  .....              4,700                      21,827
United Newspapers PLC ............             50,000                     431,096
Ver Ned Uitgevers ................             20,000                   2,745,060
Wolters Kluwer ...................              3,000                     283,727
                                                              --------------------------
                                                                       29,534,062
                                                              --------------------------
PROFESSIONAL SERVICES (0.7%)
Apcoa Parking AG* ................             21,100                   1,390,335
Asatsu, Inc. .....................             35,000                   1,471,186
Automated Security Holdings*  ....            153,125                      64,228
Blenheim Exhibition Group ........             25,000                      97,094
Randstadt Holdings N.V. ..........             20,000                     907,128
Secom Co. ........................              7,000                     486,780
WPP Group PLC ....................            250,000                     636,935
                                                              --------------------------
                                                                        5,053,686
                                                              --------------------------
TRUCKING, SHIPPING (0.8%)
Autostrade Conc E Costr-Priv  ....            180,000                     197,234
Brambles Industries Ltd. .........            100,000                   1,114,875
Irish Continental Group ..........            200,442                   1,507,626
Kawasaki Kisen* ..................            460,000                   1,461,308
Western Bulk Shipping+ ...........             94,500                     432,964
Yamato Transport .................             35,000                     416,949
                                                              --------------------------
                                                                        5,130,956
                                                              --------------------------
 TOTAL BUSINESS SERVICES (6.7%)                                        46,170,276
                                                              --------------------------
CAPITAL GOODS
BUILDING & CONSTRUCTION (2.6%)
Bam Groep Holdings ...............              1,000                      57,319
BBC Brown Boveri .................              3,000                   3,483,535
Bufete Industrial S.A. (ADS)*  ...             20,000                     300,000
Fomento de Construcciones Y
 Contratas S.A. ..................              9,000                     688,842
Fukuda Corp. .....................             60,000                     543,341
Japan Industrial Land* ...........              8,000                     307,603
Kanamoto Co. Ltd. ................             30,800                     399,729
Kaneshita Construction ...........            129,000                   1,736,659
Kvaerner AS (Series A)* ..........             11,000                     434,465
Macmahon Holdings Ltd. ...........          2,000,000                     981,090
Metacorp Berhard* ................             20,000                      51,975
Nanno Construction Co. Ltd.*  ....             21,000                     235,932
National House Industrial ........             49,000                     896,949
Paul Y.-ITC Construction .........            500,000                      96,347
Paul Y.-ITC
 Construction--Warrants* .........            100,000                       3,130


                               28






THE HUDSON RIVER TRUST
GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1995



                                            NUMBER OF                    VALUE
                                             SHARES                     (NOTE 1)
---------------------------------  -------------------------  --------------------------

COMMON STOCKS (Continued):
Penta Ocean Construction .........             28,000                 $   216,949
PS Corp. .........................            109,100                   1,986,518
Royal Plastics Group Ltd.*+  .....             70,000                   1,012,413
Sacos Corp. ......................             25,200                     512,542
Sekisui House--Warrants* .........                 20                       4,500
Sho Bond Construction ............             31,800                   1,068,726
Suido Kiko Kaisha ................             39,000                     338,063
Toda Construction ................            140,000                   1,213,559
Wesco, Inc. ......................             37,300                     903,148
                                                              --------------------------
                                                                       17,473,334
                                                              --------------------------
BUILDING MATERIALS & FOREST
 PRODUCTS (0.8%)
Advan Co.* .......................             21,000                     549,153
BPB Industries PLC ...............            200,000                     938,314
Lafarge Canada ...................              7,000                     128,794
Lafarge Corp. ....................             33,000                   2,128,706
Louisiana Pacific Corp. ..........             47,000                   1,139,750
Macmillan Bloedel Ltd. ...........             35,000                     432,518
Nichiha ..........................             17,000                     385,278
                                                              --------------------------
                                                                        5,702,513
                                                              --------------------------
ELECTRICAL EQUIPMENT (1.1%)
Kinden Corp. .....................              5,000                      85,230
Omron Corp. ......................            102,000                   2,351,186
Vae Eisenbahnsys .................              4,183                     352,362
Westinghouse Electric Corp.  .....            295,000                   4,867,500
                                                              --------------------------
                                                                        7,656,278
                                                              --------------------------
MACHINERY (3.0%)
Asahi Diamond Industry Co. Ltd.  .              9,000                     126,392
BT Industries AB*+ ...............             76,500                     823,477
Construcciones Auxiliar Ferro  ...              9,425                     333,537
Fag Kugelfischer Georg Schaefer*                2,000                     256,598
IHC Caland* ......................             63,500                   2,136,362
Kalmar Industries AB+ ............             70,000                   1,153,974
Keppel Corp. .....................            120,000                   1,068,929
Keyence Corp. ....................             32,000                   3,688,135
Kurita Water Industries ..........             15,000                     399,516
Mitsubishi Heavy Industries Ltd.              450,000                   3,586,924
Namura Shipbuilding ..............             15,000                      82,809
Nippon Seiko K.K. ................            108,000                     784,504
Siebe PLC ........................            150,000                   1,850,219
SMC Corp. ........................             45,900                   3,320,803
Yaskawa Electric Corp.* ..........            191,000                     900,891
                                                              --------------------------
                                                                       20,513,070
                                                              --------------------------
 TOTAL CAPITAL GOODS (7.5%)  .....                                     51,345,195
                                                              --------------------------
CONSUMER CYCLICALS
AIRLINES (0.9%)
Air New Zealand Limted 'B' Shares             250,000                     849,875
British Airways ..................            270,000                   1,954,614
KLM ..............................            100,000                   3,513,876
                                                              --------------------------
                                                                        6,318,365
                                                              --------------------------
APPAREL, TEXTILE (0.2%)
Adidas AG*+ ......................              7,900                     415,891
Chargeurs SA .....................              4,400                     877,121
                                                              --------------------------
                                                                        1,293,012
                                                              --------------------------
AUTOS & TRUCKS (1.0%)
Honda Motor Corp. ................            201,000                 $ 4,146,538
Mitsubishi Motors Corp. ..........             86,000                     700,494
Toyota Motor Co. .................             40,000                     848,426
Volvo AB (Series B) ..............             50,500                   1,033,984
                                                              --------------------------
                                                                        6,729,442
                                                              --------------------------
AUTO RELATED (1.5%)
Autoliv AB .......................             30,000                   1,752,414
Autoliv AB (ADS)*+ ...............             11,850                     688,781
Exedy Corp. ......................             18,600                     295,438
Kasai Kogyo Co. ..................              3,000                      13,511
Mabuchi Motor ....................             55,400                   3,444,726
Michelin (CGDE), (Class B)  ......             40,000                   1,597,219



Minebea Co. ......................            227,000                   1,903,942
NGK Spark Plug Co. ...............             31,000                     390,315
Pacific Dunlop ...................             22,300                      52,210
                                                              --------------------------
                                                                       10,138,556
                                                              --------------------------
FOOD SERVICES, LODGING (0.2%)
AAPC Limited .....................          1,500,000                     813,858
Cafe de Coral ....................            100,000                      22,761
International Fast Food Corp.*  ..              8,000                       4,250
McDonald's Corp. .................              7,000                     315,875
QPQ Corporation* .................             32,700                      61,313
QPQ Corporation--Warrants*  ......             32,700                      15,328
                                                              --------------------------
                                                                        1,233,385
                                                              --------------------------
HOUSEHOLD FURNITURE, APPLIANCES (1.4%)
Alpine Electronics ...............             40,000                     674,092
Atag Holdings ....................              3,800                     250,956
Industrie Natuzzi (ADR) ..........             60,000                   2,722,500
Matsushita Electric Industries  ..            100,000                   1,627,118
Morishita Co. Ltd. ...............             11,000                      98,015
Nippon Electric Glass ............            138,000                   2,619,661
Noritz Co. .......................             22,000                     357,966
Philips Electronics ..............             30,000                   1,084,068
Philips Electronics N.V. (ADR)  ..              3,000                     107,625
                                                              --------------------------
                                                                        9,542,001
                                                              --------------------------
LEISURE RELATED (1.7%)
Cinar Films, Inc. (Class B)*  ....            48,000                      726,000
Helicopter Line Ltd. .............           600,000                    1,294,425
ITT Corp. ........................            99,500                    5,273,500
Nelvana Limited*+++ ..............           135,800                    1,889,495
Rank Organisation PLC ............           100,000                      723,931
Skis Rossignol ...................               280                       76,827
Thorn EMI ........................            25,000                      589,165
Turner Broadcasting Systems
 (Class B) .......................            43,000                    1,118,000
                                                              --------------------------
                                                                       11,691,343
                                                              --------------------------
PHOTO & OPTICAL (0.7%)
Eastman Kodak Co. ................            59,300                    3,973,100
Luxottica Group (ADR) ............            20,000                    1,170,000
                                                              --------------------------
                                                                        5,143,100
                                                              --------------------------
RETAIL--GENERAL (4.7%)
Asda/Mfi .........................           500,000                      858,309
Centros Comerciales Pryca S.A.  ..            80,000                    1,675,605
Chiyoda Co.* .....................            40,800                      948,378
Daiichi Corp. ....................             5,000                      118,160
Doshisha Co.* ....................            42,000                    1,492,881


                                              29







THE HUDSON RIVER TRUST
GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (continued)
December 31, 1995



                                            NUMBER OF                    VALUE
                                             SHARES                     (NOTE 1)
---------------------------------  -------------------------  --------------------------

COMMON STOCKS (Continued):
Eidensha Co. Ltd. ................             59,000                 $   742,857
Fu Hui Jewellery* ................            900,000                      34,918
Homac Corp. ......................             29,000                     513,995
Home Centers Ltd.* ...............            142,800                     946,050
Home Depot, Inc. .................             97,000                   4,643,875
Home Wide Corp., Inc. ............              2,000                      23,632
Lowes Cos., Inc. .................            126,300                   4,231,050
Matsuyadenki Co. Industries  .....             25,000                     295,400
MFI Furniture PLC ................            200,000                     498,674
Morrison (Wm.) Supermarkets  .....            240,000                     529,433
Nissen Corp. Ltd. ................             55,360                   1,297,542
Paris Miki, Inc.* ................             23,400                     840,814
Pinault Printemps ................              2,000                     399,509
Rinascente .......................            175,000                   1,059,061
Sato Corp. .......................             48,000                   1,259,855
Sears Roebuck & Co. ..............            124,300                   4,847,700
Shimamura Co. Ltd. ...............             46,500                   1,796,949
Swank International Manufacturing           1,400,000                     161,138
Talbots, Inc. ....................             45,000                   1,293,750
Tandy Corp. ......................              5,300                     219,950
Warehouse Group Ltd. .............            156,250                     414,723
Xebio Co. ........................             33,400                   1,180,726
                                                              --------------------------
                                                                       32,324,934
                                                              --------------------------
 TOTAL CONSUMER CYCLICALS (12.3%)                                      84,414,138
                                                              --------------------------
CONSUMER NONCYCLICALS
BEVERAGES (0.7%)
Grand Metropolitan ...............            300,000                   2,162,472
Lion Nathan Ltd. .................            800,000                   1,908,950
Panamerican Beverages ............             30,000                     960,000
                                                              --------------------------
                                                                        5,031,422
                                                              --------------------------
FOODS (0.5%)
Fyffes PLC* ......................            800,000                   1,382,677
Nestle AG ........................                500                     552,860
NV (Verenigde Bed) Nutricia*+  ...              2,900                     234,520
Shriram Industrial Enterprises
 Ltd. (GDR)+ .....................            165,000                     536,250
Shriram Industrial Enterprises
 Ltd.--Warrants* .................             55,000                         550
Viscofan Envoltura ...............             75,000                     888,828
                                                              --------------------------
                                                                        3,595,685
                                                              --------------------------
DRUGS (5.0%)
Amgen, Inc.* .....................             14,000                     831,250
Astra AB (Series A) ..............             60,000                   2,393,762
Cochlear Ltd.*+ ..................             50,400                     108,633
Merck KGAA*+ .....................             65,000                   2,664,993
Merck & Co., Inc. ................             48,000                   3,156,000
Novo-Nordisk AS ..................             22,900                   3,133,741
Pfizer, Inc. .....................             42,000                   2,646,000
Roche Holdings AG Genusscheine  ..                800                   6,325,823
Sankyo Co. .......................            101,000                   2,269,443
Santen Pharmaceutical Co. ........            137,000                   3,104,891
Taisho Pharmaceutical ............             35,000                     691,526
Takeda Chemical Industries  ......             35,000                     576,271
Yamanouchi Pharmaceutical ........             82,000                   1,763,099
Zeneca Group PLC .................            220,000                   4,258,454
                                                              --------------------------
                                                                       33,923,886
                                                              --------------------------
HOSPITAL SUPPLIES & SERVICES (0.9%)
Abbott Laboratories, Inc. ........             58,500                 $ 2,442,375
Healthsource, Inc.* ..............             33,000                   1,188,000
Patriot American Hospitality  ....             24,000                     618,000
Quest Medical, Inc.* .............            164,543                   1,707,134
Scandinavian Mobility
 International*+ .................             13,700                     328,085
Tamro Group ......................             10,000                      43,910
                                                              --------------------------
                                                                        6,327,504
                                                              --------------------------
RETAIL-- FOOD (0.4%)
Casino Guichard-Perrachon*  ......             29,200                     848,358
Ministop Co. Ltd. ................              4,000                     115,061
Seven-Eleven Japan Ltd. ..........             25,000                   1,762,712
York-Benimaru Co. ................              5,000                     191,283
                                                              --------------------------



                                                                        2,917,414
                                                              --------------------------
SOAPS & TOILETRIES (0.2%)
McBride PLC*+ ....................            400,000                   1,211,730
                                                              --------------------------
TOBACCO (2.2%)
Loews Corp. ......................             94,800                   7,429,950
Philip Morris Cos., Inc. .........             83,500                   7,556,750
                                                              --------------------------
                                                                       14,986,700
                                                              --------------------------
 TOTAL CONSUMER NONCYCLICALS (9.9%)                                    67,994,341
                                                              --------------------------
CREDIT SENSITIVE
BANKS (3.4%)
Advance Bank of Australia ........             89,000                     713,089
Akita Bank .......................             86,000                     675,506
Asahi Bank Ltd. ..................             59,000                     742,857
Banco Latinoamericano de
 Exportaciones, S.A. .............             60,000                   2,790,000
Banco Osorno Y La Union (ADR)  ...             15,000                     208,125
Banco Popular ....................              6,000                   1,104,615
Bancomer B Local* ................          1,000,000                     278,678
Bankgesellschaft Berliner*  ......              6,500                   1,658,822
Bankinter--Banco Interc Espana*  .              4,500                     437,007
Barclays Bank ....................            200,000                   2,296,073
Fokus Bank* ......................             58,000                     313,842
Grupo Financiero Banorte (Class
 B)* .............................           143,000                      133,084
Hachijuni Bank ...................            87,000                      960,581
Hock Hua Bank ....................           180,000                      510,296
HSBC Holding PLC .................           140,000                    2,118,332
Mitsubishi Bank ..................            58,000                    1,365,036
Mitsubishi Trust & Banking  ......           165,000                    2,748,668
Nordbanken AB*+ ..................            38,000                      657,908
Overseas Chinese Bank ............            81,000                    1,013,574
Overseas Union Bank Ltd. .........           220,400                    1,519,194
Schweiz Bankverein ...............               500                      204,073
Sparbanken Sverige AB*+ ..........            10,000                      121,916
Toho Bank ........................            86,000                      620,533
United Overseas Bank .............             6,000                       57,688
Yamanashi Chuo Bank ..............            34,000                      339,177
                                                              --------------------------
                                                                       23,588,674
                                                              --------------------------
FINANCIAL SERVICES (3.5%)
American Express Co. .............            28,400                    1,175,050
Americredit Corp.* ...............           296,700                    4,042,537


                               30






THE HUDSON RIVER TRUST
GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1995



                                            NUMBER OF                    VALUE
                                             SHARES                     (NOTE 1)
---------------------------------  -------------------------  --------------------------

COMMON STOCKS (Continued):
Capital One Financial Corp.  .....             70,000                 $  1,671,250
Credit Local de France ...........             30,000                    2,404,416
Credit Saison Co. ................             28,900                      688,562
Hong Leong Finance ...............            160,000                      454,719
Invesco ..........................            400,000                    1,575,249
JCG Holdings .....................            142,000                      103,757
Mercury Finance Co. ..............            100,950                    1,337,588
MS Financial, Inc.* ..............            101,000                      694,375
Nichiei Co. Ltd. .................             40,000                    2,983,050
Promise Co. Ltd. .................             35,000                    1,684,746
Sanyo Shinpan Finance Co. Ltd.  ..             22,800                    1,876,998
Union Acceptance Corp.
 (Class A)* ......................             63,800                      893,200
Yamaichi Securities ..............            330,000                    2,566,489
                                                              --------------------------
                                                                        24,151,986
                                                              --------------------------
INSURANCE (7.2%)
Acceptance Industries Cos., Inc.*              75,100                    1,117,113
Aegon N.V. .......................            120,000                    5,308,196
Allstate Corp. ...................             96,008                    3,948,329
American International Group,
 Inc. ............................             86,250                    7,978,125
Corporacion Mapfre Cia Inter  ....             44,340                    2,477,760
Fortes Amev N.V. .................             50,000                    3,348,774
ITT Hartford Group, Inc. .........             93,000                    4,498,875
Koa Fire & Marine ................             97,000                      593,743
PennCorp Financial Group, Inc.  ..             75,700                    2,223,688
Progressive Corp. ................             55,000                    2,688,125
PMI Group, Inc. ..................              4,000                      181,000
Travelers Group, Inc. ............            162,900                   10,242,338
Twentieth Century Industries*  ...            211,000                    4,193,625
                                                              --------------------------
                                                                        48,799,691
                                                              --------------------------
MORTGAGE RELATED (0.2%)
Federal National Mortgage
 Association .....................             12,000                    1,489,500
                                                              --------------------------
REAL ESTATE (3.0%)
AMLI Residential Property Trust  .             32,000                      640,000
CBL & Associates Properties  .....             21,700                      471,975
Cheung Kong Holdings .............            160,000                      974,588
Chubu Sekiwa Real Estate .........             23,000                      356,416
Daibiru Corp. ....................             23,000                      260,630
Essex Property Trust, Inc.  ......             32,800                      631,400
First Industrial Realty Trust  ...             62,000                    1,395,000
Gables Residential Trust .........             32,000                      732,000
Highwoods Properties, Inc.  ......             49,000                    1,384,250
Hong Kong Land Holding ...........            703,000                    1,300,539
JP Realty, Inc. ..................             87,300                    1,909,687
Macerich Co. .....................            109,700                    2,194,000
Mitsubishi Estate Co. ............             92,000                    1,149,443
Saul Centers, Inc. ...............             16,000                      218,000
Shurgard Storage Centers, Inc.
 (Class A) .......................             22,000                      594,000
Spieker Properties, Inc. .........             37,700                      947,213
Storage USA, Inc. ................             48,000                    1,566,000
Summit Properties ................            102,000                    2,027,250
Sun Communities, Inc. ............             41,000                    1,081,375
Tucker Properties Corp. ..........             54,900                      480,375
                                                              --------------------------
                                                                        20,314,141
                                                              --------------------------





UTILITY--ELECTRIC (0.8%)
Chilectra S.A. ...................              5,000                 $    247,500
Enersis S.A. (ADR) ...............             45,000                    1,282,500
EVN ..............................              2,000                      274,513
Hidroelectrica del Cantabrico  ...             14,000                      483,917
Powergen PLC .....................            100,000                      827,239
Veba AG ..........................             60,000                    2,552,034
                                                              --------------------------
                                                                         5,667,703
                                                              --------------------------
UTILITY--TELEPHONE (1.5%)
Empresas Telex-Chile S.A. (ADR) .              45,000                      466,875
Kon PTT Nederland+ ...............             50,000                    1,816,126
Nippon Telegraph & Telephone
 Corp. ...........................                 32                      258,789
PT Indonesian Satellite (ADR)  ...             40,000                    1,460,000
Stet-Societa Finanziaria
 Telefonica (ADR) ................             64,000                      180,961
Tele Danmark AS, (B Shares)  .....             53,000                    2,891,562
Telefonica de Espana SA ..........             50,000                      691,310
Telephone & Data Systems, Inc.  ..             61,700                    2,437,150
                                                              --------------------------
                                                                        10,202,773
                                                              --------------------------
 TOTAL CREDIT SENSITIVE (19.6%)                                        134,214,468
                                                              --------------------------
ENERGY
OIL--DOMESTIC (0.0%)
XCL Corp.* .......................            850,000                      318,750
                                                              --------------------------
OIL--INTERNATIONAL (1.6%)
Ampolex Ltd.* ....................            155,000                      338,699
Aran Energy PLC* .................          1,400,000                    1,674,673
Canadian Occidental ..............              5,000                      163,750
ENI Spa* .........................            666,000                    2,327,700
Omv AG ...........................             40,000                    3,468,572
Repsol SA ........................             70,000                    2,289,966
Yukong Ltd. (GDR)*+ ..............             35,000                      315,000
Yukong Ltd. (GDS)* ...............              4,194                       72,893
                                                              --------------------------
                                                                        10,651,253
                                                              --------------------------
OIL--SUPPLIES & CONSTRUCTION (0.2%)
Coflexip (ADR) ...................             70,117                    1,323,458
                                                              --------------------------
RAILROADS (1.1%)
Canadian National Railway*  ......             50,000                      750,000
Conrail, Inc. ....................            32,000                     2,240,000
Union Pacific Corp. ..............            71,000                     4,686,000
                                                              --------------------------
                                                                         7,676,000
                                                              --------------------------
UTILITY--GAS (0.1%)
Renaissance Energy Ltd.* .........            23,000                       572,663
                                                              --------------------------
 TOTAL ENERGY (3.0%) .............                                      20,542,124
                                                              --------------------------
TECHNOLOGY
ELECTRONICS (9.4%)
ASM Lithography Holding N.V.*  ...            16,000                       553,249
Austria Mikro Systeme
 International+ ..................                72                        11,666
Aval Data* .......................            37,000                       695,206
Bay Networks, Inc.* ..............            83,050                     3,415,431
Cisco Systems, Inc.* .............           160,000                    11,940,000
EMC Corp.* .......................           208,000                     3,198,000
Futaba Corp. .....................            12,000                       549,734
General Instrument Corp.* ........            97,600                     2,281,400
GP Batteries International  ......           850,000                     2,048,500


                               31






THE HUDSON RIVER TRUST
GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1995



                                            NUMBER OF                    VALUE
                                             SHARES                     (NOTE 1)
---------------------------------  -------------------------  --------------------------

COMMON STOCKS (Continued):
GP Batteries
 International--Rights* ..........             12,500                 $      6,250
Hirose Electric Co. Ltd. .........             31,400                    1,806,450
Hoya Corp. .......................             85,000                    2,922,518
Intel Corp. ......................             57,000                    3,234,750
ITT Industries Inc ...............             93,000                    2,232,000
Kyocera Corp. ....................              27,00                    2,005,714
Micron Technology, Inc. ..........             34,500                    1,367,063
Motorola, Inc. ...................             56,400                    3,214,800
National Semiconductor Corp.*  ...            156,000                    3,471,000
NEC Corp. ........................            320,000                    3,905,085
Nikon Corp. ......................            119,000                    1,613,559
Rohm Co. Ltd. ....................             70,000                    3,952,542
TDK Corp. ........................             55,000                    2,807,264
Texas Instruments, Inc. ..........             57,000                    2,949,750
Tokyo Electron ...................             85,000                    3,292,978
3Com Corp.* ......................             28,500                    1,328,813
                                                              --------------------------
                                                                        64,803,722
                                                              --------------------------
OFFICE EQUIPMENT (1.0%)
Canon, Inc. ......................            200,000                    3,622,276
Fujitsu Ltd. .....................             30,000                      334,140
Ricoh Elemex Corp. ...............             22,000                      317,482
Sterling Software, Inc.* .........             42,000                    2,619,750
                                                              --------------------------
                                                                         6,893,648
                                                              --------------------------
OFFICE EQUIPMENT SERVICES (1.7%)
Accugraph Corp. (Class A)*  ......              6,200                       16,572
General Motors Corp. (Class E)  ..             89,000                    4,628,000
Getronics N.V. ...................             10,000                      467,271
Istar Internet, Inc.*+ ...........             12,500                      117,855
Microsoft Corp.* .................             13,000                    1,140,750
Misys PLC* .......................            125,000                    1,106,869
Oracle Corp.* ....................            100,000                    4,237,500
                                                              --------------------------
                                                                        11,714,817
                                                              --------------------------
TELECOMMUNICATIONS (5.8%)
AirTouch Communications, Inc.*  ..            178,000                    5,028,500
BCE Mobile Communications, Inc.*               16,000                      540,442
Bell Cablemedia PLC (ADR)*  ......             49,300                      788,800
Cabletron Systems, Inc.* .........             25,400                    2,057,400
Cellular Communications Puerto
 Rico, Inc.* .....................              7,600                      210,900
Cox Communications, Inc.
 (Class A)* ......................             72,000                    1,404,000
DSC Communications Corp.* ........             55,600                    2,050,250
Filtronic Comtek PLC .............          1,210,000                    9,323,486
Hong Kong Telecommunications Ltd.             680,000                    1,213,579
Mannesmann AG ....................              7,000                    2,228,149
MCI Communications Corp. .........             59,000                    1,541,375
Memc Electronic Materials*  ......             49,500                    1,614,938
Newbridge Networks Corp.* ........             36,000                    1,489,500
Nihon Dempa Kogyo ................             94,000                    2,103,051
Rogers Cantel Mobile
 Communications, Inc. (Class B)*               20,000                      527,260
Rogers Cantel Mobile
 Commmunications, Inc.
 (Class B) (ADR)* ................             63,900                    1,693,350
Tokyo Broadcasting System ........            108,000                    1,778,208
Total Access Communication*+  ....            473,000                 $  3,074,500
U.S. Cellular Corp.* .............             35,600                    1,201,500
                                                              --------------------------
                                                                        39,869,188
                                                              --------------------------
 TOTAL TECHNOLOGY (17.9%) ........                                     123,281,375




                                                              --------------------------
DIVERSIFIED
MISCELLANEOUS (1.4%)
Alba .............................              9,300                      571,738
BTR PLC ..........................            200,000                    1,022,203
Crean (James) PLC--Units .........            385,000                    1,201,441
Hanson PLC .......................            500,000                    1,495,244
Indonesia Fund, Inc.* ............             25,000                      253,125
International UNP Holdings*  .....            450,000                      151,587
International UNP
 Holdings--Warrants* .............            225,000                       10,858
Pittston Services Group ..........             56,000                    1,757,000
Taiwan Fund ......................             40,000                      820,000
Tomkins PLC ......................            500,000                    2,190,435
                                                              --------------------------
 TOTAL DIVERSIFIED (1.4%) ........                                       9,473,631
                                                              --------------------------
TOTAL COMMON STOCKS (84.8%)
 (Cost $508,790,513) .............                                     581,617,477
                                                              --------------------------
PREFERRED STOCKS:
TECHNOLOGY
ELECTRONICS (0.5%)
Korea Electric Power (ADR)  ......            120,000                    3,180,000
                                                              --------------------------
TELECOMMUNICATIONS (0.2%)
Nokia Oy Cum .....................             44,000                    1,729,744
                                                              --------------------------
 TOTAL TECHNOLOGY (0.7%) .........                                       4,909,744
                                                              --------------------------
TOTAL PREFERRED STOCKS (0.7%)
 (Cost $3,183,006) ...............                                       4,909,744
                                                              --------------------------
                                           PRINCIPAL
                                             AMOUNT
LONG-TERM DEBT SECURITIES:
CAPITAL GOODS (0.1%)
BUILDING & CONSTRUCTION
Boskalis Westminster
 5.25% Conv., 06/01/00 ...........         $1,500,000                      911,178
                                                              --------------------------
TECHNOLOGY
ELECTRONICS (0.9%)
Altera Corp.
 5.75% Sub. Conv. Note, 06/15/02+             825,000                      961,125
3Com Corp.
 10.25% Conv., 11/01/01+ .........          3,000,000                    4,792,500
                                                              --------------------------
TOTAL TECHNOLOGY (0.9%) ..........                                       5,753,625
                                                              --------------------------
DIVERSIFIED (0.0%)
MISCELLANEOUS
Brierley Investment Ltd.
 9.0% Sub. Conv. Note, 06/30/98  .             27,900                       20,793
                                                              --------------------------
TOTAL LONG-TERM DEBT SECURITIES (1.0%)
 (Amortized Cost $5,858,307)  ....                                       6,685,596
                                                              --------------------------


                               32






THE HUDSON RIVER TRUST
GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1995



                                 PRINCIPAL      VALUE
                                   AMOUNT      (NOTE 1)
-----------------------------  ------------  -------------

SHORT-TERM DEBT SECURITIES:
BANKERS' ACCEPTANCES (0.6%)
Bank of Tokyo
 6.12%, due 01/29/96 .........  $ 4,000,000   $  3,979,600
                                             -------------
CERTIFICATES OF DEPOSIT Mitsubishi Bank Ltd.-N.Y.
 6.0%, due 01/10/96 ..........   10,000,000     10,000,000
 6.0%, due 02/29/96 ..........   10,000,000     10,002,042
Norinchuckin Bank Ltd.
 5.86%, due 03/14/96 .........    5,000,000      5,004,387
Societe Generale Bank
 5.77%, due 04/22/96 .........    5,000,000      5,000,931
                                             -------------
TOTAL CERTIFICATES OF DEPOSIT (4.4%)            30,007,360
                                             -------------
COMMERCIAL PAPER
Alamo Funding
 5.75%, due 02/02/96 .........    1,000,000        994,569
Allianz of America Financial
 5.66%, due 02/09/96 .........    3,040,000      3,020,404
Briarcliff Capital Corp.
 5.69%, due 02/01/96 .........   11,002,000     10,944,616
Corporate Asset Funding Co., Inc.
 5.9%, due 01/02/96 ..........    5,200,000      5,197,443
SHORT-TERM DEBT SECURITIES (Continued):
Dynamic Funding Corp.
 6.1%, due 01/02/96 ..........  $ 7,300,000   $  7,296,289
Equipment Funding, Inc.
 5.87%, due 02/07/96 .........    6,100,000      6,061,209
Ford Motor Credit Co.
 5.67%, due 02/09/96 .........    4,000,000      3,974,170
Hanson PLC
 5.7%, due 01/26/96 ..........      750,000        746,794
International Securitization
 6.0%, due 01/03/96 ..........   10,500,000     10,493,000
Morgan Stanley Group, Inc.
 6.08%, due 01/02/96 .........    2,480,000      2,478,744
                                             -------------
TOTAL COMMERCIAL PAPER (7.4%)                   51,207,238
                                             -------------
TOTAL SHORT-TERM DEBT SECURITIES (12.4%)
 (Amortized Cost $85,187,195)                   85,194,198
                                             -------------
TOTAL INVESTMENT (98.9%)
 (Cost/Amortized Cost $603,019,021)            678,407,015
CASH AND RECEIVABLES
 LESS LIABILITIES (1.1%)  ....                   7,733,378
                                             -------------
NET ASSETS (100.0%) ..........                $686,140,393
                                             =============


   *  Non-income producing.

   + Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers.

   ++ Affiliated  company as defined  under the  Investment  Company Act of 1940
      (see Note 5).

                      See Notes to Financial Statements.

                               33






THE HUDSON RIVER TRUST
INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1995



                                    NUMBER OF           VALUE
                                     SHARES            (NOTE 1)
--------------------------------  -----------  --------------------------

COMMON STOCKS:
AUSTRALIA
Advance Bank of Australia  ......      6,000             $ 48,073
Cochlear Ltd.*+ .................     97,300              209,724
Guiness Peat Group* .............     12,000                6,422
Gwalia Consolidated .............      5,000                8,547
Novus Petroleum Ltd.* ...........     50,000               60,203
Oil Search Ltd. .................     20,000               17,243
Plutonic Resources ..............     10,000               47,568
Qantas Airways Ltd. .............     30,000               49,946
Villa World Ltd. ................     50,000               36,419
Westralian Sands Ltd. ...........     14,000               37,460
                                               --------------------------
 TOTAL AUSTRALIA (1.8%) .........                         521,605
                                               --------------------------
AUSTRIA (0.2%)
Omv AG ..........................        600               52,029
                                               --------------------------
CANADA
Accugraph Corp. (Class A)*  .....      5,000               13,365
Cinar Films, Inc. (Class B)*  ...      1,000               15,125
Istar Internet, Inc.*+ ..........     16,000              150,854
Nelvana Limited*+ ...............      1,000               13,914
Quality Dino Entertainment Ltd.*       3,000                8,625
                                               --------------------------
 TOTAL CANADA (0.7%) ............                         201,883
                                               --------------------------
CHILE (0.1%)
Enersis S.A. (ADR) ..............      1,000               28,500
                                               --------------------------
DENMARK
Novo-Nordisk AS .................        350               47,896
Scandinavian Mobility
 International*+ ................      6,000              143,686
Tele Danmark AS, (B Shares)  ....      2,000              109,116
                                               --------------------------
 TOTAL DENMARK (1.0%) ...........                         300,698
                                               --------------------------
FRANCE
Casino Guichard-Perrachon*  .....      2,202               63,976
Coflexip (ADR) ..................      3,000               56,625
Credit Local de France ..........      1,000               80,147
Michelin (CGDE), (Class B)  .....        900               35,937
Pernod-Ricard ...................      2,000              113,801
                                               --------------------------
 TOTAL FRANCE (1.2%) ............                         350,486
                                               --------------------------
GERMANY
Adidas AG*+ .....................      3,300              173,727
Apcoa Parking AG* ...............        800               52,714
Bayer AG ........................        100               26,552
Merck KGAA*+ ....................      1,000               41,000
Schwarz Pharma AG* ..............      1,000               49,368
SGL Carbon AG*+ .................      3,000              234,285
Skw Trostberg ...................      1,000               21,211
Turbon International AG* ........      1,500               44,451
Veba AG .........................      2,500              106,335
                                               --------------------------
 TOTAL GERMANY (2.6%) ...........                         749,643
                                               --------------------------
HONG KONG
Amoy Properties .................     50,000               49,790
Ek Chor China Motorcycle Co.  ...      3,000               34,875
Guangzhou Investment ............    200,000               38,280
Hong Kong Telecommunications
 Ltd. ...........................     12,000               21,416
HSBC Holding PLC ................      5,000               75,655
COMMON STOCKS (Continued):
Jardine International
 Holdings Ltd. ..................     32,000             $ 36,417
                                               --------------------------
 TOTAL HONG KONG (0.9%) .........                         256,433





                                      --------------------------
INDONESIA
Asia Pacific Resources
 International Holdings Ltd.
 (Class A)* .....................      1,000                4,750
PT Indonesian Satellite (ADR)  ..      1,500               54,750
                                               --------------------------
 TOTAL INDONESIA (0.2%) .........                          59,500
                                               --------------------------
IRELAND
Crean (James) PLC--Units ........      5,000               15,603
Fyffes PLC* .....................     40,000               69,134
                                               --------------------------
 TOTAL IRELAND (0.3%) ...........                          84,737
                                               --------------------------
ISRAEL (0.3%)
Home Centers Ltd.* ..............     11,400               75,525
                                               --------------------------
ITALY
Editoriale La Repubblica*  ......     40,000               35,769
ENI Spa* ........................     30,000              104,850
Industrie Natuzzi (ADR) .........      1,700               77,138
Rinascente ......................     10,000               60,518
Telecom Italia ..................     10,000               15,555
Telecom Italia Mobile Spa*  .....     10,000               17,601
                                               --------------------------
 TOTAL ITALY (1.1%) .............                         311,431
                                               --------------------------
JAPAN
Advan Co.* ......................      3,000               78,450
Akita Bank ......................      8,000               62,838
Alpine Electronics ..............      5,000               84,262
Aoki Marine* ....................      4,000               31,574
Asahi Bank Ltd. .................      3,000               37,772
Asahi Diamond Industry Co. Ltd.        5,000               70,218
Asatsu, Inc. ....................      2,000               84,068
Aval Data* ......................      1,000               18,789
Canon, Inc. .....................      8,000              144,891
Chiyoda Co.* ....................      5,500              127,845
Coco's Japan Co. Ltd. ...........      1,000               11,041
Credit Saison Co. ...............      6,000              142,954
Dai-Ichi Corp. ..................      1,500               35,448
Doshisha Co.* ...................      4,000              142,179
Eidensha Co. Ltd. ...............      6,000               75,545
Fujitsu Ltd. ....................      3,000               33,414
Futaba Corp. ....................      1,000               45,811
Hachijuni Bank ..................      2,000               22,082
Hankyu Corp. ....................     25,000              136,804
Hirose Electric Co. Ltd. ........      3,000              172,591
Hitachi Metals Ltd. .............      6,000               74,964
Home Wide Corp, Inc. ............      1,000               11,816
Honda Motor Corp. ...............      9,000              185,666
Hoya Corp. ......................      4,000              137,530
I-Net Corporation* ..............      4,000               75,545
Ishihara Sangyo Ltd.* ...........     25,000               81,114
Japan Industrial Land* ..........      4,000              153,801
Kaneshita Construction ..........      4,000               53,850
Kawasaki Kisen* .................     20,000               63,535
Keyence Corp. ...................      1,800              207,459
Koa Fire & Marine ...............     31,000              189,753
Kurita Water Industries .........      1,000               26,634


                               34






THE HUDSON RIVER TRUST
INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1995



                                    NUMBER OF           VALUE
                                     SHARES            (NOTE 1)
--------------------------------  -----------  --------------------------

COMMON STOCKS (Continued):
Kyocera Corp. ...................     1,000             $   74,286
Mabuchi Motor ...................     2,200                136,794
Matsushita Electric Industries  .     2,000                 32,542
Minebea Co. .....................    12,000                100,649
Ministop Co. Ltd. ...............     1,000                 28,765
Mitsubishi Bank .................     3,000                 70,605
Mitsubishi Estate Co. ...........     3,000                 37,482
Mitsubishi Heavy Industries Ltd.     25,000                199,274
Mitsubishi Trust & Banking  .....     5,000                 83,293
Mitsui Home Co. Ltd. ............     3,000                 47,942
Nanno Construction Co. Ltd.*  ...     6,000                 67,409
NEC Corp. .......................    12,000                146,441
NGK Spark Plug Co. ..............     3,000                 37,772
Nichiei Co. Ltd. ................     3,000                223,729
Nichiha .........................     3,000                 67,990
Nikon Corp. .....................     4,000                 54,237
Nippon Electric Glass ...........     6,000                113,898
Nippon Kanzai Co. ...............     1,000                 30,896
Nippon Paper Industries .........     7,000                 48,610
Nippon Seiko K.K. ...............     9,000                 65,375
Nippon Telegraph &
 Telephone Corp. ................        10                 80,872
Nippon Television Network  ......       800                213,850
Nissen Corp. Ltd. ...............     3,300                 77,346
Ohmoto Gumi* ....................     1,000                 24,697
Oji Paper .......................     4,000                 36,184
Omron Corp. .....................     7,000                161,356
Oriental Construction Co.  ......     4,000                 85,230
Paris Miki, Inc.* ...............     3,500                125,763
PCA Corporation* ................     2,000                 83,293
Penta Ocean Construction ........     3,000                 23,245
Promise Co. Ltd. ................     2,500                120,339
PS Corp. ........................     5,000                 91,041
Rohm Co. Ltd. ...................     4,000                225,860
Sankyo Co. ......................     9,000                202,228
Santen Pharmaceutical Co.  ......     7,000                158,644
Sanyo Shinpan Finance Co. Ltd.  .     2,500                205,811
Sato Corp. ......................     2,000                 52,494
Secom Co. .......................     1,000                 69,540
Sekisui Chemical Co. Ltd.  ......     6,000                 88,329
Seven-Eleven Japan Ltd. .........     1,000                 70,508
Shimamura Co. Ltd. ..............     3,000                115,932
Sho Bond Construction ...........     3,000                100,823
Shohkoh Fund* ...................     1,000                185,956
SMC Corp. .......................       900                 65,114
Sumitomo Metal Industries*  .....    55,000                166,731
Taisho Pharmaceutical ...........    10,000                197,579
TDK Corp. .......................     3,000                153,123
Teijin Ltd. .....................     2,000                 10,228
Toda Construction ...............     8,000                 69,346
Toho Bank .......................     3,000                 21,646
Tokyo Broadcasting System  ......    12,000                197,579
Tokyo Electron ..................     3,000                116,223
Toppan Printing Co. .............    10,000                131,719
Wesco, Inc. .....................     2,500                 60,533
Xebio Co. .......................     4,000                141,404
Yamaichi Securities .............    13,000                101,104
Yamanashi Chuo Bank .............     5,000                 49,879
Yamanouchi Pharmaceutical  ......     4,000                 86,005
Yaskawa Electric Corp.* .........    18,000                 84,901
York-Benimaru Co. ...............     2,200             $   84,165
Yorozu Corp.* ...................     3,000                 54,625
                                               --------------------------
 TOTAL JAPAN (31.0%) ............                        8,879,477
                                               --------------------------
MALAYSIA
Guinness Anchor BHD .............     6,000                 11,245
Hock Hua Bank ...................     7,000                 19,845
MBF Capital BHD .................    30,000                 30,358
Metacorp BHD* ...................    13,333                 34,648
Peladang Kimia BHD* .............     5,000                 12,797
Pelangi BHD .....................    19,000                 18,404
Road Builder Holdings* ..........    10,000                 34,650
                                               --------------------------
 TOTAL MALAYSIA (0.6%) ..........                          161,947
                                               --------------------------
MEXICO (0.3%)
Panamerican Beverages ...........     3,000                 96,000
                                               --------------------------





NETHERLANDS
Aegon N.V. ......................     5,000                221,175
Elsevier ........................    12,000                159,994
Fortis Amev N.V. ................       800                 53,580
IHC Caland* .....................     4,000                134,574
KLM .............................     2,000                 70,278
Kon PTT Nederland+ ..............     3,000                108,967
NV (Verenigde Bed) Nutricia*+  ..     1,000                 80,869
Philips Electronics N.V. ........       500                 18,067
Ver Ned Uitgevers ...............       500                 68,627
                                               --------------------------
 TOTAL NETHERLANDS (3.2%)  ......                          916,131
                                               --------------------------
NEW ZEALAND
Air New Zealand Limted 'B'
 Shares .........................    10,000                 33,995
Fisher & Paykel .................    20,000                 60,799
Helicopter Line Ltd. ............    15,000                 32,361
Lion Nathan Ltd. ................    15,000                 35,793
Warehouse Group Ltd. ............    60,000                159,253
                                               --------------------------
 TOTAL NEW ZEALAND (1.1%)  ......                          322,201
                                               --------------------------
NORWAY
C. Tybring-Gjedde AS* ...........     1,300                 24,646
Elkjop Norge AS* ................     2,000                 49,608
Fokus Bank* .....................     1,500                  8,117
Kvaerner AS (Series A)* .........       500                 19,748
Merkantildata AS ................    10,000                112,171
Petroleum Geo-Services (ADR)*  ..     2,000                 50,000
Tomra Systems ...................    18,000                142,188
                                               --------------------------
 TOTAL NORWAY (1.4%) ............                          406,478
                                               --------------------------
PANAMA (0.6%)
Banco Latinoamericano de
 Exportaciones, S.A. ............     4,000                186,000
                                               --------------------------
PERU (0.2%)
Banco Wiese Limitado (ADS)  .....    10,000                 62,500
                                               --------------------------
SINGAPORE
GP Batteries International  .....    30,000                 72,300
Overseas Chinese Bank ...........     1,000                 12,513
Overseas Union Bank Ltd. ........     3,000                 20,679
                                               --------------------------
 TOTAL SINGAPORE (0.4%) .........                          105,492
                                               --------------------------
SPAIN
Banco de Valencia ...............    12,000                167,890
Banco Popular ...................       200                 36,821
Bankinter--Banco Interc Espana*       1,000                 97,113


                               35






THE HUDSON RIVER TRUST
INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1995




                                    NUMBER OF           VALUE
                                     SHARES            (NOTE 1)
--------------------------------  -----------  --------------------------

COMMON STOCKS (Continued):
Centros Comerciales Pryca S.A.  .     3,650            $    76,449
Construcciones Auxiliar Ferro  ..       500                 17,694
Corporacion Mapfre Cia Inter  ...     2,700                150,879
Cubiertas* ......................     2,000                110,610
Fomento de Construcciones Y
 Contratas S.A. .................     1,200                 91,846
Hidroelectrica del Cantabrico  ..     4,000                138,260
Repsol SA .......................     3,000                 98,141
Telefonica de Espana ............     3,000                 41,479
Viscofan Envoltura ..............     2,500                 29,628
                                               --------------------------
 TOTAL SPAIN (3.7%) .............                        1,056,810
                                               --------------------------
SWEDEN
Astra AB (Series B) .............     2,000                 79,190
Autoliv AB (ADS) ................     1,200                 70,097
BT Industries AB*+ ..............     8,500                 91,497
Kalmar Industries AB+ ...........     4,000                 65,941
Nordbanken AB*+ .................     5,800                100,418
                                               --------------------------
 TOTAL SWEDEN (1.4%) ............                          407,143
                                               --------------------------
SWITZERLAND
BBC Brown Boveri ................        70                 81,282
Roche Holdings AG Genusscheine  .        10                 79,073
                                               --------------------------
 TOTAL SWITZERLAND (0.6%)  ......                          160,355
                                               --------------------------
THAILAND (0.4%)
Total Access Communication*+  ...    16,000                104,000
                                               --------------------------
UNITED KINGDOM
Aran Energy PLC* ................    30,000                 35,886
Barclays Bank ...................    10,000                114,804
British Airways .................    10,000                 72,393
Capital Radio PLC* ..............    10,000                 82,802
Carlton Communications PLC  .....    10,000                150,068
Filtronic Comtek PLC ............     2,000                 15,411
Grand Metropolitan ..............    12,000                 86,499
Hanson PLC ......................    16,000                 47,848
McBride PLC*+ ...................    20,000                 60,587
Mirror Group Newspapers PLC  ....    10,000                 27,342
Misys PLC* ......................    10,000                 88,550
Morrison (Wm.) Supermarkets  ....    80,000                176,478
Powergen PLC (ADR) ..............     3,000                 24,817
Powerscreen International  ......    30,000                180,593
Rank Organisation PLC ...........     8,000                 57,915
Reed International ..............     6,000                 91,532
Tate & Lyle PLC .................    12,000                 87,990
Tomkins PLC .....................    25,000                109,522
WPP Group PLC ...................    30,000                 76,432
Zeneca Group PLC ................     4,000                 77,426
                                               --------------------------
 TOTAL UNITED KINGDOM (5.8%)  ...                        1,664,895
                                               --------------------------
TOTAL COMMON STOCKS (61.1%)
 (Cost $16,634,981) .............                       17,521,899
                                               --------------------------





PREFERRED STOCKS:
FINLAND (0.4%)
Nokia Corp. (ADR) ................ 3,000         $   116,625
                                                ------------
GERMANY (0.5%)
Fielmann AG DEM5 ................. 2,600             134,519
                                                ------------
SOUTH KOREA (0.3%)
Korea Electric Power (ADR)  ...... 3,000              79,500
                                                ------------
TOTAL PREFERRED STOCKS (1.2%)
 (Cost $295,547) .................                   330,644
                                                ------------
                                     PRINCIPAL
                                      AMOUNT
                                   -----------
LONG-TERM DEBT SECURITIES:
NETHERLANDS (0.1%)
Boskalis Westminster
 5.25% Conv., 06/01/00 ........... $50,000            30,373
                                                ------------
TOTAL LONG-TERM DEBT SECURITIES (0.1%)
 (Amortized Cost $27,968) ........                    30,373
                                                ------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT
Federal Home Loan Bank
 5.54%, due 01/03/96 ............. 6,000,000       5,996,307
Federal Home Loan Mortgage Corp.
 5.75%, due 01/02/96 ............. 5,300,000       5,297,460
                                                ------------
 TOTAL U.S. GOVERNMENT (39.3%)  ..                11,293,767
                                                ------------
TOTAL SHORT-TERM DEBT SECURITIES (39.3%)
 (Amortized Cost $11,293,767)  ...                11,293,767
                                                ------------
TOTAL INVESTMENTS (101.7%)
 (Cost/Amortized Cost $28,252,263)                29,176,683
LIABILITIES IN EXCESS OF CASH AND
 RECEIVABLES (-1.7%) .............                  (492,820)
                                                ------------
NET ASSETS (100.0%) ..............               $28,683,863
                                                ============


MARKET SECTOR DIVERSIFICATION
As a Percentage of Total Equity
 Investments
Basic Materials ........     4.9%
Business Services ......     9.6
Capital Goods ..........    14.4
Consumer Cyclicals  ....    18.4
Consumer Non-Cyclicals      12.8
Credit Sensitive .......    21.7
Energy .................     3.1
Technology .............    14.1
Diversified ............     1.0
                         -------
                           100.0%
                         =======

------------
* Non-income producing.

+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers.

See Notes to Financial Statements.

                               36






THE HUDSON RIVER TRUST
AGGRESSIVE STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1995



                                    NUMBER OF       VALUE
                                     SHARES        (NOTE 1)
--------------------------------  -----------  ---------------

COMMON STOCKS:
BASIC MATERIALS
CHEMICALS--SPECIALTY (1.4%)
Cytec Industries, Inc.* .........     242,200    $ 15,107,225
UCAR International, Inc.*  ......     698,200      23,564,250
                                               ---------------
                                                   38,671,475
                                               ---------------
METALS & MINING (0.7%)
Newmont Mining Corp. ............     440,000      19,910,000
                                               ---------------
 TOTAL BASIC MATERIALS (2.1%)  ..                  58,581,475
                                               ---------------
BUSINESS SERVICES
ENVIRONMENTAL CONTROL (1.8%)
USA Waste Services, Inc.*  ......   2,508,600      47,349,825
                                               ---------------
PRINTING, PUBLISHING &
 BROADCASTING (2.4%)
Infinity Broadcasting Corp.
 (Class A)* .....................   1,531,500      57,048,375
Playboy Enterprises, Inc.
 (Class B)*++ ...................     931,200       7,798,800
                                               ---------------
                                                   64,847,175
                                               ---------------
PROFESSIONAL SERVICES (0.5%)
Loewen Group, Inc. ..............     558,700      14,142,094
                                               ---------------
TRUCKING, SHIPPING (2.2%)
TNT Freightways Corp. ...........     480,550       9,671,069
Xtra Corp.++ ....................   1,186,300      50,417,750
                                               ---------------
                                                   60,088,819
                                               ---------------
 TOTAL BUSINESS SERVICES (6.9%)                   186,427,913
                                               ---------------
CONSUMER CYCLICALS
AIRLINES (5.1%)
America West Airlines, Inc.
 (Class B)* .....................   1,565,100      26,606,700
Delta Air Lines, Inc. ...........     257,000      18,985,875
Northwest Airlines Corp.
 (Class A)* .....................     624,200      31,834,200
Southwest Airlines Co. ..........     852,200      19,813,650
USAir Group, Inc.* ..............   2,968,200      39,328,650
                                               ---------------
                                                  136,569,075
                                               ---------------
APPAREL, TEXTILE (3.8%)
Jones Apparel Group* ............     375,700      14,793,188
Nine West Group, Inc.*++ ........   2,341,600      87,810,000
                                               ---------------
                                                  102,603,188
                                               ---------------
FOOD SERVICES, LODGING (3.8%)
Extended Stay America, Inc. *  ..     480,300      13,208,250
HFS, Inc.* ......................     653,600      53,431,800
Host Marriott Corp. * ...........   2,798,100      37,074,825
                                               ---------------
                                                  103,714,875
                                               ---------------
HOUSEHOLD FURNITURE, APPLIANCES (1.8%)
Industrie Natuzzi (ADR) .........   1,081,300      49,063,988
                                               ---------------
LEISURE RELATED (4.8%)
Ascent Entertainment Group,
 Inc.* ..........................     374,000       5,890,500
Heritage Media Corp.
 (Class A)* .....................     692,850      17,754,281
ITT Corp. .......................   1,049,300      55,612,900
Mirage Resorts, Inc.* ...........     787,300      27,161,850
Sierra On-line, Inc.* ...........     772,900      22,220,875
                                               ---------------
                                                  128,640,406
                                               ---------------





COMMON STOCKS (Continued):
PHOTO & OPTICAL (0.2%)
Luxottica Group (ADR) ...........      93,700    $  5,481,450
                                               ---------------
RETAIL--GENERAL (10.4%)
Bed Bath & Beyond, Inc.* ........   1,336,800      51,884,550
Federated Department Stores,
 Inc.* ..........................   3,730,500     102,588,750
Office Depot, Inc.* .............   2,823,025      55,754,744
Office Max, Inc.* ...............   2,807,300      62,813,337
Staples, Inc.* ..................     375,800       9,160,125
                                               ---------------
                                                  282,201,506
                                               ---------------
 TOTAL CONSUMER CYCLICALS (29.9%)                 808,274,488
                                               ---------------
CONSUMER NONCYCLICALS
DRUGS (3.8%)
Amgen, Inc.* ....................     419,900      24,931,563
Biogen, Inc.* ...................     354,000      21,771,000
Centocor, Inc.* .................   1,111,600      34,320,650
Cephalon, Inc.* .................     464,500      18,928,375
Pharmacyclics, Inc.* ............     173,000       2,422,000
                                               ---------------
                                                  102,373,588
                                               ---------------
HOSPITAL SUPPLIES & SERVICES (12.7%)
Apria Healthcare Group, Inc.*  ..   1,217,380      34,390,985
Boston Scientific Corp.* ........     849,700      41,635,300
Healthsouth Corp.* ..............   1,974,900      57,518,962
Healthwise of America, Inc.*++  .     946,135      36,899,265
Manor Care, Inc. ................     695,200      24,332,000
Saint Jude Medical, Inc.*  ......     759,150      32,643,450
Summit Technology, Inc.* ........     551,950      18,628,313
Sun Healthcare Group, Inc.*++  ..   2,555,700      34,501,950
Surgical Care Affiliates, Inc.  .   1,819,800      61,873,200
                                               ---------------
                                                  342,423,425
                                               ---------------
 TOTAL CONSUMER NONCYCLICALS (16.5%)              444,797,013
                                               ---------------
CREDIT SENSITIVE
INSURANCE (6.5%)
CNA Financial Corp.* ............   1,102,600     125,145,100
ITT Hartford Group, Inc. ........   1,049,300      50,759,887
                                               ---------------
                                                  175,904,987
                                               ---------------
UTILITY--TELEPHONE (4.4%)
Telephone & Data Systems, Inc.++    2,981,100     117,753,450
                                               ---------------
 TOTAL CREDIT SENSITIVE (10.9%)                   293,658,437
                                               ---------------
ENERGY
OIL--DOMESTIC (1.0%)
Diamond Shamrock, Inc. ..........     424,400      10,981,350
Snyder Oil Corp. ................   1,229,300      14,905,262
                                               ---------------
                                                   25,886,612
                                               ---------------
OIL--SUPPLIES & CONSTRUCTION (10.1%)
Arethusa (Off-Shore) Ltd.  ......     754,800      21,134,400
Diamond Offshore Drilling, Inc.*    1,960,900      66,180,375
Global Marine, Inc.* ............   6,292,600      55,060,250
Noble Drilling Corp.* ...........   3,875,300      34,877,700
Reading & Bates Corp.* ..........   2,518,600      37,779,000
Rowan Cos., Inc.* ...............   4,133,400      40,817,325
Sonat Offshore Drilling, Inc.  ..     354,700      15,872,825
                                               ---------------
                                                  271,721,875
                                               ---------------
 TOTAL ENERGY (11.1%) ...........                 297,608,487
                                               ---------------



                               37






THE HUDSON RIVER TRUST
AGGRESSIVE STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1995



                                    NUMBER OF       VALUE
                                     SHARES        (NOTE 1)
--------------------------------  -----------  ---------------

COMMON STOCKS (Continued):
TECHNOLOGY
ELECTRONICS (3.3%)
Applied Materials, Inc. *  ......     276,400   $   10,883,250
Bay Networks, Inc.* .............     353,350       14,531,519
ITT Industries, Inc. ............   1,049,300       25,183,200
Parametric Technology Corp.*  ...     564,600       37,545,900
                                               ---------------
                                                    88,143,869
                                               ---------------
OFFICE EQUIPMENT (0.9%)
Dell Computer Corp.* ............     318,800       11,038,450
Storage Technology Corp.*  ......     585,600       13,981,200
                                               ---------------
                                                    25,019,650
                                               ---------------
OFFICE EQUIPMENT SERVICES (2.7%)
Hummingbird Communications Ltd.*      112,300        4,548,150
Informix Corp.* .................   1,727,300       51,819,000
Sybase, Inc. * ..................     442,300       15,922,800
                                               ---------------
                                                    72,289,950
                                               ---------------
TELECOMMUNICATIONS (10.0%)
American Satellite
 Network--Warrants * ............      49,450                0
Andrew Corp.* ...................     577,400       22,085,550
Ascend Communications, Inc. *  ..     185,600       15,056,800
Cellular Communications, Inc.
 (Class A) ......................     605,329       30,115,118
DSC Communications Corp. *  .....     521,300       19,222,937
Mannesmann AG (ADR) .............     243,600       77,464,800
Millicom International Cellular
 S.A.* ..........................   1,140,215       34,776,557
Tellabs, Inc. * .................     498,900       18,459,300
U.S. Cellular Corp.* ............   1,043,000       35,201,250
Vanguard Cellular Systems, Inc.
 (Class A)* .....................     981,550       19,876,388
                                               ---------------
                                                   272,258,700
                                               ---------------
 TOTAL TECHNOLOGY (16.9%)  ......                  457,712,169
                                               ---------------
DIVERSIFIED (1.1%)
MISCELLANEOUS
Pittston Services Group .........     925,600       29,040,700
                                               ---------------
TOTAL COMMON STOCKS (95.4%)
 (Cost $2,062,941,937) ..........                2,576,100,682
                                               ---------------






                                 PRINCIPAL       VALUE
                                   AMOUNT       (NOTE 1)
-----------------------------  ------------  --------------
SHORT-TERM DEBT SECURITIES:
BANKERS' ACCEPTANCES (0.0%)
Bank of Tokyo
 6.12%, due 02/05/96 .........  $ 1,000,000   $      993,710
                                             --------------
CERTIFICATES OF DEPOSIT Mitsubishi Bank Ltd.-N.Y.:
 6.0%, due 01/10/96 ..........   10,000,000       10,000,000
 6.0%, due 02/29/96 ..........   15,000,000       15,003,063
                                             --------------
 TOTAL CERTIFICATES OF DEPOSIT (0.9%)             25,003,063
                                             --------------
COMMERCIAL PAPER
Ciesco LP
 5.8%, due 01/04/96 ..........      500,000          499,597
Equipment Funding, Inc.
 5.87%, due 02/07/96 .........    9,100,000        9,042,132
Hanson PLC
 5.68%, due 02/08/96 .........    7,300,000        7,253,929
International Securitization
 6.0%, due 01/04/96 ..........   25,000,000       24,979,167
Ranger Funding Corp.
 5.69%, due 02/09/96 .........    7,000,000        6,954,638
Sheffield Receivables Corp.
 5.73%, due 01/19/96 .........    1,500,000        1,495,225
                                             --------------
 TOTAL COMMERCIAL PAPER (1.9%)                    50,224,688
                                             --------------
TIME DEPOSITS (0.9%)
Harris Trust & Savings
 5.875%, due 01/02/96 ........   23,000,000       23,000,000
                                             --------------
TOTAL SHORT-TERM DEBT SECURITIES (3.7%)
 (Amortized Cost $99,218,398)                     99,221,461
                                             --------------
TOTAL INVESTMENTS (99.1%)
 (Cost/Amortized Cost $2,162,160,335)          2,675,322,143
CASH AND RECEIVABLES
 LESS LIABILITIES (0.9%)  ....                    25,192,706
                                             --------------
NET ASSETS (100.0%) ..........                $2,700,514,849
                                             ==============



------------

* Non-income producing.

++ Affiliated  company as defined under the Investment  Company Act of 1940 (see
   Note 5).

                      See Notes to Financial Statements.


                               38





THE HUDSON RIVER TRUST
CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1995



                                    NUMBER OF       VALUE
                                     SHARES        (NOTE 1)
--------------------------------  -----------  ---------------

COMMON STOCKS:
BASIC MATERIALS
CHEMICALS (0.6%)
Air Products & Chemicals, Inc.        4,000      $  211,000
Hercules, Inc. .................     25,000       1,409,375
                                               ------------
                                                  1,620,375
                                               ------------
METALS & MINING (0.3%)
Aluminum Co. of America ........     12,000         634,500
                                               ------------
 TOTAL BASIC MATERIALS (0.9%)  .                  2,254,875
                                               ------------
BUSINESS SERVICES (0.4%)
PROFESSIONAL SERVICES
Reynolds & Reynolds Co. ........     25,000         971,875
                                               ------------
CAPITAL GOODS
ELECTRICAL EQUIPMENT (0.7%)
General Electric Co. ...........     25,000       1,800,000
                                               ------------
MACHINERY (0.2%)
Deere & Co. ....................     12,000         423,000
                                               ------------
 TOTAL CAPITAL GOODS (0.9%)  ...                  2,223,000
                                               ------------
CONSUMER CYCLICALS
FOOD SERVICES, LODGING (0.4%)
McDonald's Corp. ...............     25,000       1,128,125
                                               ------------
PHOTO & OPTICAL (0.3%)
Eastman Kodak Co. ..............     10,000         670,000
                                               ------------
RETAIL--GENERAL (0.1%)
Rite Aid Corp. .................      8,300         284,275
                                               ------------
 TOTAL CONSUMER CYCLICALS (0.8%)                  2,082,400
                                               ------------
CONSUMER NONCYCLICALS
BEVERAGES (0.6%)
Coca-Cola Co. ..................     20,000       1,485,000
                                               ------------
FOODS (0.2%)
IBP, Inc. ......................     12,000         606,000
                                               ------------
DRUGS (0.6%)
Pfizer, Inc. ...................     25,000       1,575,000
                                               ------------
HOSPITAL SUPPLIES & SERVICES (0.7%)
Medtronic, Inc. ................     30,000       1,676,250
                                               ------------
SOAPS & TOILETRIES (0.7%)
Gillette Corp. .................     32,100       1,673,213
                                               ------------
TOBACCO (0.8%)
Philip Morris Cos., Inc.  ......     21,000       1,900,500
UST, Inc. ......................      6,000         200,250
                                               ------------
                                                  2,100,750
                                               ------------
 TOTAL CONSUMER NONCYCLICALS (3.6%)               9,116,213
                                               ------------
CREDIT SENSITIVE
BANKS (1.4%)
Bank of New York Co. ...........     40,000       1,950,000
Citicorp .......................     15,000       1,008,750
First Bank Systems, Inc.  ......     10,000         496,250
                                               ------------
                                                  3,455,000
                                               ------------
FINANCIAL SERVICES (0.2%)
American Express Co. ...........     15,000         620,625
                                               ------------
INSURANCE (0.9%)
AFLAC, Inc. ....................     15,000         650,625
General Reinsurance Corp.  .....     10,000       1,550,000
                                               ------------
                                                  2,200,625
                                               ------------




COMMON STOCKS (Continued):
UTILITY--GAS (0.2%)
ENRON Corp. ....................     15,000      $  571,875
                                               ------------
UTILITY--TELEPHONE (1.1%)
Ameritech Corp. ................     20,000       1,180,000
NYNEX Corp. ....................     28,800       1,555,200
                                               ------------
                                                  2,735,200
                                               ------------
 TOTAL CREDIT SENSITIVE (3.8%)                    9,583,325
                                               ------------
ENERGY
OIL--DOMESTIC (0.3%)
Amoco Corp. ....................     12,000         862,500
                                               ------------
OIL--INTERNATIONAL (0.5%)
Mobil Corp. ....................     10,000       1,120,000
                                               ------------
 TOTAL ENERGY (0.8%) ...........                  1,982,500
                                               ------------
TECHNOLOGY (0.2%)
ELECTRONICS
Molex, Inc. ....................       14,000       444,500
                                               ------------
DIVERSIFIED (0.1%)
MISCELLANEOUS
Allied Signal, Inc. ............        8,000       380,000
                                               ------------
 TOTAL COMMON STOCKS (11.5%)
  (Cost $20,755,754) ...........                 29,038,688
                                               ------------
                                   PRINCIPAL
                                     AMOUNT
                                 ------------
LONG-TERM DEBT SECURITIES:
BUSINESS SERVICES
PRINTING, PUBLISHING &
 BROADCASTING (5.7%) Tele-Communications, Inc.
 8.0%, 08/01/05 ................  $ 6,475,000     6,873,147
Time Warner Entertainment
 8.375%, 03/15/23 ..............    7,000,000     7,535,570
                                               ------------
 TOTAL BUSINESS SERVICES (5.7%)                  14,408,717
                                               ------------
CREDIT SENSITIVE
BANKS (3.9%)
Abbey National PLC
 6.69%, 10/17/05 ...............    3,500,000     3,632,405
Chemical Banking Corp.
 8.625% Sub. Deb., 05/01/02  ...    5,500,000     6,220,390
                                               ------------
                                                  9,852,795
                                               ------------
FINANCIAL SERVICES (3.1%)
Lehman Brothers Holdings
 8.75%, 03/15/05 ...............    6,800,000     7,732,280
                                               ------------
INSURANCE (2.8%)
Prudential Insurance Co.
 8.1%, 07/15/15+ ...............    6,800,000     7,165,840
                                               ------------
MORTGAGE RELATED (10.7%)
Federal National Mortgage
 Association:
 6.0%, 11/01/08 ................    3,853,201     3,814,669
 6.0%, 11/01/10 ................   17,548,890    17,373,401
Premier Auto Trust
 7.15%, 02/04/99 ...............    5,650,000     5,780,628
                                               ------------
                                                 26,968,698
                                               ------------


                               39






THE HUDSON RIVER TRUST
CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1995



                                   PRINCIPAL      VALUE
                                     AMOUNT      (NOTE 1)
-------------------------------  ------------  -------------

LONG-TERM DEBT SECURITIES (Continued):
FOREIGN GOVERNMENT (2.2%)
Generalitat de Catalunya
 6.375%, 12/15/07 ..............  $ 5,500,000   $  5,534,012
                                               -------------
U.S. GOVERNMENT (49.6%)
U.S. Treasury:
 5.5% Note, 11/15/98 ...........   27,000,000     27,194,049
 7.75% Note, 12/31/99 ..........    5,000,000      5,428,125
 6.125% Note, 09/30/00 .........   20,000,000     20,625,000
 5.75% Note, 10/31/00 ..........   11,765,000     11,945,145
 6.375% Note, 08/15/02 .........    7,800,000      8,194,875
 6.5% Note, 08/15/05 ...........   16,005,000     17,050,319
 6.875% Bond, 08/15/25 .........   30,665,000     34,593,947
                                               -------------
                                                 125,031,460
                                               -------------
 TOTAL CREDIT SENSITIVE (72.3%)                  182,285,085
                                               -------------
TOTAL LONG-TERM DEBT SECURITIES (78.0%)
 (Amortized Cost $190,548,258)                   196,693,802
                                               -------------
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER
Alamo Funding
 5.7%, Due 02/02/96 ............  $ 3,000,000   $  2,983,850
                                               -------------
ESC Securitization, Inc.
 5.8%, Due 02/01/96 ............   10,000,000      9,946,833
                                               -------------
 TOTAL COMMERCIAL PAPER (5.1%)                    12,930,683
                                               -------------
U.S. GOVERNMENT (3.9%)
Federal Home Loan Mortgage
 Corp.
5.75%, Due 01/02/96 ............    9,600,000      9,595,400
                                               -------------
TOTAL SHORT-TERM DEBT SECURITIES (9.0%)
 (Amortized Cost $22,526,083)  .                  22,526,083
                                               -------------
TOTAL INVESTMENTS (98.5%)
 (Cost/Amortized Cost $233,830,095)              248,258,573
CASH AND RECEIVABLES
 LESS LIABILITIES (1.5%) .......                   3,842,422
                                               -------------
NET ASSETS (100.0%) ............                $252,100,995
                                               =============



------------

+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers.

See Notes to Financial Statements.

                               40






THE HUDSON RIVER TRUST
BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1995


                                   PRINCIPAL      VALUE
                                     AMOUNT      (NOTE 1)
--------------------------------  ------------  -------------

COMMON STOCKS:
BASIC MATERIALS
CHEMICALS (3.0%)
Freeport-McMoRan, Inc. ..........    107,500      $ 3,977,500
Hercules, Inc. ..................    140,000        7,892,500
IMC Global, Inc. ................    260,000       10,627,500
Monsanto Co. ....................    193,000       23,642,500
                                                -------------
                                                   46,140,000
                                                -------------
CHEMICALS--SPECIALTY (1.0%)
Morton International, Inc.  .....    150,000        5,381,250
UCAR International, Inc.*  ......    170,000        5,737,500
Wellman, Inc. ...................    176,500        4,015,375
                                                -------------
                                                   15,134,125
                                                -------------
METALS & MINING (0.2%)
Alumax, Inc.* ...................     96,900        2,967,562
Nord Resources Corp.* ...........     26,078           58,676
                                                -------------
                                                    3,026,238
                                                -------------
PAPER (0.2%)
Champion International Corp.  ...     71,000        2,982,000
                                                -------------
STEEL (0.0%)
Lukens, Inc. ....................     20,000          575,000
                                                -------------
 TOTAL BASIC MATERIALS (4.4%)  ..                  67,857,363
                                                -------------
BUSINESS SERVICES
ENVIRONMENTAL CONTROL (0.1%)
WMX Technologies, Inc. ..........     70,000        2,091,250
                                                -------------
PRINTING, PUBLISHING &
 BROADCASTING (3.0%)
Cablevision System Corp.
 (Class A)* .....................    152,500        8,273,125
Clear Channel Communications,
 Inc.* ..........................    243,000       10,722,375
Comcast Corp. (Class A) SPL  ....    355,000        6,456,563
Infinity Broadcasting Corp.
 (Class A)* .....................    140,500        5,233,625
Liberty Media Group (Class A)*  .    381,000       10,239,375
Tele-Communications, Inc.
 (Class A)* .....................    255,000        5,068,125
Tele-Communications
 International, Inc.* ...........     10,000          227,500
                                                -------------
                                                   46,220,688
                                                -------------
PROFESSIONAL SERVICES (0.2%)
Ideon Group, Inc. ...............    260,700        2,639,587
                                                -------------
TRUCKING, SHIPPING (0.2%)
Sea Containers Ltd. .............     98,800        1,716,650
                                                -------------
 TOTAL BUSINESS SERVICES (3.5%)                    52,668,175
                                                -------------
CAPITAL GOODS
AEROSPACE (0.3%)
Boeing Co. ......................     40,000        3,135,000
Coltec Industries, Inc.* ........    200,000        2,325,000
                                                -------------
                                                    5,460,000
                                                -------------
BUILDING & CONSTRUCTION (0.2%)
American Standard Companies,
 Inc.* ..........................    100,000        2,800,000
                                                -------------
BUILDING MATERIALS
 & FOREST PRODUCTS (0.2%)
Martin Marietta Materials, Inc.      150,000        3,093,750
                                                -------------
ELECTRICAL EQUIPMENT (0.2%)
General Electric Co. ............     40,000        2,880,000
                                                -------------
MACHINERY (0.4%)
Solectron Corp.* ................    141,500        6,243,688
                                                -------------
 TOTAL CAPITAL GOODS (1.3%)  ....                  20,477,438
                                                -------------




COMMON STOCKS (Continued):
CONSUMER CYCLICALS
AIRLINES (0.3%)
Northwest Airlines Corp.
 (Class A)* .....................     75,000      $ 3,825,000
                                                -------------
AUTOS & TRUCKS (0.4%)
Autozone, Inc.* .................    210,000        6,063,750
                                                -------------
FOOD SERVICES, LODGING (0.9%)
John Q. Hammons Hotels, Inc.
 (Class A)* .....................    300,000        2,775,000
La Quinta Motor Inns, Inc.  .....    120,000        3,285,000
McDonald's Corp. ................    160,000        7,220,000
                                                -------------
                                                   13,280,000
                                                -------------
HOUSEHOLD FURNITURE, APPLIANCES (0.1%)
First Brands Corporation ........     38,600        1,838,325
                                                -------------
LEISURE RELATED (2.3%)
Carnival Corp. ..................    310,000        7,556,250
Cyrk, Inc.* .....................    212,800        2,074,800
Disney (Walt) Co. ...............    145,000        8,555,000
Gaylord Entertainment Co.
 (Class A) ......................    216,930        6,019,807
ITT Corp. .......................    214,600       11,373,800
                                                -------------
                                                  35,579,657
                                                -------------
PHOTO & OPTICAL (0.3%)
Eastman Kodak Co. ...............     62,000       4,154,000
                                                -------------
RETAIL--GENERAL (0.6%)
Fingerhut Companies, Inc.  ......    484,200       6,718,275
Payless Cashways, Inc.* .........    435,000       1,848,750
Tandy Corp. .....................     35,000       1,452,500
                                                -------------
                                                  10,019,525
                                                -------------
 TOTAL CONSUMER CYCLICALS (4.9%)                  74,760,257
                                                -------------
CONSUMER NONCYCLICALS
BEVERAGES (1.5%)
Coca-Cola Co. ...................     80,000       5,940,000
Pepsico, Inc. ...................    315,000      17,600,625
                                                -------------
                                                  23,540,625
                                                -------------
DRUGS (4.1%)
Biogen, Inc.* ...................     40,000       2,460,000
Centocor, Inc.* .................    136,500       4,214,437
Lilly (Eli) & Co. ...............     89,500       5,034,375
Merck & Co., Inc. ...............    215,000      14,136,250
Pharmacia & Upjohn, Inc. ........    157,330       6,096,538
Pfizer, Inc. ....................    150,000       9,450,000
Schering Plough Corp. ...........    160,000       8,760,000
Warner-Lambert Co. ..............    124,100      12,053,213
                                                -------------
                                                  62,204,813
                                                -------------
HOSPITAL SUPPLIES & SERVICES (2.6%)
Amsco International, Inc.*  .....    189,700       2,821,787
Columbia/HCA Healthcare Corp.  ..    260,000      13,195,000
Guidant Corp. ...................     60,000       2,535,000
Healthsource, Inc.* .............    200,000       7,200,000
Summit Technology, Inc.* ........     80,000       2,700,000
United Healthcare Corp. .........    120,000       7,860,000
U.S. Healthcare, Inc. ...........     80,000       3,720,000
                                                -------------
                                                  40,031,787
                                                -------------
RETAIL--FOOD (0.1%)
Kroger Co.* .....................     31,992       1,199,700
                                                -------------
SOAPS & TOILETRIES (0.9%)
Gillette Corp. ..................    265,000      13,813,125
                                                -------------


                               41






THE HUDSON RIVER TRUST
BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1995


                                    NUMBER OF       VALUE
                                     SHARES        (NOTE 1)
--------------------------------  ------------  -------------

COMMON STOCKS (Continued):
TOBACCO (3.2%)
Loews Corp. .....................    130,000     $ 10,188,750
Philip Morris Cos., Inc. ........    425,000       38,462,500
                                                -------------
                                                   48,651,250
                                                -------------
 TOTAL CONSUMER NONCYCLICALS (12.4%)              189,441,300
                                                -------------
CREDIT SENSITIVE
BANKS (0.6%)
NationsBank Corp. ...............    140,000        9,747,500
                                                -------------
FINANCIAL SERVICES (1.2%)
Household International, Inc.  ..     50,000        2,956,250
MBNA Corp. ......................    185,000        6,821,875
Merrill Lynch & Co., Inc.  ......    165,000        8,415,000
                                                -------------
                                                   18,193,125
                                                -------------
INSURANCE (6.0%)
Aetna Life & Casualty Co.  ......    117,900        8,164,575
American International
 Group, Inc. ....................    130,000       12,025,000
CNA Financial Corp.* ............     15,400        1,747,900
General Re Corp. ................     32,000        4,960,000
ITT Hartford Group, Inc. ........    164,700        7,967,362
Life Re Corp. ...................    205,500        5,137,500
MGIC Investment Corp. ...........     80,000        4,340,000
NAC Re Corp. ....................    100,000        3,600,000
PMI Group, Inc. .................    110,000        4,977,500
TIG Holdings, Inc. ..............    240,000        6,840,000
Transatlantic Holdings, Inc.  ...     80,100        5,877,338
Travelers Group, Inc. ...........    422,000       26,533,250
                                                -------------
                                                   92,170,425
                                                -------------
UTILITY--GAS (0.7%)
ENRON Corp. .....................    295,000       11,246,875
                                                -------------
UTILITY--TELEPHONE (2.2%)
AT&T Corp. ......................    250,000       16,187,500
Telefonos de Mexico, L ..........    150,000        4,781,250
Telephone & Data Systems, Inc.  .    271,600       10,728,200
                                                -------------
                                                   31,696,950
                                                -------------
 TOTAL CREDIT SENSITIVE (10.7%)                   163,054,875
                                                -------------
ENERGY
OIL--DOMESTIC (1.2%)
Atlantic Richfield Co. ..........     35,000        3,876,250
Tom Brown, Inc.* ................    120,000        1,755,000
Louis Dreyfus Natural Gas Corp.*     245,400        3,711,675
Louisiana Land & Exploration
 Corp. ..........................     94,200        4,038,825
Occidental Petroleum Corp.  .....    203,700        4,354,088
                                                -------------
                                                   17,735,838
                                                -------------
OIL--SUPPLIES & CONSTRUCTION (0.3%)
Smith International, Inc.*  .....    180,000        4,230,000
                                                -------------
RAILROADS (0.3%)
Union Pacific Corp. .............     73,000        4,818,000
                                                -------------
 TOTAL ENERGY (1.8%) ............                  26,783,838
                                                -------------




TECHNOLOGY
ELECTRONICS (4.4%)
Altera Corp.* ...................     85,000        4,228,750
Applied Materials, Inc.* ........    275,500       10,847,812
Bay Networks, Inc.* .............    151,500        6,230,438
Cisco Systems, Inc.* ............    120,000        8,955,000
General Instrument Corp.*  ......    221,300        5,172,888
Intel Corp. .....................    215,000       12,201,250
ITT Industries, Inc. ............    209,600        5,030,400
COMMON STOCKS (Continued):
Lam Research Corp.* .............     55,000     $  2,516,250
Motorola, Inc. ..................     40,000        2,280,000
National Semiconductor Corp.*  ..    257,620        5,732,045
3Com Corp.* .....................     70,000        3,263,750
                                                -------------
                                                   66,458,583
                                                -------------
OFFICE EQUIPMENT (1.9%)
Ceridian Corp.* .................    342,800       14,140,500
Compaq Computer Corp.* ..........    235,000       11,280,000
Compuware Corp.* ................    226,400        4,188,400
                                                -------------
                                                   29,608,900
                                                -------------
OFFICE EQUIPMENT SERVICES (1.8%)
First Data Corp. ................    100,000        6,687,500
General Motors Corp. (Class E)  .    130,000        6,760,000
Informix Corp.* .................     40,000        1,200,000
Microsoft Corp.* ................     45,000        3,948,750
Oracle Corp.* ...................    205,000        8,686,875
                                                -------------
                                                   27,283,125
                                                -------------
TELECOMMUNICATIONS (2.9%)
AirTouch Communications, Inc.*  .    321,800        9,090,850
Commnet Cellular, Inc.* .........     80,000        2,310,000
Cox Communications, Inc.
 (Class A)* .....................    410,000        7,995,000
Glenayre Technologies, Inc.*  ...     45,000        2,801,250
MCI Communications Corp. ........    477,500       12,474,687
Millicom International Cellular
 S.A.* ..........................     14,800          451,400
Scientific Atlanta, Inc. ........    339,800        5,097,000
Tellabs, Inc.* ..................     90,000        3,330,000
                                                -------------
                                                   43,550,187
                                                -------------
 TOTAL TECHNOLOGY (11.0%)  ......                 166,900,795
                                                -------------
DIVERSIFIED
MISCELLANEOUS (1.1%)
Alco Standard Corp. .............    160,000        7,300,000
Allied Signal, Inc. .............    190,000        9,025,000
                                                -------------
 TOTAL DIVERSIFIED (1.1%)  ......                  16,325,000
                                                -------------
TOTAL COMMON STOCKS (51.1%)
 (Cost $682,448,018) ............                 778,269,041
                                                -------------
PREFERRED STOCKS:
BASIC MATERIALS
METALS & MINING (0.1%)
Reynolds Metals Co.
 7.0% Conv., 12/31/97 ...........     20,700        1,047,937
                                                -------------
PAPER (0.0%)
James River Corp.
 9.0% Conv. .....................     19,300          451,138
                                                -------------
 TOTAL BASIC MATERIALS (0.1%)  ..                   1,499,075
                                                -------------
CAPITAL GOODS (0.1%)
ELECTRICAL EQUIPMENT
Westinghouse Electric Corp.
 $1.3 Conv.+ ....................    123,100        1,954,212
                                                -------------
CONSUMER CYCLICALS (0.1%)
AIRLINES
Continental Air Finance Trust
 8.5% Conv.+ ....................     28,200        1,508,700
                                                -------------
CONSUMER  NONCYCLICALS  (0.1%)  HOSPITAL  SUPPLIES & SERVICES FHP  International
Corp.
 5.0% Conv. Series A ............     46,700        1,243,388
                                                -------------


                               42






THE HUDSON RIVER TRUST
BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1995



                                    NUMBER OF       VALUE
                                     SHARES        (NOTE 1)
--------------------------------  ------------  -------------

PREFERRED STOCKS (Continued):
CREDIT SENSITIVE
BANKS (0.1%) First Chicago NBD Corp.
 5.75% Conv. Series B ...........       28,300    $ 1,896,100
                                                -------------
FINANCIAL SERVICES (0.1%) Allstate Corp.
 $2.3 Conv. .....................       22,000        902,000
First USA
 $6.25% Conv. ...................       31,200      1,232,400
                                                -------------
                                                    2,134,400
                                                -------------
INSURANCE (0.1%)
Travelers Group, Inc.
 5.5% Conv. Series B ............       16,100      1,404,725
                                                -------------
UTILITY--TELEPHONE (0.2%) LCI International, Inc.
 5.0% Conv. .....................       55,000      2,942,500
                                                -------------
 TOTAL CREDIT SENSITIVE (0.5%)  .                   8,377,725
                                                -------------
ENERGY (0.1%) OIL--DOMESTIC ENRON Corp.
 6.25% Conv.* ...................       42,100      1,010,400
                                                -------------
TOTAL PREFERRED STOCKS (1.0%)
 (Cost $13,943,336) .............                  15,593,500
                                                -------------
                                    PRINCIPAL
                                      AMOUNT
                                  ------------
LONG-TERM DEBT SECURITIES:
BUSINESS SERVICES
ENVIRONMENTAL CONTROL (0.2%)
Thermo Electron Corp.
 5.0% Euro Conv., 04/15/01  .....  $ 2,115,000      3,579,638
                                                -------------
PRINTING, PUBLISHING &
 BROADCASTING (2.6%) Tele-Communications, Inc.
 10.125%, 04/15/22 ..............   17,325,000     21,706,146
Time Warner Entertainment Co.
 8.375%, 03/15/23 ...............   16,350,000     17,600,939
                                                -------------
                                                   39,307,085
                                                -------------
PROFESSIONAL SERVICES (0.4%) Career Horizons, Inc.
 7.0% Conv., 11/01/02+ ..........      805,000        915,688
Danka Business Systems PLC
 6.75% Conv., 04/01/02 ..........    1,600,000      2,266,000
First Financial Management Corp.
 5.0% Conv., 12/15/99 ...........    1,815,000      2,944,838
                                                -------------
                                                    6,126,526
                                                -------------
 TOTAL BUSINESS SERVICES (3.2%)                    49,013,249
                                                -------------
CAPITAL GOODS MACHINERY (0.4%) Solectron Corp.
 Zero Coupon Conv. Sub. Note,
 05/05/12 .......................    4,050,000      3,715,875
Titan Wheel International, Inc.
 4.75% Conv., 12/01/00 ..........    1,425,000      1,882,781
                                                -------------
 TOTAL CAPITAL GOODS (0.4%)  ....                   5,598,656
                                                -------------






                                       PRINCIPAL      VALUE
                                        AMOUNT       (NOTE 1)
----------------------------------  -------------  --------------
LONG-TERM DEBT SECURITIES (Continued):
CONSUMER CYCLICALS
FOOD SERVICES, LODGING (0.1%)
HFS, Inc.
 4.5% Conv., 10/01/99 .............   $  735,000      $1,697,850
                                                   --------------
RETAIL--GENERAL (0.2%)
Federated Department Stores, Inc.
 5.0% Conv., 10/01/03 .............    1,110,000       1,110,000
Lowes Cos., Inc.
 3.0% Conv., 07/22/03 .............    1,165,000       1,518,868
                                                   --------------
                                                       2,628,868
                                                   --------------
 TOTAL CONSUMER CYCLICALS (0.3%)                       4,326,718
                                                   --------------
CONSUMER NONCYCLICALS
DRUGS (0.1%) Genzyme Corp.
 6.75% Conv., 10/01/01 ............      910,000       1,131,812
                                                   --------------
HOSPITAL SUPPLIES & SERVICES (0.3%) Healthsouth Corp.
 5.0% Conv., 04/01/01 .............    1,150,000       1,857,250
Integrated Health Services
 5.75% Conv., 01/01/01+ ...........    2,245,000       2,259,031
Omnicare, Inc.
 5.75% Conv., 10/01/03 ............      155,000         480,888
                                                   --------------
                                                       4,597,169
                                                   --------------
 TOTAL CONSUMER NONCYCLICALS (0.4%)                    5,728,981
                                                   --------------
CREDIT SENSITIVE
BANKS (0.6%)
Abbey National PLC
 6.69%, 10/17/05 ..................    8,750,000       9,081,013
                                                   --------------
FINANCIAL SERVICES (4.6%) Commercial Credit Co.
 6.125%, 12/01/05 .................   10,000,000       9,903,990
Farmers Insurance Exchange
 8.5%, 08/01/04 ...................   19,750,000      20,758,633
Lehman Brothers Holdings, Inc.
 8.5%, 05/01/07 ...................   19,000,000      21,320,280
Liberty Mutual Insurance Co.
 8.5%, 05/15/25 ...................   14,375,000      15,998,800
Medaphis Corp.
 6.5% Conv., 01/01/00+ ............      840,000       2,233,350
                                                   --------------
                                                      70,215,053
                                                   --------------
FOREIGN GOVERNMENT (1.3%)
Italy Global Bond
 6.875%, 09/27/23 .................   20,000,000      19,531,000
                                                   --------------
MORTGAGE RELATED (2.9%)
Federal National Mortgage
 Association
 6.0%, 06/01/09 ...................   46,326,416      45,214,582
                                                   --------------
U.S. GOVERNMENT (24.7%)
U.S. Treasury
 5.625% Note, 06/30/97 ............   68,000,000      68,446,212
 7.25% Note, 02/15/98 .............   42,800,000      44,498,606
 5.875% Note, 08/15/98 ............   25,000,000      25,390,625
 7.75% Note, 12/31/99 .............   50,400,000      54,715,500
 7.75% Note, 01/31/00 .............   56,000,000      60,847,470
 6.75% Note, 04/30/00 .............   35,600,000      37,469,000
 5.75% Note, 10/31/00 .............   45,000,000      45,689,040


                               43






THE HUDSON RIVER TRUST
BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1995



                                       PRINCIPAL       VALUE
                                        AMOUNT        (NOTE 1)
----------------------------------  -------------  --------------

LONG-TERM DEBT SECURITIES (Continued):
 6.5% Note, 08/15/05 ..............   $13,730,000   $   14,626,734
 7.625% Bond, 02/15/25 ............     6,755,000        8,253,766
 6.875% Bond, 08/15/25 ............    14,000,000       15,793,750
                                                   --------------
                                                       375,730,703
                                                   --------------
UTILITY--ELECTRIC (1.1%) GG1B Funding Corp.
 7.43%, 01/15/11 ..................    17,612,675       17,641,560
                                                   --------------
UTILITY--TELEPHONE (0.2%) Worldcom, Inc.
 5.0% Conv., 08/15/03 .............     2,345,000        2,485,700
                                                   --------------
 TOTAL CREDIT SENSITIVE (35.4%)  ..                    539,899,611
                                                   --------------
TECHNOLOGY
ELECTRONICS (0.8%)
Altera Corp.
 5.75% Conv. Sub. Note, 06/15/02+       1,165,000        1,357,225
Cypress Semiconductor Corp.
 3.15% Conv., 03/15/01+ ...........       855,000          869,963
Integrated Device Technology, Inc.
 5.5% Conv., 06/01/02 .............     1,630,000        1,332,525
LSI Logic Corp.
 5.5% Conv., 03/15/01+ ............       595,000        1,614,681
Lam Research Corp.
 6.0% Conv. Sub. Deb., 05/01/03  ..     1,005,000        1,866,788
Motorola, Inc.
 Zero Coupon Conv., 09/27/13  .....       455,000          346,938
Sanmina Corporation
 5.5% Conv., 08/15/02+ ............     1,815,000        1,985,156
3Com Corp.
 10.25% Conv., 11/01/01+ ..........     1,415,000        2,260,463
                                                   --------------
                                                        11,633,739
                                                   --------------
TELECOMMUNICATIONS (0.3%)
Bay Networks, Inc.
 5.25% Conv., 05/15/03+ ...........     2,055,000        2,224,538
U.S. Cellular Corp.
 Zero Coupon Conv. 06/15/15 .......     7,120,000        2,509,800
                                                   --------------
                                                         4,734,338
                                                   --------------
 TOTAL TECHNOLOGY (1.1%) ..........                     16,368,077
                                                   --------------
TOTAL LONG-TERM DEBT SECURITIES (40.8%)
 (Amortized Cost $597,595,463)  ...                    620,935,292
                                                   --------------
SHORT-TERM DEBT SECURITIES:
CERTIFICATES OF DEPOSIT
Mitsubishi Bank Ltd.--N.Y.
 6.0%, due 02/29/96 ...............   $15,000,000   $   15,003,063
Norinchuckin Bank Ltd.
 5.84%, due 03/11/96 ..............    15,000,000       15,011,969
National Westminster Bank--USA
 5.81%, due 01/22/96 ..............     6,000,000        6,000,000
                                                   --------------
 TOTAL CERTIFICATES OF DEPOSIT (2.4%)                   36,015,032
                                                   --------------





COMMERCIAL PAPER
Alamo Funding
 5.75%, due 02/02/96 ..............     5,000,000        4,972,847
ASI Funding Corp.:
 5.715%, due 02/02/96 .............     5,000,000        4,973,012
 5.73%, due 02/02/96 ..............     2,500,000        2,486,471
Corporate Asset Funding Co., Inc.
 5.9%, due 01/02/96 ...............     8,100,000        8,096,018
General Electric Capital Corp.
 5.58%, due 03/08/96 ..............     5,000,000        4,948,729
Greenwich Funding
 5.72%, due 02/09/96 ..............    14,400,000       14,306,192
Hanson PLC
 5.7%, due 01/26/96 ...............     7,500,000        7,467,938
Province of British Columbia
 5.61%, due 03/15/96 ..............     1,500,000        1,483,090
Riverwood Funding Corp.
 5.7%, due 02/13/96 ...............     5,000,000        4,964,375
                                                   --------------
 TOTAL COMMERCIAL PAPER (3.5%)                          53,698,672
                                                   --------------
TOTAL SHORT-TERM DEBT SECURITIES (5.9%)
 (Amortized Cost $89,695,232)  ....                     89,713,704
                                                   --------------
TOTAL INVESTMENTS (98.8%)
 (Cost/Amortized Cost $1,383,682,049)                1,504,511,537
CASH AND RECEIVABLES
 LESS LIABILITIES (1.2%) ..........                     18,630,191
                                                   --------------
NET ASSETS (100.0%) ...............                 $1,523,141,728
                                                   ==============




------------

* Non-income producing.

+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers.

                      See Notes to Financial Statements.

                               44






THE HUDSON RIVER TRUST
GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1995



                                    NUMBER OF       VALUE
                                     SHARES        (NOTE 1)
--------------------------------  -----------  --------------------------

COMMON STOCKS:
BASIC MATERIALS
CHEMICALS (2.3%)
Air Products & Chemicals, Inc.  .     60,000           $ 3,165,000
Bayer AG ........................        500               132,762
Dainippon Ink & Chemical, Inc.  .     20,000                93,172
Hercules, Inc. ..................    300,000            16,912,500
Indo Gulf Fertilisers (GDR)  ....     50,000                65,000
Ishihara Sangyo Ltd.* ...........     88,000               285,521
Sanyo Chemicals .................      4,000                38,005
Sekisui Chemical Co. Ltd.  ......     19,000               279,709
                                               --------------------------
                                                        20,971,669
                                               --------------------------
CHEMICALS--SPECIALTY (0.2%)
SGL Carbon AG*+ .................     15,000             1,171,426
UCAR International, Inc.*  ......      8,000               270,000
                                               --------------------------
                                                         1,441,426
                                               --------------------------
METALS & MINING (1.0%)
Aluminum Co. of America .........    160,000             8,460,000
Biron Corp.* ....................     80,000                26,757
Gwalia Consolidated .............     95,800               163,768
                                               --------------------------
                                                         8,650,525
                                               --------------------------
PAPER (0.1%)
Asia Pacific Resources
 International Holdings Ltd.
 (Class A)* .....................      5,000                23,750
Enso-Gutzeit, Series R ..........     30,000               200,010
Fletcher Forestry Shares ........      4,256                 6,066
Grupo Industrial Durango (ADR)*       12,000                79,500
Mayr-Melnhof Karten Aktien+  ....      1,500                75,070
Nippon Paper Industries .........     26,000               180,552
Oji Paper .......................     30,000               271,380
                                               --------------------------
                                                           836,328
                                               --------------------------
STEEL (0.1%)
Acerinox S.A. ...................        500                50,490
British Steel ...................     50,000               126,416
Hitachi Metals Ltd. .............     15,000               187,409
SSAB Svenskt Stal (Class B)  ....     20,000               201,738
Sumitomo Metal Industries*  .....    140,000               424,407
                                               --------------------------
                                                           990,460
                                               --------------------------
 TOTAL BASIC MATERIALS (3.7%)  ..                       32,890,408
                                               --------------------------
BUSINESS SERVICES
ENVIRONMENTAL CONTROL (0.2%)
Powerscreen International  ......     65,000               391,288
Tomra Systems ...................    120,000               947,924
                                               --------------------------
                                                         1,339,212
                                               --------------------------
PRINTING, PUBLISHING &
 BROADCASTING (0.3%)
Carlton Communications PLC  .....     20,000               300,136
Elsevier ........................     45,000               599,976
Mirror Group Newspapers PLC  ....     40,000               109,366
Nippon Television Network  ......      1,880               502,547
Oriental Press Group ............    200,000                60,782
Reed International ..............     10,000               152,554
Sunshine Broadcasting Network  ..     27,000                34,115
Toppan Printing Co. .............     35,000               461,017
COMMON STOCKS (Continued):
United Newspapers PLC ...........     10,000           $    86,219
Ver Ned Uitgevers ...............      2,500               343,133
                                               --------------------------
                                                         2,649,845
                                               --------------------------





PROFESSIONAL SERVICES (1.2%)
Apcoa Parking AG* ...............      3,000               197,678
Asatsu, Inc. ....................      7,600               319,458
Automated Security Holdings*  ...     51,041                21,409
Randstadt Holdings N.V. .........      3,000               136,069
Reynolds & Reynolds Co. .........    260,000            10,107,500
Secom Co. .......................      1,000                69,540
WPP Group PLC ...................     50,000               127,387
                                               --------------------------
                                                        10,979,041
                                               --------------------------
TRUCKING, SHIPPING (0.1%)
Autostrade Conc E Costr-Priv  ...     30,000                32,872
Brambles Industries Ltd. ........     15,000               167,231
Irish Continental Group .........     30,000               225,645
Kawasaki Kisen* .................     85,000               270,024
Western Bulk Shipping+ ..........     31,500               144,321
Yamato Transport ................      4,000                47,651
                                               --------------------------
                                                           887,744
                                               --------------------------
 TOTAL BUSINESS SERVICES (1.8%)                         15,855,842
                                               --------------------------
CAPITAL GOODS
BUILDING & CONSTRUCTION (0.4%)
BBC Brown Boveri ................        350               406,412
Bufete Industrial S.A. (ADS)*  ..      2,700                40,500
Chloride Group ..................    230,000                83,073
Fomento de Construcciones Y
 Contratas S.A. .................        500                38,269
Fukuda Corp. ....................     12,000               108,668
Japan Industrial Land* ..........      6,000               230,702
Kanamoto--Rights* ...............        200                     0
Kanamoto Co. Ltd. ...............      2,200                28,552
Kaneshita Construction ..........     18,000               242,324
Kvaerner AS (Series A)* .........        500                19,748
Macmahon Holdings Ltd. ..........    700,000               343,382
Nanno Construction Co. Ltd.*  ...     20,000               224,697
National House Industrial  ......      3,000                54,915
Oriental Construction Co.  ......      4,000                85,230
Paul Y.-ITC Construction ........    400,000                77,077
Paul Y.-ITC Construction--
 Warrants* ......................     80,000                 2,478
Penta Ocean Construction ........     20,000               154,964
PS Corp. ........................     14,000               254,915
Royal Plastics Group Ltd.*+  ....     10,000               144,630
Sho Bond Construction ...........      9,000               302,470
Toda Construction ...............     24,000               208,039
Wesco, Inc. .....................      7,500               181,598
                                               --------------------------
                                                         3,232,643
                                               --------------------------
BUILDING MATERIALS
 & FOREST PRODUCTS (0.1%)
Advan Co.* ......................      7,000               183,051
C.I. Holdings BHD ...............     21,000                74,418
Lafarge Canada ..................      3,000                55,198
Lafarge Corp. ...................      3,300               212,871
Nichiha .........................     11,000               249,298
                                               --------------------------
                                                           774,836
                                               --------------------------


                               45






THE HUDSON RIVER TRUST
GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1995



                                    NUMBER OF           VALUE
                                     SHARES            (NOTE 1)
--------------------------------  -----------  --------------------------

COMMON STOCKS (Continued):
ELECTRICAL EQUIPMENT (1.7%)
General Electric Co. ............    200,000           $14,400,000
Omron Corp. .....................     15,000               345,763
Vae Eisenbahnsys ................      1,633               137,559
                                               --------------------------
                                                        14,883,322
                                               --------------------------
MACHINERY (1.0%)
Asahi Diamond Industry Co. Ltd.        5,000                70,218
Construcciones Auxiliar Ferro  ..      3,000               106,166
Deere & Co. .....................    180,000             6,345,000
Fag Kugelfischer Georg Schaefer*         400                51,320
IHC Caland* .....................     10,000               336,435
Kalmar Industries AB+ ...........     12,000               197,824
Keppel Corp. ....................     18,000               160,339
Keyence Corp. ...................      4,500               518,644
Kurita Water Industries .........      3,000                79,903
Mitsubishi Heavy Industries Ltd.      60,000               478,257
Nippon Seiko K.K. ...............     31,000               225,182
SMC Corp. .......................      6,000               434,092
Yaskawa Electric Corp.* .........     55,000               259,419
                                               --------------------------
                                                         9,262,799
                                               --------------------------
 TOTAL CAPITAL GOODS (3.2%)  ....                       28,153,600
                                               --------------------------
CONSUMER CYCLICALS
AIRLINES (0.4%)
Air New Zealand Limted 'B'
 Shares .........................     50,000               169,975
British Airways .................     40,000               289,572
Delta Air Lines, Inc. ...........     40,000             2,955,000
KLM .............................     14,000               491,943
                                               --------------------------
                                                         3,906,490
                                               --------------------------
APPAREL, TEXTILE (0.1%)
Adidas AG*+ .....................     12,400               652,791
Teijin Ltd. .....................      9,000                46,024
                                               --------------------------
                                                           698,815
                                               --------------------------
AUTOS & TRUCKS (0.1%)
Honda Motor Corp. ...............     32,000               660,145
Toyota Motor Co. ................      5,000               106,053
Volvo AB (Series B) .............      5,000               102,375
                                               --------------------------
                                                           868,573
                                               --------------------------
AUTO RELATED (0.1%)
Autoliv AB ......................      3,000               175,241
Autoliv AB (ADS)*+ ..............      3,000               174,375
Mabuchi Motor ...................      7,000               435,254
Minebea Co. .....................     32,000               268,397
NGK Spark Plug Co. ..............      8,000               100,726
Pacific Dunlop ..................     10,000                23,412
                                               --------------------------
                                                         1,177,405
                                               --------------------------
FOOD SERVICES, LODGING (2.4%)
AAPC Limited ....................    400,000               217,029
Marriott International, Inc.  ...    240,000             9,180,000
McDonald's Corp. ................    260,000            11,732,500
QPQ Corporation* ................     16,400                30,750
QPQ Corporation--Warrants*  .....     16,400                 7,688
                                               --------------------------
                                                        21,167,967
                                               --------------------------
HOUSEHOLD FURNITURE, APPLIANCES (0.2%)
Alpine Electronics ..............     15,000           $   252,785
Atag Holdings ...................        800                52,833
Industrie Natuzzi (ADR) .........      8,000               363,000
Maax, Inc.* .....................     22,000               161,107
Matsushita Electric Industries  .     13,000               211,525
Nippon Electric Glass ...........     20,000               379,661
Noritz Co. ......................      1,000                16,271
Philips Electronics .............      3,500               126,475
Philips Electronics N.V. (ADR)  .      3,000               107,625
                                               --------------------------
                                                         1,671,282
                                               --------------------------





LEISURE RELATED (1.0%)
Cinar Films, Inc. (Class B)*  ...     25,000               378,125
CUC International, Inc.* ........    240,000             8,190,000
Helicopter Line Ltd. ............     70,000               151,016
Nelvana Limited*+ ...............     18,000               250,449
Rank Organisation PLC ...........     20,000               144,786
Skis Rossignol ..................        100                27,438
                                               --------------------------
                                                         9,141,814
                                               --------------------------
PHOTO & OPTICAL (1.0%)
Eastman Kodak Co. ...............    140,000             9,380,000
                                               --------------------------
RETAIL--GENERAL (1.5%)
Centros Comerciales Pryca S.A.  .     11,350               237,726
Chiyoda Co.* ....................     10,000               232,446
Consolidated Stores Corp.*  .....     40,000               870,000
Dollar General Corp. ............    100,000             2,075,000
Doshisha Co.* ...................     14,000               497,627
Eidensha Co. Ltd. ...............     12,000               151,090
Eye Care Centers of
 America--Warrants* .............        500                 5,000
Fu Hui Jewellery * ..............    382,000                14,821
Homac Corp. .....................      1,100                19,496
Matsuyadenki Co. Industries  ....      7,000                82,712
Morrison (Wm.) Supermarkets  ....     10,000                22,060
Nissen Corp. Ltd. ...............      7,700               180,475
Office Depot, Inc.* .............    120,000             2,370,000
Paris Miki, Inc.* ...............     10,700               384,475
Rinascente ......................     13,000                78,673
Rite Aid Corp. ..................    160,000             5,480,000
Sato Corp. ......................      7,000               183,729
Shimamura Co. Ltd. ..............      7,000               270,508
Swank International
 Manufacturing ..................    400,000                46,039
Xebio Co. .......................      6,000               212,107
                                               --------------------------
                                                        13,413,984
                                               --------------------------
 TOTAL CONSUMER CYCLICALS (6.8%)                        61,426,330
                                               --------------------------
CONSUMER NONCYCLICALS
BEVERAGES (1.5%)
Coca-Cola Co. ...................    180,000            13,365,000
Grand Metropolitan ..............     42,000               302,746
Lion Nathan Ltd. ................     80,000               190,895
Panamerican Beverages ...........      2,000                64,000
                                               --------------------------
                                                        13,922,641
                                               --------------------------
FOODS (1.0%)
Fyffes PLC* .....................    100,000               172,835
IBP, Inc. .......................    160,000             8,080,000



                               46






THE HUDSON RIVER TRUST
GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1995



                                    NUMBER OF           VALUE
                                     SHARES            (NOTE 1)
--------------------------------  -----------  --------------------------

COMMON STOCKS (Continued):
NV (Verenigde Bed) Nutricia*+  ..      2,600           $    210,259
Shriram Industrial Enterprises
 Ltd. (GDR)+ ....................     24,000                 78,000
Shriram Industrial
 Enterprises Ltd.--Warrants*  ...      8,000                     80
Viscofan Envoltura ..............      9,000                106,659
                                               --------------------------
                                                          8,647,833
                                               --------------------------
CONTAINERS (0.3%)
Sealed Air Corp.* ...............     80,000              2,250,000
                                               --------------------------
DRUGS (2.9%)
Astra AB (Series A) .............     15,000                598,440
Cochlear Ltd.*+ .................    162,100                349,394
Merck KGAA*+ ....................      6,000                245,999
Novo-Nordisk AS .................      2,500                342,111
Pfizer, Inc. ....................    350,000             22,050,000
Roche Holdings AG Genusscheine  .         80                632,582
Sankyo Co. ......................     20,000                449,395
Sankyo Co.--Rights* .............      3,300                      0
Santen Pharmaceutical Co.  ......     20,000                453,269
Schwarz Pharma AG* ..............      2,000                 98,734
Taisho Pharmaceutical ...........     16,000                316,126
Takeda Chemical Industries  .....      3,000                 49,395
Yamanouchi Pharmaceutical  ......     14,000                301,017
Zeneca Group PLC ................     30,000                580,698
                                               --------------------------
                                                         26,467,160
                                               --------------------------
HOSPITAL SUPPLIES & SERVICES (4.0%)
Cardinal Health, Inc. ...........    120,000              6,570,000
Healthcare Compare Corp.*  ......    160,000              6,960,000
Medtronic, Inc. .................    380,000             21,232,500
Scandinavian Mobility
 International*+ ................     27,600                660,959
Tamro Group .....................     20,000                 87,821
Wright Medical Technology,
 Inc.--Warrants* ................        206                 33,990
                                               --------------------------
                                                         35,545,270
                                               --------------------------
RETAIL--FOOD (0.1%)
Casino Guichard-Perrachon*  .....      4,002                116,272
Seven-Eleven Japan Ltd. .........      5,000                352,542
York-Benimaru Co. ...............      1,000                 38,257
                                               --------------------------
                                                            507,071
                                               --------------------------
SOAPS & TOILETRIES (2.3%)
Gillette Corp. ..................    400,000             20,850,000
McBride PLC*+ ...................     60,000                181,760
                                               --------------------------
                                                         21,031,760
                                               --------------------------
TOBACCO (2.8%)
Philip Morris Cos., Inc. ........    260,000             23,530,000
UST, Inc. .......................     60,000              2,002,500
                                               --------------------------
                                                         25,532,500
                                               --------------------------
 TOTAL CONSUMER NONCYCLICALS (14.9%)                    133,904,235
                                               --------------------------





CREDIT SENSITIVE
BANKS (5.3%)
Advance Bank of Australia  ......     40,000                320,489
Akita Bank ......................     10,000                 78,547
Asahi Bank Ltd. .................      6,000                 75,545
Banco Latinoamericano de
 Exportaciones, S.A. ............      9,500           $    441,750
Banco Osorno Y La Union (ADR)  ..     16,000                222,000
Banco Popular ...................      1,200                220,923
Bancomer B Local* ...............     50,000                 13,934
Bank of New York Co. ............    480,000             23,400,000
Bankgesellschaft Berliner*  .....        300                 76,561
Barclays Bank ...................     30,000                344,411
Citicorp. .......................    200,000             13,450,000
First Bank Systems ..............    140,000              6,947,500
Fokus Bank* .....................      8,000                 43,289
Grupo Financiero Bancorte (Class
 B)* ............................     18,000                 16,752
Hock Hua Bank ...................     30,000                 85,049
HSBC Holding PLC ................     20,000                302,619
International Bank of Asia  .....    270,000                128,322
Mitsubishi Bank .................     11,000                258,886
Mitsubishi Trust & Banking  .....     22,000                366,489
Nordbanken AB*+ .................      6,200                107,343
Overseas Chinese Bank ...........      5,000                 62,566
Overseas Union Bank Ltd. ........     22,000                151,644
Schweiz Bankverein ..............        270                110,199
Toho Bank .......................     10,000                 72,155
Yamanashi Chuo Bank .............      8,000                 79,806
                                               --------------------------
                                                         47,376,779
                                               --------------------------
FINANCIAL SERVICES (0.8%)
American Express Co. ............    120,000              4,965,000
Credit Local de France ..........      3,500                280,515
Credit Saison Co. ...............     15,000                357,385
Hong Leong Finance ..............     50,000                142,100
Invesco .........................     60,000                236,287
JCG Holdings ....................     60,000                 43,841
Nichiei Co. Ltd. ................      6,000                447,458
Promise Co. Ltd. ................      6,000                288,814
Sanyo Shinpan Finance Co. Ltd.  .      4,500                370,460
Yamaichi Securities .............     50,000                388,862
                                               --------------------------
                                                          7,520,722
                                               --------------------------
INSURANCE (3.4%)
Aegon N.V. ......................     15,000                663,525
AFLAC, Inc. .....................    160,000              6,940,000
Corporacion Mapfre Cia Inter  ...      7,100                396,755
Fortis Amev N.V. ................      6,800                455,433
General Re Corp. ................    140,000             21,700,000
Koa Fire & Marine ...............     30,000                183,632
                                               --------------------------
                                                         30,339,345
                                               --------------------------
REAL ESTATE (0.1%)
Cheung Kong Holdings ............     30,000                182,735
Chubu Sekiwa Real Estate ........      4,000                 61,985
Daibiru Corp. ...................      7,000                 79,322
Hong Kong Land Holding ..........    100,000                184,998
Mitsubishi Estate Co. ...........     11,000                137,433
                                               --------------------------
                                                            646,473
                                               --------------------------
UTILITY--ELECTRIC (0.1%)
Enersis S.A. (ADR) ..............      6,000                171,000
EVN .............................      1,000                137,256



                               47






THE HUDSON RIVER TRUST
GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1995



                                    NUMBER OF           VALUE
                                     SHARES            (NOTE 1)
--------------------------------  -----------  --------------------------

COMMON STOCKS (Continued):
Hidroelectrica del Cantabrico  ..      2,000           $     69,131
Powergen PLC (ADR) ..............      1,250                 42,500
Veba AG .........................      9,000                382,805
                                               --------------------------
                                                            802,692
                                               --------------------------
UTILITY--GAS (0.7%)
ENRON Corp. .....................    160,000              6,100,000
                                               --------------------------
UTILITY--TELEPHONE (2.1%)
Cincinnati Bell, Inc. ...........     70,000              2,432,500
Kon PTT Nederland+ ..............      7,000                254,258
Nippon Telegraph & Telephone
 Corp. ..........................         33                266,877
NYNEX Corp. .....................    280,100             15,125,400
PT Indonesian Satellite (ADR)  ..      6,000                219,000
Stet-Societa Finanziaria
 Telefonica (ADR) ...............     30,000                 84,826
Tele Danmark AS, (B Shares)  ....      8,000                436,462
Telefonica de Espana SA .........     12,000                165,915
                                               --------------------------
                                                         18,985,238
                                               --------------------------
 TOTAL CREDIT SENSITIVE (12.5%)                         111,771,249
                                               --------------------------
ENERGY
OIL--DOMESTIC (1.1%)
Amoco Corp. .....................    140,000             10,062,500
XCL Corp. * .....................    200,000                 75,000
                                               --------------------------
                                                         10,137,500
                                               --------------------------
OIL--INTERNATIONAL (1.2%)
Ampolex Ltd.* ...................     15,000                 32,777
Canadian Occidental .............      3,000                 98,250
ENI Spa* ........................     91,000                318,049
Mobil Corp. .....................     80,000              8,960,000
Omv AG ..........................      5,000                433,572
Repsol SA .......................     10,000                327,138
Yukong Ltd. (GDS)* ..............        838                 14,559
Yukong Ltd. (GDR)*+ .............      7,000                 63,000
                                               --------------------------
                                                         10,247,345
                                               --------------------------
OIL--SUPPLIES & CONSTRUCTION (0.0%)
Coflexip (ADR) ..................     11,000                207,628
                                               --------------------------
RAILROADS (0.2%)
Hankyu Corp. ....................     24,000                131,332
Illinois Central Corp. ..........     40,000              1,535,000
                                               --------------------------
                                                          1,666,332
                                               --------------------------
 TOTAL ENERGY (2.5%) ............                        22,258,805
                                               --------------------------
TECHNOLOGY
ELECTRONICS (3.9%)
Applied Materials, Inc.* ........    100,000              3,937,500
ASM Lithography Holding N.V.*  ..      1,500                 51,867
Austria Mikro Systeme
 International+ .................      1,660                268,973
Aval Data* ......................      8,000                150,315
Futaba Corp. ....................      1,000                 45,811
GP Batteries International  .....    143,000                344,630
GP Batteries
 International--Rights* .........      5,750                  2,875
Hirose Electric Co. Ltd. ........      4,000                230,121
Hoya Corp. ......................     10,000                343,826
Kyocera Corp. ...................      4,000                297,143
Linear Technology Corp. .........    160,000           $  6,280,000
Molex, Inc. .....................    180,000              5,715,000
NEC Corp. .......................     40,000                488,136
Nikon Corp. .....................     16,000                216,949
Rohm Co. Ltd. ...................      9,000                508,184
TDK Corp. .......................      8,000                408,329
Tokyo Electron ..................     10,000                387,409
Tyco International, Ltd. ........    240,000              8,550,000
3Com Corp.* .....................    150,000              6,993,750
                                               --------------------------
                                                         35,220,818
                                               --------------------------





OFFICE EQUIPMENT (0.9%)
Canon, Inc. .....................     30,000                543,341
Fujitsu Ltd. ....................      4,000                 44,552
Ricoh Elemex Corp. ..............      5,000                 72,155
Sun Microsystems, Inc.* .........    160,000              7,300,000
                                               --------------------------
                                                          7,960,048
                                               --------------------------
OFFICE EQUIPMENT SERVICES (1.7%)
Accugraph Corp. (Class A)*  .....     30,000                 80,187
Getronics N.V. ..................      3,000                140,181
Istar Internet, Inc.*+ ..........     38,000                358,281
Merkantildata A/S ...............     10,000                112,171
Misys PLC* ......................     20,000                177,099
Oracle Corp.* ...................    140,000              5,932,500
Paychex, Inc. ...................    160,000              7,980,000
                                               --------------------------
                                                         14,780,419
                                               --------------------------
TELECOMMUNICATIONS (0.9%)
ADC Telecommunications, Inc.*  ..    140,000              5,110,000
BCE Mobile Communications, Inc.*       4,000                135,111
Bell Cablemedia PLC (ADR)*  .....      7,000                112,000
Cellular Communications Puerto
 Rico, Inc.* ....................      3,600                 99,900
Filtronic Comtek PLC ............    170,000              1,309,911
Hong Kong Telecommunications
 Ltd. ...........................     80,000                142,774
Mannesmann AG ...................      1,000                318,307
Rogers Cantel Mobile
 Communications, Inc.
 (Class B)* .....................      6,000                158,178
Tokyo Broadcasting System  ......     21,000                345,763
Total Access Communication*+  ...     96,000                624,000
                                               --------------------------
                                                          8,355,944
                                               --------------------------
 TOTAL TECHNOLOGY (7.4%) ........                        66,317,229
                                               --------------------------
DIVERSIFIED
MISCELLANEOUS (0.4%)
Alba ............................      2,000                122,955
Allied Signal, Inc. .............     60,000              2,850,000
Austral Enterprises BHD .........     33,333                 59,324
Austral Enterprises BHD--Rights*       6,666                      0
Crean (James) PLC--Units ........     40,000                124,825
Hanson PLC ......................     60,000                179,429
Indonesia Fund, Inc.* ...........      4,000                 40,500
International UNP Holdings*  ....    143,000                 48,171
International UNP
 Holdings--Warrants* ............    125,000                  6,032


                               48






THE HUDSON RIVER TRUST
GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1995



                                    NUMBER OF           VALUE
                                     SHARES            (NOTE 1)
--------------------------------  -----------  --------------------------

COMMON STOCKS (Continued):
Taiwan Fund .....................       5,000          $    102,500
Tomkins PLC .....................      70,000               306,661
                                               --------------------------
 TOTAL DIVERSIFIED (0.4%)  ......                         3,840,397
                                               --------------------------
TOTAL COMMON STOCKS (53.2%)
 (Cost $372,256,316) ............                       476,418,095
                                               --------------------------
PREFERRED STOCKS:
CONSUMER CYCLICALS (0.0%)
RETAIL--GENERAL
Fielmann AG .....................       4,200               217,300
                                               --------------------------
TECHNOLOGY (0.1%)
TELECOMMUNICATIONS
Nokia Oy Cum ....................      12,000               471,748
                                               --------------------------
TOTAL PREFERRED STOCKS (0.1%)
 (Cost $298,990) ................                           689,048
                                               --------------------------
                                   PRINCIPAL
                                     AMOUNT
                                  -----------
LONG-TERM DEBT SECURITIES:
BASIC MATERIALS
CHEMICALS (0.4%)
Buckeye Cellulos Corp. 8.5%,
 12/15/05 .......................  $  500,000               516,250
G-I Holdings
 Zero Coupon Sr. Disc. Note,
 10/01/98 .......................   1,000,000               775,000
Harris Chemical
 10.75%, 10/15/03 ...............     500,000               457,500
Pioneer Americas Corp.
 13.375%, 04/01/05 ..............     500,000               522,500
Sherritt Gordon
 9.75%, 04/01/03 ................   1,000,000             1,065,000
                                               --------------------------
                                                          3,336,250
                                               --------------------------
METALS & MINING (0.1%) Great Lakes Carbon Corp.
 10.0%, 01/01/06 ................     500,000               512,500
International Wire Group
 11.75%, 06/01/05 ...............     500,000               480,000
                                               --------------------------
                                                            992,500
                                               --------------------------
PAPER (0.4%)
Crown Paper Co.
 11.0%, 09/01/05 ................     500,000               437,500
Rapp International Finance
 11.5%, 12/15/00 ................     500,000               497,500
Repap New Brunswick
 9.875%, 07/15/00 ...............     500,000               501,250
Repap Wisconsin
 9.25%, 02/01/02 ................   1,000,000               950,000
Williamhouse--Regency of
 Delaware, Inc.
 12.0%, 11/15/05+ ...............   1,000,000             1,037,500
                                               --------------------------
                                                          3,423,750
                                               --------------------------
STEEL (0.0%)
Algoma Steel
 12.375%, 07/15/05 ..............     500,000               450,000
                                               --------------------------
 TOTAL BASIC MATERIALS (0.9%)  ..                         8,202,500
                                               --------------------------





COMMON STOCKS (Continued)

                                   PRINCIPAL      VALUE
                                     AMOUNT      (NOTE 1)
-------------------------------  ------------  -------------
LONG-TERM DEBT SECURITIES (Continued):
BUSINESS SERVICES
PRINTING, PUBLISHING & BROADCASTING (0.4%) Act III Broadcasting, Inc.
 10.25%, 12/15/05 ..............   $  500,000    $  508,750
Continental Cablevision
 8.3%, 05/15/06+ ...............    1,500,000     1,505,625
Fundy Cable Ltd.
 11.0%, 11/15/05 ...............      500,000       520,000
Pegasus Media & Communications
 12.5%, 07/01/05 ...............      500,000       495,000
                                               -------------
                                                  3,029,375
                                               -------------
TRUCKING, SHIPPING (0.2%) Penn Traffic Co.
 8.625%, 12/15/03 ..............    1,000,000       890,000
Stena AB
 10.5%, 12/15/05 ...............    1,000,000     1,020,000
                                               -------------
                                                  1,910,000
                                               -------------
 TOTAL BUSINESS SERVICES (0.6%)                   4,939,375
                                               -------------
CAPITAL GOODS AEROSPACE (0.1%) Howmet Corp.
 10.0%, 12/01/03+ ..............      500,000       520,000
                                               -------------
BUILDING & CONSTRUCTION (0.1%)
Boskalis Westminster
 5.25% Conv., 06/01/00 .........      900,000       546,707
                                               -------------
MACHINERY (0.1%)
Specialty Equipment Cos., Inc.
 11.375%, 12/01/03 .............    1,000,000     1,015,000
                                               -------------
 TOTAL CAPITAL GOODS (0.3%)  ...                  2,081,707
                                               -------------
CONSUMER CYCLICALS
APPAREL, TEXTILE (0.2%)
CMI Industries
 9.5%, 10/01/03 ................   1,000,000        810,000
Ithaca Industries
 11.125%, 12/15/02 .............     500,000        200,000
Tultex Corp.
 10.625%, 03/15/05 .............     500,000        512,500
                                               -------------
                                                  1,522,500
                                               -------------
HOUSEHOLD FURNITURE, APPLIANCES (0.0%)
Crain Industries 13.5%,
 08/15/05+ .....................     500,000        505,000
                                               -------------
RETAIL--GENERAL (0.1%)
Eye Care Centers of America
 12.0%, 10/01/03 ...............     500,000        465,000
Tag-Heuer International SA
 12.0%, 12/15/05+ ..............     500,000        500,000
                                               -------------
                                                    965,000
                                               -------------
 TOTAL CONSUMER CYCLICALS (0.3%)                  2,992,500
                                               -------------
CONSUMER NONCYCLICALS FOODS (0.1%) Carr-Gottstein Foods Co.
 12.0%, 11/15/05+ ..............     500,000        505,000
Specialty Foods Corp.
 11.125%, 10/01/02 .............     500,000        485,000
                                               -------------
                                                    990,000
                                               -------------


                               49






THE HUDSON RIVER TRUST
GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1995



                                   PRINCIPAL            VALUE
                                     AMOUNT            (NOTE 1)
--------------------------------  -----------  --------------------------

LONG-TERM DEBT SECURITIES (Continued):
CONTAINERS (0.0%) MVE, Inc.
 12.5%, 02/15/02 ...............  $   500,000   $    500,000
                                               -------------
SOAPS & TOILETRIES (0.1%)
Revlon Worldwide
 Zero Coupon, 03/15/98 .........    1,000,000        742,500
                                               -------------
 TOTAL CONSUMER NONCYCLICALS (0.2%)                2,232,500
                                               -------------
CREDIT SENSITIVE
BANKS (0.1%)
Firstbank Puerto Rico
 7.625%, 12/15/05 ..............      500,000        494,375
                                               -------------
FINANCIAL SERVICES (0.2%) Tembec Finance Corp.
 9.875%, 09/30/05 ..............    1,000,000        992,500
Trizec Finance Ltd.
 10.875%, 10/15/05 .............    1,000,000      1,025,000
                                               -------------
                                                   2,017,500
                                               -------------
GENERAL OBLIGATIONS (0.1%) Paxson Communications Corp.
 11.625%, 10/01/02+ ............    1,000,000      1,015,000
                                               -------------
REAL ESTATE (0.1%)
Scotsman Group
 9.5%, 12/15/00 ................    1,000,000      1,010,000
                                               -------------
U.S. GOVERNMENT (33.1%)
U.S. Treasury:
 5.625% Note, 06/30/97 .........   27,200,000     27,378,486
 7.25% Note, 02/15/98 ..........   30,200,000     31,398,547
 7.75% Note, 12/31/99 ..........   16,780,000     18,216,788
 6.75% Note, 04/30/00 ..........   31,250,000     32,890,625
 6.125% Note, 09/30/00 .........   25,000,000     25,781,250
 6.5% Note, 08/15/05 ...........   46,190,000     49,206,761
 6.875% Bond, 08/15/25 .........   98,440,000    111,052,625
                                               -------------
                                                 295,925,082
                                               -------------
UTILITY--ELECTRIC (0.1%)
California Energy
 9.875%, 06/30/03 ..............    1,000,000      1,050,000
                                               -------------
UTILITY--TELEPHONE (0.1%)
Telewest Communications PLC
 9.625%, 10/01/06 ..............    1,000,000      1,010,000
                                               -------------
 TOTAL CREDIT SENSITIVE (33.8%)                  302,521,957
                                               -------------
ENERGY OIL--DOMESTIC (0.1%) Clark USA, Inc.
 10.875%, 12/01/05+ ............      500,000        525,000
Gulf Canada Resources Ltd.
 9.625%, 07/01/05 ..............      500,000        527,500
                                               -------------
 TOTAL ENERGY (0.1%) ...........                   1,052,500
                                               -------------





TECHNOLOGY
TELECOMMUNICATIONS (0.7%)
Cai Wireless Systems, Inc.
 12.25%, 09/15/02 ..............      500,000        533,750
Century Communications
 9.5% Sr. Note, 03/01/05 .......  $   500,000   $    516,250
Clearnet Communications
 14.75%, 12/15/05 (a)(b) .......    1,000,000        520,000
Communication & Power Corp.
 12.0%, 08/01/05+ ..............      500,000        513,750
EZ Communications, Inc.
 9.75%, 12/01/05 ...............    1,000,000      1,005,000
Fonorola, Inc.
 12.5%, 08/15/02 ...............      500,000        525,000
Lenfest Communications
 8.375%, 11/01/05 ..............    1,000,000      1,003,750
Nextel Communications
 9.75%, 08/15/04 (b) ...........    1,500,000        813,750
Rogers Cablesystems Ltd.
 10.0%, 12/01/07 ...............      500,000        538,750
                                               -------------
 TOTAL TECHNOLOGY (0.7%)  ......                   5,970,000
                                               -------------
DIVERSIFIED MISCELLANEOUS (0.0%) Brierley Investment Ltd.
 9.0% Sub. Conv. Note, 06/30/98        14,000         10,434
Jordan Industries
 10.375%, 08/01/03 .............      500,000        445,000
                                               -------------
 TOTAL DIVERSIFIED (0.0%)  .....                     455,434
                                               -------------
TOTAL LONG-TERM DEBT SECURITIES (36.9%)
 (Amortized Cost $316,597,087)                   330,448,473
                                               -------------
SHORT-TERM DEBT SECURITIES:
BANK NOTES (0.8%)
NationsBank Corp. 7.03%, due
 02/09/96 ......................    7,500,000      7,508,514
                                               -------------
CERTIFICATES OF DEPOSIT (1.1%) Mitsubishi Bank Ltd.-N.Y.
 6.0%, due 02/29/96 ............   10,000,000     10,002,042
                                               -------------
COMMERCIAL PAPER (5.4%)
Alamo Funding
 5.74%, due 02/08/96 ...........    5,000,000      4,968,111
Allianz of America Financial
 5.66%, due 02/09/96 ...........    3,300,000      3,278,728
Beta Finance, Inc.
 5.68%, due 02/02/96 ...........    5,300,000      5,271,568
Ciesco LP
 5.8%, due 01/04/96 ............    9,500,000      9,492,347
Dynamic Funding Corp.
 6.08%, due 01/02/96 ...........    5,300,000      5,297,315
Hanson PLC
 5.7%, due 01/26/96 ............    6,600,000      6,571,785
Premium Funding
 5.75%, due 02/09/96 ...........   10,000,000      9,934,514
 5.67%, due 03/08/96 ...........    3,370,000      3,335,314
                                                -------------
 TOTAL COMMERCIAL PAPER (5.4%)                   48,149,682
                                               -------------


                                50






THE HUDSON RIVER TRUST
GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1995



                                   PRINCIPAL      VALUE
                                     AMOUNT      (NOTE 1)
--------------------------------  -----------    ----------------

SHORT-TERM DEBT SECURITIES (Continued):
TIME DEPOSITS (0.2%)
Harris Trust & Savings
 5.875%, due 01/02/96 .........   $1,800,000   $  1,800,000
                                              -------------
U.S. GOVERNMENT (0.4%)
Federal Home Loan Mortgage
 Corp.
 5.75%, due 01/02/96 ..........    3,850,000      3,848,155
                                              -------------
TOTAL SHORT-TERM DEBT SECURITIES (7.9%)
 (Amortized Cost $71,304,413)                    71,308,393
                                              -------------
TOTAL INVESTMENTS (98.1%)
 (Cost/Amortized Cost $760,456,806)             878,864,009
CASH AND RECEIVABLES
 LESS LIABILITIES (1.9%)  .....                  17,269,851
                                              -------------
NET ASSETS (100.0%) ...........                $896,133,860
                                              =============



* Non-income producing.

+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers.

(a) Consists of more than one class of securities traded together as a unit; generally bonds with attached stocks or warrants.

(b) Debt security initially issued in zero coupon form which converts to coupon form at a specific rate and date.

                      See Notes to Financial Statements.

                               51






THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS
December 31, 1995

1. Organization and Significant Accounting Policies

   The Hudson River Trust (Trust) (successor to The Hudson River Fund, Inc., a Maryland corporation organized in 1984) was formed as a Massachusetts business trust on July 10, 1987 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust has thirteen Portfolios (Portfolios) currently in operation: Money Market, Intermediate Government Securities, Quality Bond, High Yield, Growth and Income, Equity Index, Common Stock, Global, International, Aggressive Stock, Conservative Investors, Balanced and Growth Investors. The investment objectives of each Portfolio are as follows:

   Money Market Portfolio -- High level of current income, preserve its assets and maintain liquidity. The Portfolio pursues this objective by investing in primarily high quality U.S. dollar denominated money market instruments.

   Intermediate Government Securities Portfolio -- High current income consistent with relative stability of principal through investment primarily in debt securities issued or guaranteed as to principal and interest by the U.S. Government or any of its agencies or instrumentalities.

   Quality Bond Porfolio -- High current income consistent with preservation of capital by investing primarily in investment grade fixed income securities. The Portfolio reserves the right to invest in convertible debt securities, preferred stocks and dividend-paying common stocks.

   High Yield Portfolio -- High return by maximizing current income and, to the extent consistent with that objective, capital appreciation. The Portfolio pursues this objective by investing primarily in a diversified mix of high yield, fixed income securities involving greater volatility of price and risk of principal and income than high quality fixed income securities. The medium and lower quality debt securities in which the Portfolio may invest are known as "junk bonds."

   Growth and Income Portfolio -- High total return through a combination of current income and capital appreciation by investing primarily income-producing common stocks and securities convertible into common stocks.

   Equity Index Portfolio -- Total return before expenses that approximates the total return performance of the Standard & Poor's Corporation 500 Index, including reinvestment of dividends, at a risk level consistent with that of the Index.

   Common Stock Portfolio -- Long-term growth of its capital and increase income. The Portfolio pursues this objective by investing primarily in common stock and other equity-type instruments.

   Global Portfolio -- Long-term growth of capital. The Portfolio pursues this objective by investing primarily in equity securities of non-United States companies as well as United States issuers.

   International Portfolio -- Long-term growth of capital by investing primarily in a diversified portfolio of equity securities selected principally to permit participation in non-United States companies with prospects for growth.

   Aggressive Stock Portfolio -- Long-term growth of capital. The Portfolio pursues this objective by investing primarily in common stocks and other equity-type securities issued by quality small and intermediate sized companies with strong growth prospects.

   Conservative Investors Portfolio -- High total return without, in the investment adviser's opinion, undue risk to principal. The Portfolio pursues this objective by investing in a diversified mix of publicly traded equity and debt securities.

   Balanced Portfolio -- High return through both appreciation of capital and current income. The Portfolio pursues this objective by investing in a diversified portfolio of publicly traded equity and debt securities and short-term money market instruments.

                               52






THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1995

   Growth Investors Portfolio -- Highest total return consistent with the investment adviser's determination of reasonable risk. The Portfolio pursues this objective by investing in a diversified mix of publicly traded equity and fixed income securities, including at times common stocks issued by intermediate and small-sized companies and at times fixed income securities that are medium and lower equity debt securities known as "junk bonds."

   Shares of the Trust are offered to separate accounts of The Equitable Life Assurance Society of the United States (Equitable), a wholly-owned subsidiary of The Equitable Companies Incorporated, Equitable Variable Life Insurance Company (Equitable Variable), a wholly-owned subsidiary of the Equitable, and to separate accounts of other insurance companies unaffiliated with Equitable and Equitable Variable. Effective December 10, 1993 and December 14, 1994, the Board of Trustees approved the establishment of the Equity Index and International Portfolios, respectively. The Equity Index and International Portfolios commenced operations on March 1, 1994 and April 3, 1995, respectively, at an initial share value of $10.

   On September 15, 1993, the Trustees approved an application for an order of approval and exemption under the Investment Company Act of 1940 for filing with the Securities and Exchange Commission (SEC) for the substitution of shares of the Intermediate Government Securities Portfolio for shares of the Short-Term World Income Portfolio (STWIP) (Substitution). On February 22, 1994, 289,703 shares of STWIP with a value of $2,582,814 (including no unrealized appreciation or depreciation) were substituted for 254,893 shares of Intermediate Government Securities Portfolio with a net asset value at the date of substitution of $10.13 per share.

   The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

   The  following  is a summary of the  significant  accounting  policies of the
Trust:

   Stocks listed on national securities exchanges and certain over-the-counter issues traded on the NASDAQ national market system are valued at the last sale price, or, if there is no sale, at the latest available bid price. Other unlisted stocks are valued at their last sale price or, if no reported sale during the day, at a bid price estimated by a broker.

   Convertible preferred stocks listed on national securities exchanges are valued as of their last sale price or, if there is no sale, at the latest available bid price.

   Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more of the major dealers in such securities. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks.

   Mortgage backed and asset backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

   Purchased options, including options on futures, are valued at their last bid price. Written options are valued at their last asked price.

   Long-term corporate bonds are valued at prices obtained from a bond pricing service of a major dealer in bonds when such prices are available; however, when such prices are not available, such bonds are valued at a bid price estimated by a broker.

   U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities are valued at representative quoted prices.

                               53






THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1995

   Foreign  securities not traded directly,  or in American  Depository  Receipt
(ADR) or similar form in the United States, are valued at representative quoted prices in the currency of the country of origin.

   Except for the Money Market Portfolio, short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates market value. Short-term debt securities which mature in more than 60 days are valued at representative quoted prices. Short-term debt securities held in the Money Market Portfolio are valued at representative quoted prices regardless of the length of maturity.

   Futures and forward contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.

   Other securities, including restricted securities, and assets for which market quotations are not readily available or for which valuation cannot be provided, are valued at "fair value" as determined in good faith by the Valuation Committee of the Board of Trustees.

   Securities transactions are recorded on the trade date net of brokerage fees, commissions, and transfer fees.

   Interest income (including amortization of premium and discount on securities using the effective yield method) is accrued daily. Dividend income is recorded on the ex-dividend date.

   Realized gains and losses on the sale of investments are computed on the basis of the identified cost of the related investments sold.

   The Board of Trustees has approved the lending of Portfolio securities, through it's custodian bank Chase Manhattan Bank, N.A. (Chase) acting as lending agent, to certain broker-dealers in exchange for negotiated lenders' fees. Any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. All loans will be collateralized in the form of cash or U.S. Government securities. Chase will indemnify the Portfolios from any loss resulting from a borrower's failure to return a loaned security when due. At December 31, 1995, the value of securities loaned and cash collateral received were as follows:



                                       VALUE OF         CASH
                                      SECURITIES     COLLATERAL
PORTFOLIO                               LOANED        RECEIVED
----------------------------------  -------------  -------------

Intermediate Government Securities   $  6,492,875   $  6,643,688
Quality Bond ......................    19,809,132     20,985,500
High Yield ........................    17,898,413     18,254,850
Growth and Income .................     1,179,525      1,066,750
Equity Index ......................       462,625        476,000
Common Stock ......................    18,258,363     18,344,700
Global ............................    32,200,575     34,167,000
International .....................       355,466        375,100
Aggressive Stock ..................    65,958,738     65,963,300
Conservative Investors ............    90,882,271     93,741,041
Balanced ..........................   155,564,647    160,627,359
Growth Investors ..................   175,250,230    181,639,018


   At December 31, 1995, the Growth and Income Portfolio had on loan a security having a value of $843,150 and collateralized at $726,350. Subsequent to year end, the Portfolio was furnished with additional collateral to meet the minimum requirement until the security was returned.

   Chase invests the cash collateral and retains a portion of the interest earned. During the year ended December 31, 1995, the Intermediate Government Securities, Quality Bond, High Yield, Growth and Income,

                               54






THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1995

Equity Index, Common Stock, Global, International, Aggressive Stock, Conservative Investors, Balanced and Growth Investors Portfolios received $11,432, $8,015, $5,001, $459, $244, $8,519, $20,716, $189, $22,717, $72,882,
$117,251 and $120,212, respectively, of security loan fees, net of rebates paid. Such net fees are included in interest income in the accompanying Statements of Operations.

   The books and records of the Trust are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid price last quoted by a composite list of major U.S. banks at the following dates:

    (i) market value of investment securities, other assets and liabilities--at the valuation date.

   (ii) purchase and sales of investment securities, income and expenses--at the date of such transactions.

   The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Net currency gains or losses realized and unrealized as a result of differences between interest or dividends and withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amount actually received or paid are presented under foreign currency transactions in the realized and unrealized gains and losses section of the Statements of Operations.

   The Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal income tax provision is required. Dividends from net investment income are declared and distributed quarterly; dividends from net realized short-term and long-term capital gains are declared and distributed annually to the shareholders of the Portfolios to which such gains are attributable. All dividends are reinvested in additional full and fractional Shares of the related Portfolios. All dividends are distributed on a tax basis and as such, the amounts may differ from financial statement investment income and realized capital gains.

   Options Written:

   All Portfolios (except for the Money Market and Equity Index Portfolios) may write (sell) covered options as a hedge to provide protection against adverse movements in the price of securities in the portfolio or to enhance investment performance. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted on a daily basis to the current market price of the option written. Premiums received from writing options which expire unexercised are recognized as gains on the expiration date. In writing options, a Portfolio must assume that the option may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds of the sale or cost of purchase of the underlying securities pursuant to the call or put option may be substantially below or above the prevailing market price. A Portfolio also has the additional risk of not being able to enter into a closing purchase transaction if a liquid secondary market does not exist and bears the risk of unfavorable changes in the price of the financial instruments underlying the options.

   Futures and Forward Contracts:

   Futures and forward contracts are agreements to buy or sell a security for a set price in the future. A Portfolio may buy or sell futures and forward contracts for the purpose of protecting its portfolio securities against future changes in interest rates which might adversely affect the value of the Portfolio's securities or the price of securities that it intends to purchase at a later date. Initial margin deposits are made upon entering into futures contracts and can be either in cash or treasury securities. During the period the futures and forward contracts are open, changes in the market price of the contract are recognized as unrealized gains or losses by "marking-to-market" at the end of each trading day. Variation margin payments on futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the

                               55






THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1995

closing transactions and the Portfolio's basis in the contract. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures and forward contracts and may incur a loss. The use of futures and forward contracts transactions involves the risk of imperfect correlation in movements in the price of futures and forward contracts, interest rates and the underlying hedged assets.

   Limitations on Market and Credit Risk:

   Written options, futures and forward contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The contract amounts of these written options, futures and forward contracts reflect the extent of the Portfolio's exposure to off-balance sheet risk. The Portfolio bears the market risk which arises from any changes in security values. The credit risk for futures contracts is limited to failure of the exchange or board of trade which acts as the counterparty to the Portfolio's futures transactions. Forward contracts are done directly with the counterparty and not through an exchange and can be terminated only by agreement of both parties to the contract. There is no daily margin settlement and the Portfolio is exposed to the risk of default by the counterparty.

   Statement of Position 93-2:

   For the year ended December 31, 1995, in conformity with Statement of Position 93-2 Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the reclassification arising from current book/tax differences resulted in increases (decreases) to the components of net assets as follows:



                                                                     EQUITY
                                       QUALITY BOND   HIGH YIELD      INDEX      COMMON STOCK      GLOBAL
                                        PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTOFLIO      PORTFOLIO
                                      ------------  ------------  -----------  --------------  ------------

Paid-in capital .....................   $(198,410)    $ (10,868)     $  (123)    $ (1,132,224)   $(546,316)
Undistributed (overdistributed) net
 investment income ..................    (737,714)      414,377       (7,126)      11,261,237      483,506
Accumulated net realized gain (loss)      936,124      (403,509)       7,249      (10,129,013)      62,810




                                                    AGGRESSIVE    CONSERVATIVE                   GROWTH
                                   INTERNATIONAL      STOCK        INVESTORS       BALANCED     INVESTORS
                                     PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO
                                 ---------------  ------------  --------------  ------------  -----------

Paid-in capital ................     $      --      $(790,113)       $(875)       $(172,395)    $  (2,453)
Undistributed (overdistributed)
 net investment income .........       246,525         26,778           --          (91,058)      388,829
Accumulated net realized gain
 (loss) ........................      (246,525)       763,335          875          263,453      (386,376)


                               56






THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1995

2. Management of the Trust

   Alliance Capital Management L.P. (Alliance), a publicly traded limited partnership, indirectly majority- owned by Equitable, is the investment adviser.
The investment advisory fees are as follows:



                                                                           DAILY AVERAGE NET ASSETS
                                                                               --------------------------------
                                                                  FIRST              NEXT             OVER
                                                               $350 MILLION      $400 MILLION     $750 MILLION
                                                            ----------------  ----------------  ----------------

Common Stock, Money Market and Balanced Portfolios  .......        .40%             .375%              .35%
Aggressive Stock and Intermediate Government Securities  ..
 Portfolios ...............................................        .50%             .475%              .45%
High Yield, Global, Conservative Investors and Growth
 Investors Portfolios .....................................        .55%             .525%              .50%
                                                                  FIRST              NEXT              OVER
                                                               $500 MILLION      $500 MILLION       $1 BILLION
                                                            ----------------  ----------------  ----------------
Quality Bond and Growth and Income Portfolios .............        .55%             .525%              .50%
                                                                  FIRST              NEXT              OVER
                                                               $750 MILLION      $750 MILLION      $1.5 BILLION
                                                            ----------------  ----------------  ----------------
Equity Index Portfolio ....................................        .35%              .30%              .25%
                                                                  FIRST              NEXT              OVER
                                                               $500 MILLION       $1 BILLION       $1.5 BILLION
                                                            ----------------  ----------------  ----------------
International Portfolio ...................................        .90%              .85%              .80%


3. Investment Transactions

   Investment security transactions, excluding short-term debt securities, for the Intermediate Government Securities, Quality Bond, High Yield, Growth and
Income,  Equity Index,  Common Stock,  Global,  Aggressive  Stock,  Conservative
Investors,  Balanced and Growth Investors Portfolios for the year ended December
31, 1995 and for the  International  Portfolio for the period from April 3, 1995
(commencement of operations) through December 31, 1995, were as follows:



                                            INTER-
                                            MEDIATE
                                          GOVERNMENT                                     GROWTH AND
                                          SECURITIES     QUALITY BOND     HIGH YIELD       INCOME
                                           PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO
                                        -------------  --------------  --------------  -------------

COST OF PURCHASES:
Stocks and long-term corporate debt
 securities ...........................  $         --    $145,468,402    $349,218,590    $74,232,273
U.S. Government securities ............   154,192,900     418,925,017              --             --
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt
 securities ...........................            --     112,473,992     314,920,743     30,977,163
U.S. Government securities ............   122,356,378     398,895,012              --             --




                                          EQUITY INDEX    COMMON STOCK       GLOBAL       INTERNATIONAL
                                           PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO
                                        --------------  --------------  --------------  ---------------

COST OF PURCHASES:
Stocks and long-term corporate debt
 securities ...........................   $106,032,562   $2,806,308,707   $471,497,571     $21,099,670
U.S. Government securities ............             --               --             --              --
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt
 securities ...........................      7,753,855    2,516,145,081    308,510,791       4,258,544
U.S. Government securities ............             --               --             --              --


                               57






THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1995



                                           AGGRESSIVE     CONSERVATIVE                       GROWTH
                                             STOCK         INVESTORS        BALANCED       INVESTORS
                                           PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                        --------------  --------------  --------------  --------------

COST OF PURCHASES:
Stocks and long-term corporate debt
 securities ...........................  $2,872,849,009   $148,743,299   $1,434,884,249   $437,048,382
U.S. Government securities ............              --    461,237,646    1,084,635,596    520,328,525
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt
 securities ...........................   2,669,746,113    122,077,033    1,357,040,743    318,090,192
U.S. Government securities ............              --    387,824,935      871,984,286    303,579,157


   No activity is shown for the Money Market Portfolio since it trades exclusively in short-term debt securities.

   Transactions in options written for the year ended December 31, 1995 are summarized as follows:



                                                             COMMON STOCK
                                                               PORTFOLIO
                                                     ---------------------------
                                                       NUMBER OF      PREMIUMS
                                                       CONTRACTS      RECEIVED
                                                     -----------  --------------

Options outstanding--January 1, 1995 ...............     11,000   $  4,512,479
Options written ....................................    372,200    129,355,157
Options terminated in closing purchase transactions    (129,200)   (44,663,530)
Options expired ....................................    (79,900)   (23,860,121)
Options exercised ..................................   (101,700)   (33,654,453)
                                                     ----------- -------------
Options outstanding -- December 31, 1995  ..........     72,400   $ 31,689,532
                                                     =========== =============


   The Portfolios (except for the Money Market, Intermediate Government Securities and Equity Index Portfolios) may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on its foreign securities holdings. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. At December 31, 1995, the Quality Bond, Global, International and Growth Investors Portfolios had outstanding forward currency contracts to buy/sell foreign currencies as follows:



                                      CONTRACT      COST ON        U.S. $       UNREALIZED
                                       AMOUNT     ORIGINATION     CURRENT      APPRECIATION/
QUALITY BOND PORTFOLIO:               (000'S)        DATE          VALUE      (DEPRECIATION)
----------------------------------  ----------  -------------  ------------  ---------------

FOREIGN CURRENCY SALE CONTRACTS
Deutsche Marks, expiring 01/08/96       8,561     $6,203,531     $6,086,607      $116,924
Spanish Pesetas, expiring 01/08/96    800,056      6,400,394      6,492,384       (91,990)
                                                                             ---------------
                                                                                 $ 24,934
                                                                             ===============

                               58






THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1995



                                            CONTRACT       COST ON        U.S. $       UNREALIZED
                                             AMOUNT      ORIGINATION     CURRENT      APPRECIATION/
GLOBAL PORTFOLIO:                            (000'S)        DATE          VALUE      (DEPRECIATION)
----------------------------------------  -----------  -------------  ------------  ---------------

FOREIGN CURRENCY BUY CONTRACTS
Japanese Yen, expiring 01/18/96-03/13/96      753,065    $ 7,582,760   $ 7,438,184      $(144,576)
FOREIGN CURRENCY SALE CONTRACTS
Deutsche Marks, expiring 01/18/96  ......      10,025      6,546,793     6,768,498       (221,705)
Japanese Yen, expiring 01/18/96-03/13/96    1,425,065     14,834,482    14,318,282        516,200
Netherland Guilders, expiring 01/18/96  .      29,464     16,569,996    17,151,929       (581,933)
                                                                                    ---------------
                                                                                        $(432,014)
                                                                                    ===============




                                      CONTRACT      COST ON      U.S. $      UNREALIZED
                                       AMOUNT     ORIGINATION    CURRENT    APPRECIATION/
INTERNATIONAL PORTFOLIO:              (000'S)        DATE         VALUE    (DEPRECIATION)
----------------------------------  ----------  -------------  ---------  ---------------

FOREIGN CURRENCY BUY CONTRACTS
Deutsche Marks, expiring 01/02/96           7      $  4,927     $  4,938       $    11
Japanese Yen, expiring 03/13/96  ..    29,200       297,824      290,316        (7,508)
Spanish Pesetas, expiring 01/02/96      1,970        16,201       16,207             6

FOREIGN CURRENCY SALE CONTRACTS
Deutsche Marks, expiring 01/18/96          53        34,332       35,508        (1,176)
Japanese Yen, expiring 03/13/96  ..    68,400       717,938      690,204        27,734
Netherland Guilders, expiring
 01/18/96-04/18/96 ................     1,156       721,696      720,802           894
                                                                          ---------------
                                                                               $19,961
                                                                          ===============




                                     CONTRACT      COST ON       U.S. $       UNREALIZED
                                      AMOUNT     ORIGINATION     CURRENT     APPRECIATION/
GROWTH INVESTORS PORTFOLIO:          (000'S)        DATE          VALUE     (DEPRECIATION)
---------------------------------  ----------  -------------  -----------  ---------------

FOREIGN CURRENCY BUY CONTRACTS
British Pounds, expiring 01/02/96         46     $   71,711    $   71,897      $     186
Japanese Yen, expiring 03/13/96  .   160,000      1,645,911     1,597,774        (48,137)

FOREIGN CURRENCY SALE CONTRACTS
Deutsche Marks, expiring 01/18/96        581        379,142       392,130        (12,988)
Japanese Yen, expiring 03/13/96  .   270,000      2,832,888     2,723,950        108,938
Netherland Guilders,
 expiring 01/18/96 ...............     5,054      2,943,441     3,046,111       (102,670)
                                                                           ---------------
                                                                               $ (54,671)
                                                                           ===============


   As of December 31, 1995, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:



                                     INTER-
                                     MEDIATE
                                                            GOVERNMENT                                     GROWTH AND
                                            MONEY MARKET    SECURITIES     QUALITY BOND     HIGH YIELD       INCOME
                                             PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO
                                          --------------  -------------  --------------  --------------  -------------

Aggregate gross unrealized appreciation     $    165,407    $ 1,641,323    $  3,827,546    $  3,680,822    $11,613,177
Aggregate gross unrealized depreciation               --        (22,848)             --      (1,660,205)      (528,849)
                                          --------------  -------------  --------------  --------------  -------------
Net unrealized appreciation .............   $    165,407    $ 1,618,475    $  3,827,546    $  2,020,617    $11,084,328
                                          ==============  =============  ==============  ==============  =============
Federal income tax cost of investments  .   $382,846,598    $74,752,462    $149,999,118    $110,862,276    $86,451,920
                                          ==============  =============  ==============  ==============  =============


                               59






THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1995



                                            EQUITY INDEX    COMMON STOCK       GLOBAL       INTERNATIONAL
                                             PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO
                                          --------------  --------------  --------------  ---------------

Aggregate gross unrealized appreciation     $ 22,610,639   $1,084,158,519   $ 99,390,461     $ 1,200,611
Aggregate gross unrealized depreciation       (1,705,375)    (108,346,750)   (25,331,986)       (364,080)
                                          --------------  --------------  --------------  ---------------
Net unrealized appreciation .............   $ 20,905,264   $  975,811,769   $ 74,058,475     $   836,531
                                          --------------  --------------  --------------  ---------------
Federal income tax cost of investments  .   $142,303,360   $3,900,059,276   $604,348,540     $28,340,152
                                          ==============  ==============  ==============  ===============




                                             AGGRESSIVE     CONSERVATIVE                       GROWTH
                                               STOCK         INVESTORS        BALANCED       INVESTORS
                                             PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                          --------------  --------------  --------------  --------------

Aggregate gross unrealized appreciation    $  564,697,749   $ 14,448,758   $  141,484,133   $123,642,423
Aggregate gross unrealized depreciation       (56,646,411)       (20,280)     (21,819,284)    (5,622,923)
                                          --------------  --------------  --------------  --------------
Net unrealized appreciation .............  $  508,051,338   $ 14,428,478   $  119,664,849   $118,019,500
                                          ==============  ==============  ==============  ==============
Federal income tax cost of investments  .  $2,167,270,805   $233,830,095   $1,384,846,688   $760,844,509
                                          ==============  ==============  ==============  ==============


   The Growth and Income Portfolio had net capital loss carryforwards of $474,588 (of which $2,753 expires in the year 2001, $281,737 expires in the year 2002 and $190,098 expires in the year 2003), the High Yield Portfolio had net capital loss carryforwards of $1,100,531 (of which $1,059,564 expires in the year 2002 and $40,967 expires in the year 2003), the Intermediate Government Securities and Quality Bond Portfolios had net capital loss carryforwards of $9,349,227 and $5,388,947, respectively, which all expire in the year 2002. To the extent the above losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

4. Capital Share Transactions

   At December 31, 1995, there was an unlimited number of shares of beneficial interest (Shares), without par value, available for issuance by the Board of Trustees. Shares are divided into thirteen classes, one class for each Portfolio.

                               60






THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1995

   Transactions in Shares were as follows:



                                  INTERMEDIATE
                                   GOVERNMENT
                            MONEY MARKET                    SECURITIES
                             PORTFOLIO                       PORTFOLIO
                             ----------                      ---------
                             YEAR ENDED                     YEAR ENDED
                            DECEMBER 31,                   DECEMBER 31,
                        1995            1994           1995            1994
                  --------------  --------------  -------------  --------------

Shares sold .....    38,608,910      34,864,688      3,178,905       3,505,801
Shares issued in
 connection with
 the
 substitution of
 the Short-Term
 World Income
 Portfolio ......            --              --             --         254,893
Shares issued in
 reinvestment
 of dividends
 and
 distributions  .     1,793,866       1,126,391        391,277         764,978
                  --------------  --------------  -------------  --------------
Total shares
 issued .........    40,402,776      35,991,079      3,570,182       4,525,672
Shares redeemed     (34,441,594)    (28,439,024)    (1,464,671)    (14,777,456)
                  --------------  --------------  -------------  --------------
Net increase
 (decrease) .....     5,961,182       7,552,055      2,105,511     (10,251,784)
                  ==============  ==============  =============  ==============


                    (RESTUBBED TABLE CONTINUED FROM ABOVE)



                          QUALITY BOND                  HIGH YIELD
                           PORTFOLIO                    PORTFOLIO
                  --------------------------  ----------------------------
                           YEAR ENDED                   YEAR ENDED
                          DECEMBER 31,                 DECEMBER 31,
                       1995          1994          1995           1994
                  -------------  -----------  -------------  -------------

Shares sold .....    2,039,780     3,600,969     4,920,577      3,096,529
Shares issued in
 connection with
 the
 substitution of
 the Short-Term
 World Income
 Portfolio ......           --            --            --             --
Shares issued in
 reinvestment
 of dividends
 and
 distributions  .      941,017       931,997     1,087,864        687,436
                  -------------  -----------  -------------  -------------
Total shares
 issued .........    2,980,797     4,532,966     6,008,441      3,783,965
Shares redeemed     (1,231,693)     (572,547)   (2,047,031)    (2,156,031)
                  -------------  -----------  -------------  -------------
Net increase
 (decrease) .....    1,749,104     3,960,419     3,961,410      1,627,934
                  =============  ===========  =============  =============




                        GROWTH AND
                          INCOME                 EQUITY INDEX
                        PORTFOLIO                  PORTFOLIO
                  --------------------  -----------------------------
                                 FOR THE PERIOD
                                      FROM
                        YEAR ENDED        YEAR ENDED   MARCH 1, 1994*
                       DECEMBER 31,      DECEMBER 31,  TO DECEMBER 31,
                     1995       1994         1995           1994
                  ---------  ---------   ------------  --------------

Shares sold .....  5,330,789  3,211,395   12,811,615      3,972,324
Shares issued in
 reinvestment
 of dividends
 and



 distributions  .    173,344     43,243      243,074         81,699
                  ---------  ---------  ------------  ---------------
Total shares
 issued .........  5,504,133  3,254,638   13,054,689      4,054,023
Shares redeemed     (375,025)  (149,828)  (4,148,263)      (330,143)
                  ---------  ---------  ------------  ---------------
Net increase  ...  5,129,108  3,104,810    8,906,426      3,723,880
                  =========  =========  ============  ===============


                    (RESTUBBED TABLE CONTINUED FROM ABOVE)



                         COMMON STOCK                  GLOBAL             INTERNATIONAL
                           PORTFOLIO                 PORTFOLIO              PORTFOLIO
                  -------------------------  ------------------------  -----------------
                                                                         FOR THE PERIOD
                          YEAR ENDED                 YEAR ENDED               FROM
                         DECEMBER 31,               DECEMBER 31,        APRIL 3, 1995* TO
                       1995         1994         1995         1994      DECEMBER 31, 1995
                  ------------  -----------  -----------  -----------  ------------------

Shares sold .....   32,314,046   35,758,326   15,621,046   21,053,323       2,781,575
Shares issued in
 reinvestment
 of dividends
 and
 distributions  .   20,247,043   17,645,138    1,875,847      898,514          46,457
                  ------------  -----------  -----------  -----------  -----------------
Total shares
 issued .........   52,561,089   53,403,464   17,496,893   21,951,837       2,828,032
Shares redeemed    (15,886,663)  (7,202,598)  (4,317,611)  (1,911,754)       (190,166)
                  ------------  -----------  -----------  -----------  -----------------
Net increase  ...   36,674,426   46,200,866   13,179,282   20,040,083       2,637,866
                  ============  ===========  ===========  ===========  =================











                                  CONSERVATIVE
                             AGGRESSIVE STOCK                INVESTORS
                                PORTFOLIO                    PORTFOLIO
                     ------------------------------  ------------------------
                                YEAR ENDED                   YEAR ENDED
                               DECEMBER 31,                 DECEMBER 31,
                           1995            1994          1995         1994
                     --------------  --------------  -----------  -----------

Shares sold ........    24,290,758      23,071,977     4,574,632    6,795,540
Shares issued in
 reinvestment
 of dividends and
 distributions .....     8,689,767          69,084     1,178,017      760,857
                     --------------  --------------  -----------  -----------
Total shares issued     32,980,525      23,141,061     5,752,649    7,556,397
Shares redeemed  ...   (17,101,621)    (12,173,721)     (983,364)    (730,909)
                     --------------  --------------  -----------  -----------
Net increase .......    15,878,904      10,967,340     4,769,285    6,825,488
                     ==============  ==============  ===========  ===========


                    (RESTUBBED TABLE CONTINUED FROM ABOVE)



                                     GROWTH
                                BALANCED                     INVESTORS
                               PORTFOLIO                     PORTFOLIO
                     ----------------------------  ---------------------------
                               YEAR ENDED                   YEAR ENDED
                              DECEMBER 31,                 DECEMBER 31,
                          1995           1994           1995           1994
                     -------------  -------------  -------------  ------------

Shares sold ........    3,451,513     10,355,446     16,117,087     15,839,742
Shares issued in
 reinvestment
 of dividends and
 distributions .....    5,393,327      2,742,085      2,104,190        886,613
                     -------------  -------------  -------------  ------------
Total shares issued     8,844,840     13,097,531     18,221,277     16,726,355
Shares redeemed  ...   (7,393,399)    (5,497,701)    (1,144,340)      (960,533)
                     -------------  -------------  -------------  ------------
Net increase .......    1,451,441      7,599,830     17,076,937     15,765,822
                     =============  =============  =============  ============


* Commencement of operations.

                               61






THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS--(Concluded)
December 31, 1995

5. Transactions with Affiliated Companies

   An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Investments in companies which are affiliates as of December 31, 1995 are summarized as follows:


 PORTFOLIO    AFFILIATES                                    COST       MARKET VALUE
------------  --------------------------------------  --------------  -------------

Common        CBL & Associates Properties ...........   $ 21,426,856   $ 23,864,100
Stock         Chris Craft Industries, Inc. (Class B)      13,002,923     52,926,452
              Essex Property Trust, Inc. ............      7,083,100      7,026,250
              Regency Realty Corp. ..................     14,600,607     13,260,075
                                                      --------------  -------------
                                                        $ 56,113,486   $ 97,076,877
                                                      ==============  =============
Global        Nelvana Limited .......................   $  1,348,650   $  1,889,495
                                                      ==============  =============
Aggressive    Healthwise of America, Inc. ...........   $ 21,053,273   $ 36,899,265
Stock         Nine West Group, Inc. .................     71,622,521     87,810,000
              Playboy Enterprises, Inc. (Class B)  ..      7,372,639      7,798,800
              Sun Healthcare Group, Inc. ............     60,385,694     34,501,950
              Telephone & Data Systems, Inc.  .......    115,178,270    117,753,450
              Xtra Corp. ............................     56,821,377     50,417,750
                                                      --------------  -------------
                                                        $332,433,774   $335,181,215
                                                      ==============  =============


                               62






THE HUDSON RIVER TRUST
FINANCIAL HIGHLIGHTS
December 31, 1995

SELECTED DATA FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD(C)

MONEY MARKET PORTFOLIO:



                                                             YEAR ENDED DECEMBER 31,
                                           ----------------------------------------------------------
                                               1995        1994       1993*        1992        1991
                                           ----------  ----------  ----------  ----------  ----------

Net asset value, beginning of period (a)      $10.14      $10.12      $10.11      $10.13      $10.17
                                           ----------  ----------  ----------  ----------  ----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ...................      0.57        0.41        0.30        0.37        0.61
 Net realized and unrealized loss on
  investments ............................        --          --          --       (0.01)         --
                                           ----------  ----------  ----------  ----------  ----------
 Total from investment operations  .......      0.57        0.41        0.30        0.36        0.61
                                           ----------  ----------  ----------  ----------  ----------
 LESS DIVIDENDS:
 Dividends from net investment income  ...     (0.55)      (0.39)      (0.29)      (0.38)      (0.65)
                                           ----------  ----------  ----------  ----------  ----------
 Total dividends .........................     (0.55)      (0.39)      (0.29)      (0.38)      (0.65)
                                           ----------  ----------  ----------  ----------  ----------
Net asset value, end of period ...........    $10.16      $10.14      $10.12      $10.11      $10.13
                                           ==========  ==========  ==========  ==========  ==========
Total return (d) .........................      5.74%       4.02%       3.00%       3.57%       6.20%
                                           ==========  ==========  ==========  ==========  ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)  .......   $386,691    $325,391    $248,460    $268,584    $302,395
Ratio of expenses to average net assets  .      0.44%       0.42%       0.42%       0.43%       0.43%
Ratio of net investment income to average
 net assets ..............................      5.53%       4.01%       2.91%       3.63%       5.96%


INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO(E):




                                                                    YEAR ENDED DECEMBER 31,              APRIL 1, 1991 TO
                                                      -----------------------------------------------      DECEMBER 31,
                                                            1995        1994       1993*        1992         1991
                                                        -----------  ---------  ----------  ----------   ------------------
Net asset value, beginning of period (a) ..............    $ 8.87      $10.08      $10.53      $10.73         $10.00
                                                        -----------  ---------  ----------  ----------  ----------------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ................................      0.58        0.65        0.59        0.60           0.52
 Net realized and unrealized gain (loss) on
 investments ..........................................      0.57       (1.08)       0.51       (0.02)          0.66
                                                        -----------  ---------  ----------  ----------  ----------------
 Total from investment operations .....................      1.15       (0.43)       1.10        0.58           1.18
                                                        -----------  ---------  ----------  ----------  ----------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income .................     (0.55)      (0.78)      (0.68)      (0.60)         (0.34)
 Distributions from realized gains ....................        --          --       (0.87)      (0.18)         (0.11)
                                                        -----------  ---------  ----------  ----------  ----------------
 Total dividends and distributions ....................     (0.55)      (0.78)      (1.55)      (0.78)         (0.45)
                                                        -----------  ---------  ----------  ----------  ----------------
Net asset value, end of period ........................    $ 9.47      $ 8.87      $10.08      $10.53         $10.73
                                                        ===========  =========  ==========  ==========  ================
Total return (d) ......................................     13.33%      (4.37)%     10.58%       5.53%         12.10%
                                                        ===========  =========  ==========  ==========  ================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .....................    $71,780     $48,518    $158,511    $293,587       $241,290
Ratio of expenses to average net assets ...............      0.57%       0.56%       0.53%       0.52%          0.43%
Ratio of net investment income to average net assets  .      6.15%       6.75%       5.43%       5.63%          4.88%
Portfolio turnover rate ...............................       255%        133%        254%        316%           174%


                               63






THE HUDSON RIVER TRUST
FINANCIAL HIGHLIGHTS -- (Continued)
December 31, 1995

QUALITY BOND PORTFOLIO:



                                                         YEAR ENDED DECEMBER 31,  OCTOBER 1, 1993
                                                         ----------------------   TO DECEMBER 31,
                                                            1995        1994            1993
                                                         ----------  ----------  -----------------
Net asset value, beginning of period (a)  ..............    $8.72      $ 9.82          $10.00
                                                         ----------  ----------  -----------------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income  ................................     0.57        0.66            0.11
 Net realized and unrealized gain (loss) on investments
 and foreign currency  transactions  ...................     0.88       (1.16)          (0.16)
                                                         ----------  ----------  -----------------
 Total from investment operations  .....................     1.45       (0.50)          (0.05)
                                                         ----------  ----------  -----------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income  .................   (0.56)       (0.55)          (0.12)
 Distributions in excess of realized gains  ............       --          --           (0.01)
 Tax return of capital distributions  ..................       --       (0.05)             --
                                                         ----------  ----------  -----------------
 Total dividends and distributions  ....................   (0.56)       (0.60)          (0.13)
                                                         ----------  ----------  -----------------
Net asset value, end of period  ........................    $9.61      $ 8.72          $ 9.82
                                                         ==========  ==========  =================
Total return (d)  ......................................   17.02%       (5.10)%         (0.51)%
                                                         ==========  ==========  =================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)  .....................  $157,443    $127,575        $104,832
Ratio of expenses to average net assets  ...............    0.59%        0.59%           0.69%(b)
Ratio of net investment income to average net assets  ..    6.13%        7.17%           4.62%(b)
Portfolio turnover rate  ...............................     411%         222%             77%


HIGH YIELD PORTFOLIO:



                                                                 YEAR ENDED DECEMBER 31,
                                               ---------------------------------------------------------
                                                    1995         1994       1993*      1992       1991
                                               -------------  ---------  ---------  ---------  ---------

Net asset value, beginning of period (a)  ....     $ 8.91        $10.08    $ 9.15     $ 8.96     $ 7.97
                                               -------------  ---------  ---------  ---------  ---------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .......................       0.98          0.89      0.94       0.89       0.89
 Net realized and unrealized gain (loss) on
  investments ................................       0.73        (1.17)      1.10       0.19       0.99
                                               -------------  ---------  ---------  ---------  ---------
 Total from investment operations ............       1.71        (0.28)      2.04       1.08       1.88
                                               -------------  ---------  ---------  ---------  ---------
 LESS DISTRIBUTIONS:
 Dividends from net investment income  .......      (0.94)       (0.88)     (0.92)     (0.89)     (0.89)
 Dividends in excess of net investment income      (0.04)        (0.01)        --         --         --
 Distributions from realized gains ...........         --            --     (0.19)        --         --
                                               -------------  ---------  ---------  ---------  ---------
 Total dividends and distributions ...........      (0.98)       (0.89)     (1.11)     (0.89)     (0.89)
                                               -------------  ---------  ---------  ---------  ---------
Net asset value, end of period ...............     $ 9.64         $8.91    $10.08     $ 9.15     $ 8.96
                                               =============  =========  =========  =========  =========
Total return (d) .............................      19.92%      (2.79)%     23.15%     12.31%     24.46%
                                               =============  =========  =========  =========  =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ............    $118,129      $73,895    $67,169    $47,687    $45,066
Ratio of expenses to average net assets  .....       0.60%        0.61%      0.63%      0.60%      0.61%
Ratio of net investment income to average net
 assets ......................................      10.34%        9.23%      9.52%      9.58%     10.31%
Portfolio turnover rate ......................        350%         248%       280%       177%       187%


                               64






THE HUDSON RIVER TRUST
FINANCIAL HIGHLIGHTS -- (Continued)
December 31, 1995

GROWTH AND INCOME PORTFOLIO:




                                                         YEAR ENDED DECEMBER 31,  OCTOBER 1, 1993
                                                         ----------------------   TO DECEMBER 31,
                                                            1995        1994            1993
                                                         ----------  ----------  -----------------

Net asset value, beginning of period (a) ...............   $ 9.70     $ 9.95         $10.00
                                                         ---------  ---------  -----------------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .................................     0.33       0.31           0.03
 Net realized and unrealized gain (loss) on investments      1.97      (0.36)         (0.06)
                                                         ---------  ---------  -----------------
 Total from investment operations ......................     2.30      (0.05)         (0.03)
                                                         ---------  ---------  -----------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ..................    (0.30)     (0.20)         (0.02)
 Dividends in excess of net investment income  .........       --         --          (0.00)
 Tax return of capital distributions ...................       --         --          (0.00)
                                                         ---------  ---------  -----------------
 Total dividends and distributions .....................    (0.30)     (0.20)         (0.02)
                                                         ---------  ---------  -----------------
Net asset value, end of period .........................   $11.70     $ 9.70         $ 9.95
                                                         =========  =========  =================
Total return (d) .......................................    24.07%     (0.58)%        (0.25)%
                                                         =========  =========  =================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ......................   $98,053    $31,522        $1,456
Ratio of expenses to average net assets ................     0.60%      0.78%          2.70%(b)
Ratio of net investment income to average net asset  ...     3.11%      3.13%          1.12%(b)
Portfolio turnover rate ................................       65%        52%            48%


EQUITY INDEX PORTFOLIO:



                                                             YEAR ENDED      MARCH 1, 1994 TO
                                                          DECEMBER 31, 1995  DECEMBER 31, 1994
                                                         -----------------  -----------------

Net asset value, beginning of period (a) ...............       $ 9.87             $10.00
                                                         -----------------  -----------------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ................................         0.26               0.20
  Net realized and unrealized gain (loss) on investments         3.32              (0.09)
                                                         -----------------  -----------------
  Total from investment operations .....................         3.58               0.11
                                                         -----------------  -----------------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .................        (0.22)             (0.20)
  Distributions of realized gains ......................        (0.09)             (0.03)
  Distributions in excess of realized gains ............        (0.01)             (0.01)
                                                         -----------------  -----------------
  Total dividends and distributions ....................        (0.32)             (0.24)
                                                         -----------------  -----------------
Net asset value, end of period .........................       $13.13             $ 9.87
                                                         =================  =================
Total return (d) .......................................        36.48%              1.08%
                                                         =================  =================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ......................      $165,785            $36,748
Ratio of expenses to average net assets ................         0.48%              0.49%(b)
Ratio of net investment income to average net assets  ..         2.16%              2.42%(b)
Portfolio turnover rate ................................            9%                 7%


                               65






THE HUDSON RIVER TRUST
FINANCIAL HIGHLIGHTS--(Continued)
December 31, 1995

COMMON STOCK PORTFOLIO:



                                                                 YEAR ENDED DECEMBER 31,
                                  -----------------------------------------------------------------------------------
                                        1995             1994             1993*            1992             1991
                                  ---------------  ---------------  ---------------  ---------------  ---------------

Net asset value, beginning of
 period (a) .....................    $    13.36       $    14.65       $    13.49       $    14.18       $    11.22
                                  ---------------  ---------------  ---------------  ---------------  ---------------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income  .........         0.20             0.20             0.23             0.24             0.32
  Net realized and unrealized
   gain (loss) on
   investments and foreign
   currency
   transactions .................          4.12            (0.51)            3.10             0.20             3.91
                                  ---------------  ---------------  ---------------  ---------------  ---------------
  Total from investment
   operations ...................          4.32            (0.31)            3.33             0.44             4.23
                                  ---------------  ---------------  ---------------  ---------------  ---------------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income .......................         (0.20)           (0.19)           (0.23)           (0.24)           (0.29)
  Dividends in excess of net
   investment
   income .......................         (0.02)           (0.01)           (0.00)              --               --
  Distributions from realized
   gains ........................         (0.95)           (0.77)           (1.94)           (0.89)           (0.98)
  Distributions in excess of
   realized gains ...............         (0.03)              --               --               --               --
  Tax return of capital
   distributions ................            --            (0.01)              --               --               --
                                  ---------------  ---------------  ---------------  ---------------  ---------------
  Total dividends and
   distributions ................         (1.20)           (0.98)           (2.17)           (1.13)           (1.27)
                                  ---------------  ---------------  ---------------  ---------------  ---------------
Net asset value, end of period ..    $    16.48       $    13.36       $    14.65       $    13.49       $    14.18
                                  ===============  ===============  ===============  ===============  ===============
Total return (d) ................         32.45%           (2.14)%          24.84%            3.22%           37.90%
                                  ===============  ===============  ===============  ===============  ===============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)    $4,879,677       $3,466,245       $3,125,128       $2,307,292       $2,126,402
Ratio of expenses to average net
  assets  ........................         0.38%            0.38%            0.38%            0.38%            0.40%
Ratio of net investment income to
  average net assets  ............         1.27%            1.40%            1.55%            1.73%            2.32%
Portfolio turnover rate .........            61%              52%              82%              71%              90%


                               66






THE HUDSON RIVER TRUST
FINANCIAL HIGHLIGHTS -- (Continued)
December 31, 1995

GLOBAL PORTFOLIO:



                                                                YEAR ENDED DECEMBER 31,
                                            --------------------------------------------------------------
                                                 1995          1994         1993*        1992       1991
                                            ------------  ------------  ------------  ---------  ---------
Net asset value, beginning of period (a)  .    $  13.87      $  13.62      $  11.41     $ 11.64    $   9.76
                                            ------------  ------------  ------------  ---------  ---------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ....................        0.26          0.20          0.08        0.14       0.22
 Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions ............................        2.32          0.52          3.58       (0.20)      2.74
                                            ------------  ------------  ------------  ---------  ---------
 Total from investment operations  ........        2.58          0.72          3.66       (0.06)      2.96
                                            ------------  ------------  ------------  ---------  ---------
 LESS DISTRIBUTIONS:
 Dividends from net investment income  ....       (0.25)        (0.17)        (0.15)      (0.11)     (0.23)
 Distributions from realized gains  .......       (0.42)        (0.28)        (1.30)      (0.06)     (0.85)
 Distributions in excess of realized gains        (0.03)        (0.00)        (0.00)         --         --
 Tax return of capital distributions  .....       (0.01)        (0.02)           --          --         --
                                            ------------  ------------  ------------  ---------  ---------
 Total dividends and distributions  .......       (0.71)        (0.47)        (1.45)      (0.17)     (1.08)
                                            ------------  ------------  ------------  ---------  ---------
Net asset value, end of period ............    $  15.74      $  13.87      $  13.62     $ 11.41    $ 11.64
                                            ============  ============  ============  =========  =========
Total return (d) ..........................       18.81%         5.23%        32.09%      (0.50)%    30.54%
                                            ============  ============  ============  =========  =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)  ........    $686,140      $421,698      $141,257     $49,171    $39,487
Ratio of expenses to average net assets  ..        0.61%         0.69%         0.84%       0.70%      0.75%
Ratio of net investment income to average
 net assets ...............................        1.76%         1.41%         0.62%       1.20%      1.94%
Portfolio turnover rate ...................          67%           71%          150%        216%       267%


INTERNATIONAL PORTFOLIO:



                                APRIL 3, 1995 TO
                                DECEMBER 31, 1995
                                                       -----------------

Net asset value, beginning of period (a) .............       $ 10.00
                                                       -----------------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..............................          0.14
  Net realized and unrealized gain on investments ....          0.98
                                                       -----------------
  Total from investment operations ...................          1.12
                                                       -----------------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ...............         (0.07)
  Dividends in excess of net investment income .......         (0.13)
  Distributions of realized gains ....................         (0.05)
                                                       -----------------
  Total dividends and distributions ..................         (0.25)
                                                       -----------------
Net asset value, end of period .......................       $ 10.87
                                                       =================
Total return (d) .....................................         11.29%
                                                       =================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ....................       $28,684
Ratio of expenses to average net assets ..............          1.03%(b)
Ratio of net investment income to average net assets            1.71%(b)
Portfolio turnover rate ..............................            56%


                               67






THE HUDSON RIVER TRUST
FINANCIAL HIGHLIGHTS -- (Continued)
December 31, 1995

AGGRESSIVE STOCK PORTFOLIO:



                                                                    YEAR ENDED DECEMBER 31,
                                         ----------------------------------------------------------------------------
                                               1995            1994            1993*            1992          1991
                                         --------------  --------------  ---------------  --------------  -----------

Net asset value, beginning of period
 (a) ...................................    $    30.63        $31.89        $    29.81       $    33.82     $  19.37
                                         --------------  --------------  ---------------  --------------  -----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .................          0.10            0.04            0.09             0.17         0.12
 Net realized and unrealized gain
  (loss) on investments ................          9.54           (1.26)           4.91            (1.25)       16.68
                                         --------------  --------------  ---------------  --------------  -----------
 Total from investment operations  .....          9.64           (1.22)           5.00            (1.08)       16.80
                                         --------------  --------------  ---------------  --------------  -----------
 LESS DISTRIBUTIONS:
 Dividends from net investment  income           (0.10)          (0.04)          (0.09)           (0.18)       (0.10)
 Distributions from realized gains  ....         (4.49)             --           (2.75)           (2.75)       (2.25)
 Distributions in excess of realized
  gains ................................            --              --           (0.07)              --           --
 Tax return of capital distributions  ..            --           (0.00)          (0.01)              --           --
                                         --------------  --------------  ---------------  --------------  -----------
 Total dividends and distributions.  ...         (4.59)          (0.04)          (2.92)           (2.93)       (2.35)
                                         --------------  --------------  ---------------  --------------  -----------
Net asset value, end of period .........    $    35.68      $    30.63      $    31.89       $    29.81     $  33.82
                                         ==============  ==============  ===============  ==============  ===========
Total return (d) .......................         31.63%          (3.81)%         16.77%           (3.16)%      86.87%
                                         ==============  ==============  ===============  ==============  ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)  .....    $2,700,515      $1,832,164      $1,557,332       $1,210,576     $959,257
Ratio of expenses to average net assets           0.49%           0.49%           0.49%            0.50%        0.51%
Ratio of net investment income to
 average net assets ....................          0.28%           0.12%           0.28%            0.57%        0.40%
Portfolio turnover rate ................           127%             92%             89%              68%         117%


CONSERVATIVE INVESTORS PORTFOLIO:



                                                             YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------------
                                              1995         1994         1993*       1992       1991
                                          -----------  -----------  -----------  ---------  ---------

Net asset value, beginning of period (a)    $  10.15     $  11.12     $  10.94     $ 11.29    $ 10.23
                                          -----------  -----------  -----------  ---------  ---------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ..................       0.60         0.55         0.52        0.64       0.69
 Net realized and unrealized gain
  (loss) on investments .................       1.43        (1.00)        0.65       (0.01)      1.28
                                          -----------  -----------  -----------  ---------  ---------
 Total from investment operations  ......       2.03        (0.45)        1.17        0.63       1.97
                                          -----------  -----------  -----------  ---------  ---------
 LESS DISTRIBUTIONS:
 Dividends from net investment  income  .      (0.59)       (0.52)       (0.50)      (0.62)     (0.66)
 Dividends in excess of net  investment
 income .................................         --           --        (0.00)         --         --
 Distributions from realized gains  .....      (0.07)          --        (0.49)      (0.36)     (0.25)
                                          -----------  -----------  -----------  ---------  ---------
 Total dividends and distributions  .....      (0.66)       (0.52)       (0.99)      (0.98)     (0.91)
                                          -----------  -----------  -----------  ---------  ---------
Net asset value, end of period ..........   $  11.52     $  10.15     $  11.12     $ 10.94    $ 11.29
                                          ===========  ===========  ===========  =========  =========
Total return (d) ........................      20.40%       (4.10)%      10.76%       5.64 %    19.80%
                                          ===========  ===========  ===========  =========  =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)  ......   $252,101     $173,691     $114,418     $70,675    $50,279
Ratio of expenses to average net assets         0.59%        0.59%        0.60%       0.61%      0.64%
Ratio of net investment income to
 average net assets .....................       5.48%        5.22%        4.49%       5.77%      6.45%
Portfolio turnover rate .................        287%         228%         178%        136%       171%


                               68






THE HUDSON RIVER TRUST
FINANCIAL HIGHLIGHTS -- (Continued)
December 31, 1995

BALANCED PORTFOLIO:



                                                                  YEAR ENDED DECEMBER 31,
                                         ------------------------------------------------------------------------
                                               1995           1994           1993*          1992          1991
                                         --------------  -------------  -------------  -------------  -----------
Net asset value, beginning of period
 (a) ...................................        $14.87         $16.67         $16.19         $18.48       $14.40
                                         --------------  -------------  -------------  -------------  -----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .................          0.54           0.45           0.50           0.56         0.60
 Net realized and unrealized gain
  (loss) on investments ................          2.36         (1.78)           1.46         (1.11)         5.23
                                         --------------  -------------  -------------  -------------  -----------
 Total from investment operations  .....          2.90         (1.33)           1.96         (0.55)         5.83
                                         --------------  -------------  -------------  -------------  -----------
 LESS DISTRIBUTIONS:
 Dividends from net investment  income          (0.54)         (0.44)         (0.50)         (0.55)       (0.55)
 Dividends in excess of net  investment
 income ................................            --         (0.03)             --             --           --
 Distributions from realized gains  ....        (0.47)             --         (0.95)         (1.19)       (1.20)
 Distributions in excess of realized
  gains ................................            --             --         (0.03)             --           --
 Tax return of capital distributions  ..            --         (0.00)             --             --           --
                                         --------------  -------------  -------------  -------------  -----------
 Total dividends and distributions  ....        (1.01)         (0.47)         (1.48)         (1.74)       (1.75)
                                         --------------  -------------  -------------  -------------  -----------
Net asset value, end of period .........        $16.76         $14.87         $16.67         $16.19       $18.48
                                         ==============  =============  =============  =============  ===========
Total return (d) .......................        19.75%        (8.02)%         12.28%        (2.85)%       41.25%
                                         ==============  =============  =============  =============  ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)  .....    $1,523,142     $1,329,820     $1,364,640     $1,076,670     $964,262
Ratio of expenses to average net assets           0.40%         0.39%          0.39%          0.40%        0.41%
Ratio of net investment income to
 average net assets ....................          3.33%         2.87%          2.99%          3.30%        3.60%
Portfolio turnover rate ................          186%           115%            99%            91%         159%


GROWTH INVESTORS PORTFOLIO:



                                                               YEAR ENDED DECEMBER 31,
                                         ------------------------------------------------------------------
                                              1995          1994         1993*          1992         1991
                                         ------------  ------------  ------------  ------------  ----------
Net asset value, beginning of period
 (a) ...................................    $  14.66      $  15.61      $  14.69      $  15.17     $ 11.03
                                         ------------  ------------  ------------  ------------  ----------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ................        0.57          0.50          0.43          0.44        0.41
  Net realized and unrealized gain
   (loss) on investments and foreign
   currency transactions  ..............        3.24         (0.98)         1.79          0.28        4.93
                                         ------------  ------------  ------------  ------------  ----------
  Total from investment operations .....        3.81         (0.48)         2.22          0.72        5.34
                                         ------------  ------------  ------------  ------------  ----------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .       (0.54)        (0.46)        (0.42)        (0.41)      (0.37)
  Dividends in excess of net investment
   income  .............................       (0.01)        (0.01)           --            --          --
  Distributions from realized gains ....       (0.24)           --         (0.88)        (0.79)      (0.83)
                                         ------------  ------------  ------------  ------------  ----------
  Total dividends and distributions ....       (0.79)        (0.47)        (1.30)        (1.20)      (1.20)
                                         ------------  ------------  ------------  ------------  ----------
Net asset value, end of period .........    $  17.68      $  14.66      $  15.61      $  14.69     $ 15.17
                                         ============  ============  ============  ============  ==========
Total return (d) .......................       26.37%        (3.15)%       15.26%         4.85%      48.83%
                                         ============  ============  ============  ============  ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)  .....    $896,134      $492,478      $278,467      $148,650     $84,338
Ratio of expenses to average net assets         0.56%         0.59%         0.62%         0.60%       0.66%
Ratio of net investment income to
  average net assets ...................        3.43%         3.32%         2.71%         3.00%       3.03%
Portfolio turnover rate ................         107%          131%          118%          129%        139%


                               69






THE HUDSON RIVER TRUST
FINANCIAL HIGHLIGHTS--(Concluded)
December 31, 1995

* Prior to July 22, 1993, Equitable Capital Management Corporation (Equitable Capital) served as the investment adviser to the Trust. On July 22, 1993, Alliance Capital Management L.P. acquired the business and substantialy all of the assets of Equitable Capital and became the investment adviser to the Trust.

(a)    Date as of which funds were first allocated to the Portfolios are as follows:
       Common Stock  Portfolio--June  16, 1975 Money Market  Portfolio--July 13,
       1981   Balanced    Portfolio--January    27,   1986   Aggressive    Stock
       Portfolio--January 27, 1986 High Yield Portfolio--January 2, 1987 Global Portfolio--August 27, 1987 Conservative Investors Portfolio--October 2, 1989 Growth Investors Portfolio--October 2, 1989
       Intermediate Government Securities Portfolio--April 1, 1991
       Quality Bond Portfolio--October 1, 1993
       Growth and Income Portfolio--October 1, 1993
       Equity Index Portfolio--March 1, 1994
       International Portfolio--April 3, 1995

(b)    Annualized.

(c) Net investment income and capital changes per share are based upon monthly average shares outstanding.

(d) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

(e) On February 22, 1994, shares of the Intermediate Government Securities Portfolio of the Trust were substituted for shares of the Trust's Short-Term World Income Portfolio.

                               70






                      REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of The Hudson River Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and financial highlights present fairly, in all material respects, the financial position of the Money Market Portfolio, Intermediate Government Securities Portfolio, Quality Bond Portfolio, High Yield Portfolio, Growth and Income Portfolio, Equity Index Portfolio, Common Stock Portfolio, Global Portfolio, International Portfolio, Aggressive Stock Portfolio, Conservative Investors Portfolio, Balanced Portfolio and Growth Investors Portfolio (constituting The Hudson River Trust, hereafter referred to as the "Trust") at December 31, 1995, the results of each of their operations for the year or indicated period then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above. The financial highlights for the year ended December 31, 1992 and for each of the periods indicated prior thereto,  were  audited by other  independent  accountants  whose  report  dated
February  10,  1993,   expressed  an  unqualified  opinion  on  those  financial
statements.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York 10036
February 8, 1996

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